UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.™

Active Fixed Income ETFs

Annual Report

July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all Hartford Funds held in your account.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Annual Report covering the year from August 1, 2018 through July 31, 2019.

Market Review

During the 12 months ended July 31, 2019, U.S. stocks, as measured by the S&P 500 Index (the “Index”)1 gained 7.99%.

The positive returns for the period were noteworthy because, despite increased volatility and nearly falling into bear market territory during the fourth quarter of 2018, the Index closed on a decidedly positive note. The Index closed at an all-time high of 3,026 on July 26, and closed above 3,000 nine times during the month of July.

According to the National Bureau of Economic Research, July 1, 2019 marked a significant milestone — 121 consecutive months of U.S. economic expansion, the longest on record since World War II. The current expansion began in June 2009. In addition, as of July 31, 2019, the unemployment rate remains low and long-stagnant wages began rising.

That said, ongoing trade disputes, threats of tariffs, related supply-chain concerns, and an unpredictable political climate continue to weigh on markets and seem unlikely to be resolved in the short term. Additionally, the U.S. Federal Reserve made history on July 31 when it cut rates for the first time while the unemployment rate was below 4%. Given these factors, we believe that it is reasonable to expect volatility to remain a constant for investors going forward.

We encourage you to maintain a strong relationship with your financial advisor no matter the market environment. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our ETFs, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Active Fixed Income ETFs

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Municipal Opportunities ETF

Fund Overview

July 31, 2019 (Unaudited)

Inception 12/13/2017 (Sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 7/31/19

	1 Year	Since Inception[1]
Municipal Opportunities ETF (NAV Return)	7.68%	5.03%
Municipal Opportunities ETF (Market Price Return)	7.76%	5.07%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	6.62%	4.20%

[1]	Inception: 12/13/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2019.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

2

Hartford Municipal Opportunities ETF

Fund Overview – (continued)

July 31, 2019 (Unaudited)

Composition of Municipal Bonds(1)

as of July 31, 2019

Municipal Bonds	Percentage of Net Assets
Airport	9.4%
Development	1.2
Education	2.2
Facilities	0.4
General Obligation	12.3
Higher Education	2.2
Housing	1.0
Medical	7.1
Mello-Roos District	0.1
Multifamily Housing	0.2
Nursing Homes	4.2
Other(2)	18.8
Pollution	1.2
Power	5.4
School District	12.6
Single Family Housing	4.2
Student Loan	1.0
Tobacco	3.2
Transportation	8.0
Utilities	1.2
Water	3.7
Short-Term Investments	1.0
Other Assets & Liabilities	(0.6)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

3

Hartford Municipal Opportunities ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

Manager Discussion and Analysis

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Municipal Opportunities ETF returned 7.68% for the period from August 1, 2018 through July 31, 2019, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 6.62% for the same period. The Fund also outperformed the 6.43% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

For the twelve-month period ended July 31, 2019, the United States fixed income markets largely generated positive total returns over the trailing twelve months ended July 31, 2019 as U.S. Treasury yields declined as the Federal Reserve (Fed) did not increase rates as much as the market had expected and then lowered rates by 0.25% in July 2019. Early in the period, sovereign debt yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, later in the period, sovereign debt yields declined sharply amid prospects of deteriorating global growth and central bank policies favoring lower interest rates. Geopolitical uncertainty remained elevated throughout the period.

Monetary policy continued to favor interest rate increases during the 2018 portion of the period, but most central banks shifted to a lower interest rate bias in 2019 on account of tepid economic data, trade policy uncertainty, and continuing low inflation. The Fed increased interest rates two times in the second half of 2018 and projected additional future increases; however, at the end of the period the Fed cut rates for the first time since 2008. The European Central Bank (ECB) concluded its quantitative easing program in late 2018 and anticipated a second half of 2019 rate increase; however, by the end of the period, the ECB raised the prospects for a fresh round of quantitative easing alongside rate cuts later in 2019. Similarly, the Bank of Japan committed to extremely low rates “at least through spring 2020.”

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., gross domestic product (GDP) growth beat expectations in the second quarter of 2019, but lagged the 3.1% annualized growth rate of the first quarter of 2019. U.S. housing activity appeared mixed, and consumer confidence slipped as escalating trade tensions weighed on Americans’ assessments of the economy and labor market at the end of the period. The Eurozone manufacturing Purchasing Managers’ Index (PMI) contracted during the first quarter of 2019 due to sharp drops in output and new orders and remained in contractionary territory through the end of the period.

Absolute returns across most major fixed income credit risk sectors were positive for the twelve-month period, driven by a decrease in government bond yields.

On an excess return basis, most spread sectors, such as investment grade corporates and high yield, posted positive returns over the same period. The Bloomberg Barclays U.S. Corporate Investment Grade Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index outperformed like-duration U.S. Treasuries over the trailing 12-month period.

Credit spreads remained generally stable as concerns over increased leverage from a pickup in mergers and acquisitions activity were offset by generally solid U.S. economic data and positive earnings trends. Investment grade corporate spreads, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, tightened by 0.01%, while high yield corporate spreads, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, widened by 0.35%.

Over the period, tax-exempt municipal bonds, as represented by the ICE Bank of America Merrill Lynch U.S. Municipal Securities Index, posted an excess return over duration-equivalent Treasuries. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries decreased over the period, falling from 82.7% to 75.2%. Over the period, technical factors were generally positive as demand from municipal funds and individual bond investors were relatively strong while supply was measured.

The Fund’s duration and yield curve positioning was the primary driver of outperformance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period. A long duration position had a positive impact during the second period of 2019 as interest rates fell. Security selection within investment grade GOs and revenue bonds also contributed positively to outperformance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index particularly within local municipal debt and Utilities. The Fund’s allocation to high yield revenue bonds detracted from relative performance during the period, particularly within the tobacco sector.

Derivatives were not used in this Fund and, therefore, did not have an impact on Fund performance during the period.

4

Hartford Municipal Opportunities ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

What is the outlook?

U.S. economic growth is decelerating from above trend levels, but we believe the risk of recession is low. As a result, we maintained the Fund’s moderately pro-cyclical risk posture. Even with the slight year to date spread rally, we believe there is still room to add selectively to A-rated and BBB-rated names. We remain positive on revenue bond fundamentals, with the possible exception of Healthcare where we feel we have likely seen peak financial results. However, we believe there are opportunities within Healthcare to selectively add to improving credit stories. Within transportation, we remain positive on toll roads as we believe fundamentals and spread levels are slightly more attractive in that space. Toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers that we believe are supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. We believe supply and demand technical dynamics will remain positive as supply continues to be lower than previous periods while retail demand has been strong.

5

Hartford Schroders Tax-Aware Bond ETF

Fund Overview

July 31, 2019 (Unaudited)

Inception 04/18/2018 (Sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 7/31/19

	1 Year	Since Inception[1]
Tax-Aware Bond ETF (NAV Return)	7.62%	6.19%
Tax-Aware Bond ETF (Market Price Return)	7.61%	6.27%
Bloomberg Barclays Municipal Bond Index	7.31%	6.45%

[1]	Inception: 04/18/2018.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2019.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

6

Hartford Schroders Tax-Aware Bond ETF

Fund Overview – (continued)

July 31, 2019 (Unaudited)

Composition by Security Type(1)

as of July 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	15.3%
Municipal Bonds	57.8
U.S. Government Securities	10.4
U.S. Government Agencies	15.7

Total	99.2%

Short-Term Investments	1.6
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

7

Hartford Schroders Tax-Aware Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

Manager Discussion and Analysis

Andrew B.J. Chorlton, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Neil G. Sutherland, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Julio C. Bonilla, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Lisa Hornby, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

How did the Fund perform during the period?

Hartford Schroders Tax-Aware Bond ETF returned 7.62% for the twelve-month period ending July 31, 2019, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 7.31% for the same period. The Fund also outperformed the 6.83% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

As of July 2019, the U.S. economy entered its longest economic expansion in its history. While the economy is still in expansionary mode, data indicate that the pace of economic growth has slowed as trade policy uncertainty takes its toll on business confidence and capital expenditures. We are also seeing the lagging effects of reduced fiscal stimulus and a stronger dollar weighing on economic output. One bright spot remains the U.S. consumer, who has benefited from an unemployment rate at generational lows in addition to lower taxes and modest wage gains. Consumer leverage remains modest and a still-elevated household savings rate suggests that consumption growth will remain elevated.

The municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, generated a 7.31% return for the twelve months ending July 31, 2019. Municipal bonds have exhibited strong performance (July 2019 was the ninth consecutive month of positive performance) during the period. Meanwhile, lower municipal-to-Treasury yield ratios have not detracted from demand for municipal bonds from the retail driven market, as investors appear more concerned about producing tax-exempt income than about valuations. This dynamic is evidenced by strong inflows into municipal bond focused funds during the period. The municipal bond market is also continuing to adjust to a post-tax reform environment. Since issuers may not be able to take advantage of tax-exempt advance refundings, we expect supply-and-demand dynamics to continue to pose a challenge as we look for yield opportunities within the sector.

The Fund outperformed the benchmark primarily due to strong security selection within municipals. Tax-exempt federal agency bonds and tax-exempt housing securities stood out for their contribution to security selection, outperforming the Bloomberg Barclays Municipal Bond Index. On the other hand, sector allocation was the main detractor from performance. The Fund’s allocation to Treasury bonds and an underweight position in tax-exempt municipals were the main factors impacting sector allocation during a period when municipal bonds had strong performance. Duration and yield curve positioning combined had an overall positive impact as the Treasury curve flattened and yields generally fell during this period while the Fund typically had a lower duration versus the Bloomberg Barclays Municipal Bond Index. Although the Fund is not managed against the Bloomberg Barclays Municipal Bond Index, the index is a broad representation of the municipal bond universe.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking forward to the end of the year, macroeconomic events will likely continue to be the primary drivers of market movements. Markets will need to navigate various cross-currents in the second half of 2019: uncertainty with regard to trade, a U.S. Federal Reserve (Fed) that is easing amidst a cyclical slowdown, the U.K.’s expected exit from the E.U. and the ramp-up of the 2020 U.S. election cycle. Our view is that risk assets will face some challenges ahead. With regard to interest rates, we believe the peak in yields was seen in 2019. Although the current market pricing of imminent rate cuts is probably exaggerated, a more patient Fed and slower growth suggest that fixed income assets are likely to remain well supported in our view.

In regards to municipals, exceptionally strong demand relative to strong supply continue to be strong drivers of performance, as summer 2019 maturities continue to support the market. We believe that supply should increase in the second half of 2019, due to low interest rates, tax-exempt refundings of callable Build America Bonds (BABs), which are taxable municipal bonds that featured tax credits and/or federal subsidies as part of former President Obama’s 2009 American Recovery and Reinvestment Act, and an increase in new money issuance as the

8

Hartford Schroders Tax-Aware Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

expectation of a federal infrastructure package fades until 2021 or later. We continue to focus more on shortening our municipal duration as we do not see rewards in taking duration risk. We also continue to look for select opportunities within the municipal sector, but this remains difficult due to the net negative supply environment and expensive valuations for municipal bonds. As we continue to seek what we consider to be attractive yields while avoiding high-risk bets, we believe the valuation backdrop in many municipal sectors is far less compelling than it has been in years.

Outside of municipals, we expect that portfolio allocations will generally remain stable within the Fund, but we look to move away from corporates as valuations in the credit sectors are now approaching the more expensive end of their cyclical range. The liquidity environment will likely keep risk assets supported, but it is difficult to see material appreciation absent a change in the underlying fundamentals. Overall, we prefer mortgages over other spread markets as valuations are near their cheapest levels of the post-crisis period. Fundamentals are also preferable, as debt growth in the mortgage market has significantly lagged that of the corporate market.

9

Hartford Short Duration ETF

Fund Overview

July 31, 2019 (Unaudited)

Inception 05/30/2018 (Sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 7/31/19

	1 Year	Since Inception[1]
Short Duration ETF (NAV Return)	5.20%	4.70%
Short Duration ETF (Market Price Return)	5.22%	4.76%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.15%	3.60%

[1]	Inception: 05/30/2018.

Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.32%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2019.

Important Risks

Investing involves risk, including the possible loss of principal. As part of its investment strategy, the Fund may allocate a portion of its assets among specialist portfolio managers. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

10

Hartford Short Duration ETF

Fund Overview – (continued)

July 31, 2019 (Unaudited)

Composition by Security Type(1)

as of July 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	11.3%
Corporate Bonds	58.5
Foreign Government Obligations	0.6
Municipal Bonds	0.2
Senior Floating Rate Interests	20.0
U.S. Government Agencies	10.3

Total	100.9%

Short-Term Investments	1.8
Other Assets & Liabilities	(2.7)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

Hartford Short Duration ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

Manager Discussion and Analysis

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Short Duration ETF returned 5.20% for the period from August 1, 2018 through July 31, 2019, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 4.15% for the same period. The Fund also outperformed the 3.99% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

For the twelve-month period ended July 31, 2019, the United States fixed income markets largely generated positive total returns over the trailing twelve months ended July 31, 2019 as U.S. Treasury yields declined as the Federal Reserve (Fed) did not increase rates as much as the market had expected and then lowered rates by 0.25% in July 2019. Early in the period, sovereign debt yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, later in the period, sovereign debt yields declined sharply amid prospects of deteriorating global growth and central bank policies favoring lower interest rates. Geopolitical uncertainty remained elevated throughout the period.

Monetary policy continued to favor interest rate increases during the 2018 portion of the period, but most central banks shifted to a lower interest rate bias in 2019 on account of tepid economic data, trade policy uncertainty, and continuing low inflation. The Fed increased interest rates two times in the second half of 2018 and projected additional future increases; however, at the end of the period the Fed cut rates for the first time since 2008. The European Central Bank (ECB) concluded its quantitative easing program in late 2018 and anticipated a second half of 2019 rate increase; however, by the end of the period, the ECB raised the prospects for a fresh round of quantitative easing alongside rate cuts later in 2019. Similarly, the Bank of Japan committed to extremely low rates “at least through spring 2020.”

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., gross domestic product (GDP) growth beat expectations in the second quarter of 2019, but lagged the 3.1% annualized growth rate of the first quarter of 2019. U.S. housing activity appeared mixed, and consumer confidence slipped as escalating trade tensions weighed on Americans’ assessments of the economy and labor market at the end of the period. The Eurozone manufacturing Purchasing Managers’ Index (PMI) contracted during the first quarter of 2019 due to sharp drops in output and new orders and remained in contractionary territory through the end of the period.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied versus most currencies. Emerging market currencies declined, led by the Argentine peso, Colombian peso, and the Turkish lira as country-specific issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Australian dollar and the

Swedish krona were among the primary decliners in developed market currencies. The euro and British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns across most major fixed income credit risk sectors were positive for the twelve-month period, driven by a decrease in government bond yields. On an excess return basis, most spread sectors, such as investment grade corporates and high yield, posted positive returns over the same period. The Bloomberg Barclays U.S. Corporate Investment Grade Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index outperformed like-duration US Treasuries over the trailing 12-month period.

Investment-grade credit markets outperformed Treasuries. Credit spreads remained generally stable as concerns over increased leverage from a pickup in mergers and acquisitions activity were offset by generally solid U.S. economic data and positive earnings trends. Investment grade corporate spreads, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, tightened by 0.01%, while high yield corporate spreads, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, widened by 0.35%.

The Fund’s overweight to investment grade (IG) corporate credit was the primary driver of the Fund’s outperformance versus the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period, primarily with respect to Industrials and Financials. Positioning within non-corporate credit slightly detracted from relative performance. The Fund’s out-of-benchmark allocation to bank loans and Mortgage-Backed Securities (MBS) also contributed positively to outperformance versus the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period. Duration and yield curve positioning were slightly additive to benchmark relative returns for the period.

Derivatives were not used in a significant manner in the Fund and did not have a material impact on performance during the period.

What is the outlook?

At the end of the period, we maintained exposure to bank loans and high yield credit and continued to overweight investment grade corporate credit, favoring Financials and Industrials. We maintained allocations to agency MBS and non-agency MBS on attractive valuations. We also continued to favor ABS, higher quality collateralized loan obligations (CLOs), as well as commercial MBS (CMBS). We are positioned with a pro-cyclical risk positioning in corporate bonds based on what we consider to be slower but still positive U.S. economic growth in the second half of 2019, stable corporate fundamentals, and supportive technicals. We believe that U.S. inflation will be range-bound. We expect that Fed policy is leaning toward stable to lower interest rates and that the Fed will likely cut rates further this year. Economic data does not currently warrant easier policy in our view; however, we believe the Fed is determined to support the current expansion. We also believe the market continues to price in a much more aggressive path of rate cuts than the Fed’s projections. As a result, the portfolio is positioned with a short duration bias.

12

Hartford Total Return Bond ETF

Fund Overview

July 31, 2019 (Unaudited)

Inception 09/27/2017 (Sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 7/31/19

	1 Year	Since Inception[1]
Total Return Bond ETF (NAV Return)	8.14%	3.94%
Total Return Bond ETF (Market Price Return)	8.24%	3.97%
Bloomberg Barclays U.S. Aggregate Bond Index	8.08%	3.66%

[1]	Inception: 09/27/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus, was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2019.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different portfolio management teams. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, credit and extension risks. • The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

13

Hartford Total Return Bond ETF

Fund Overview – (continued)

July 31, 2019 (Unaudited)

Composition by Security Type(1)

as of July 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	32.2%
Foreign Government Obligations	5.2
Municipal Bonds	0.7
Senior Floating Rate Interests	4.4
U.S. Government Agencies	47.6
U.S. Government Securities	23.7
Asset & Commercial Mortgage Backed Securities	19.0

Total	132.8%

Short-Term Investments	1.4
Purchased Options	0.2
Other Assets & Liabilities	(34.4)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

14

Hartford Total Return Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

Manager Discussion and Analysis

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Total Return Bond ETF returned 8.14% for the period from August 1, 2018 through July 31, 2019, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.08% for the same period. The Fund also outperformed the 7.63% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

For the twelve-month period ended July 31, 2019, the United States fixed income markets largely generated positive total returns over the trailing twelve months ended July 31, 2019 as U.S. Treasury yields declined as the Federal Reserve (Fed) did not increase rates as much as the market had expected and then lowered rates by 0.25% in July 2019. Early in the period, sovereign debt yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, later in the period, sovereign debt yields declined sharply amid prospects of deteriorating global growth and central bank policies favoring lower interest rates. Geopolitical uncertainty remained elevated throughout the period.

Monetary policy continued to favor interest rate increases during the 2018 portion of the period, but most central banks shifted to a lower interest rate bias in 2019 on account of tepid economic data, trade policy uncertainty, and continuing low inflation. The Fed increased interest rates two times in the second half of 2018 and projected additional future increases; however, at the end of the period the Fed cut rates for the first time since 2008. The European Central Bank (ECB) concluded its quantitative easing program in late 2018 and anticipated a second half of 2019 rate increase; however, by the end of the period, the ECB raised the prospects for a fresh round of quantitative easing alongside rate cuts later in 2019. Similarly, the Bank of Japan committed to extremely low rates “at least through spring 2020.” The People’s Bank of China pumped liquidity into its banking system through its medium term lending facility and also intervened in the foreign exchange markets to support its currency amid the ongoing trade tensions with the U.S. Norges Bank, the central bank of Norway, was an exception as it continued to raise interest rates and indicated further rate increases may occur even while acknowledging uncertainty over trade tensions.

Global economic momentum slowed over the last few months of the period but generally remained supportive of the bond markets. In the U.S., gross domestic product (GDP) growth beat expectations in the second quarter of 2019, but lagged the 3.1% annualized growth rate of the first quarter of 2019. U.S. housing activity appeared mixed, and consumer confidence slipped as escalating trade tensions weighed on Americans’ assessments of the economy and labor market at the end of the period. The Eurozone manufacturing Purchasing Managers’ Index (PMI) contracted during the first quarter of 2019 due to sharp drops in output and new orders and remained in contractionary territory through the end of the period. China’s economy grew at the slowest pace since the early 1990s year-over-year in the second quarter of 2019. The intensifying trade war with the U.S. took a toll on China’s manufacturing and services activity, as the PMIs of both sectors contracted.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied versus most currencies. Emerging market (EM) currencies declined, led by the Argentine peso, Colombian peso, and the Turkish lira as country-specific issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies, including the Australian dollar and the Swedish krona, were among the primary decliners in developed market currencies. The euro and British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns across most major fixed income credit risk sectors were positive for the twelve-month period, driven by a decrease in government bond yields. On an excess return basis, most spread sectors, such as investment grade corporates and high yield, posted positive returns over the same period. The Bloomberg Barclays U.S. Corporate Investment Grade Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index outperformed like-duration US Treasuries over the trailing 12-month period.

Credit spreads remained generally stable as concerns over increased leverage from a pickup in mergers and acquisitions activity were offset by generally solid U.S. economic data and positive earnings trends. Investment grade corporate spreads, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, tightened by 0.01%, while high yield corporate spreads, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, widened by 0.35%.

The Fund’s credit positioning was a primary driver of the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Investment grade credit (IG) positioning within Industrials and Financials benefited relative results while out-of-benchmark allocations to bank loans and high yield instruments also had a positive impact on

15

Hartford Total Return Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2019

returns. The Fund’s allocation to securitized sectors such as non-agency residential mortgage-backed securities (RMBS), collateralized loan obligations (CLOs), and commercial mortgage-backed securities (CMBS), all contributed positively to results relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund held directional interest rate positions during the period, which were expressed through derivatives and purchases and sales of bonds which detracted from relative performance. The types of derivatives used in the Fund over the period includes futures contracts, foreign currency contracts, options contracts, swap contracts, credit default swap contracts, interest rate swaps contracts and total return swap contracts. The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) detracted from relative results following consistently low market inflation expectations.

What is the outlook?

As of July 31, 2019, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets. We believe the global monetary policy tilt toward stable to lower interest rates could help to dampen volatility over the balance of the year but, as of July 31, 2019, we were still positioned fairly defensively in credit. Inflation expectations remain consistently below central banks’ targets. Inflation breakeven positioning is near neutral, but we would consider adding to the position if the interest rate environment stabilizes. We ended the period with an underweight positioning to investment grade credit. The Fund maintained an out-of-benchmark allocation to select non-agency RMBS. The Fund also held senior CMBS with attractive collateral as well as high quality CLOs. We believe high yield credit and bank loans are supported by positive consumer fundamentals. As of July 31, 2019, the Fund held select exposure to EM debt.

16

Hartford Active Fixed Income ETFs

Benchmark Glossary

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

17

Hartford Active Fixed Income ETFs

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of February 1, 2019 through July 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund’s annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses paid during the period February 1, 2019 through July 31, 2019	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses paid during the period February 1, 2019 through July 31, 2019	Annualized expense ratio
Hartford Municipal Opportunities ETF	$1,000.00	$1,054.20	$1.48	$1,000.00	$1,023.36	$1.45	0.29%

Hartford Schroders Tax-Aware Bond ETF	$1,000.00	$1,050.30	$1.98	$1,000.00	$1,022.86	$1.96	0.39%

Hartford Short Duration ETF	$1,000.00	$1,035.70	$1.46	$1,000.00	$1,023.36	$1.45	0.29%

Hartford Total Return Bond ETF	$1,000.00	$1,057.70	$1.48	$1,000.00	$1,023.36	$1.45	0.29%

18

Hartford Municipal Opportunities ETF

Schedule of Investments

July 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6%
	Alabama - 3.6%
$1,100,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2027	$1,368,873
100,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	117,690
90,000	Jefferson County, AL, GO 5.00%, 04/01/2024	104,138
1,000,000	Lower Alabama Gas Dist 5.00%, 09/01/2031	1,249,420
1,590,000	State of Alabama Docks Department 5.00%, 10/01/2026	1,903,882
245,000	Tuscaloosa County, AL, Industrial Dev Auth 5.25%, 05/01/2044(1)	271,801

		5,015,804

	Arizona - 1.1%
480,000	Coconino County, AZ, Pollution Control Corp. 1.80%, 09/01/2032(2)	481,066
185,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2031	225,668
750,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	767,670
110,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	111,195

		1,585,599

	California - 5.1%
145,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	148,622
1,000,000	California State, GO Taxable 5.00%, 04/01/2035	1,274,320
	City of Los Angeles, CA, Department of Airports
1,450,000	5.00%, 05/15/2035	1,766,492
1,500,000	5.00%, 05/15/2040	1,544,685
150,000	Fresno, CA, Unified School Dist 0.00%, 08/01/2032(3)	100,613
500,000	Golden State Tobacco Securitization Corp., CA 5.00%, 06/01/2032	590,225
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	114,160
	San Joaquin Hills, CA, Transportation Corridor Agency
80,000	0.00%, 01/15/2026(3)	68,025
215,000	0.00%, 01/15/2032(3)	146,004
70,000	0.00%, 01/15/2035(3)	42,139
1,300,000	Tender Option Bond Trust Receipts/Certificates 1.43%, 12/01/2022(1)(2)	1,300,000

		7,095,285

	Colorado - 1.7%
720,000	Arapahoe County, CO, School Dist No. 6 Littleton 5.50%, 12/01/2031	951,790
175,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(1)	185,461
1,030,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2029	1,278,776

		2,416,027

	Connecticut - 2.5%
100,000	City of Bridgeport, CT, GO 5.00%, 07/15/2034	119,356
1,000,000	Connecticut Housing Finance Auth 4.25%, 05/15/2042	1,097,140
	State of Connecticut, GO
380,000	5.00%, 11/15/2025	458,854
1,000,000	5.00%, 09/15/2027	1,245,670
500,000	5.00%, 04/15/2029	611,115

		3,532,135

	District of Columbia - 2.8%
250,000	Dist of Columbia Rev 5.00%, 07/01/2037	268,852

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	District of Columbia - 2.8% - (continued)
	Dist of Columbia, GO
$1,500,000	5.00%, 06/01/2027	$1,850,190
1,100,000	5.00%, 06/01/2042	1,313,598
455,000	5.00%, 07/01/2042	484,953

		3,917,593

	Florida - 4.5%
125,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2043	141,493
1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2037	1,188,310
	JEA, FL, Electric System Rev
1,550,000	5.00%, 10/01/2022	1,715,664
1,500,000	5.00%, 10/01/2028	1,861,395
190,000	Polk County, FL, Industrial Dev Auth 5.00%, 01/01/2055	210,161
725,000	5.00%, 01/01/2029	832,836
35,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	41,224
250,000	South Miami, FL, Health Facs Auth 5.00%, 08/15/2019	250,335

		6,241,418

	Georgia - 2.5%
	Burke County, GA, Dev Auth Rev
1,000,000	2.05%, 10/01/2032(2)	1,006,880
200,000	3.00%, 11/01/2045(2)	205,074
665,000	Main Street, GA, Natural Gas, Inc. 5.00%, 05/15/2032	809,864
200,000	5.50%, 09/15/2023	230,508
1,000,000	Municipal Electric Auth, GA 5.00%, 01/01/2028	1,195,850

		3,448,176

	Hawaii - 0.1%
100,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	123,079

	Illinois - 11.1%
	Chicago, IL, Board of Education, GO
105,000	0.00%, 12/01/2023(3)	94,371
110,000	0.00%, 12/01/2026(3)	89,669
65,000	5.00%, 12/01/2020	67,721
250,000	5.00%, 12/01/2024	277,678
250,000	5.00%, 04/01/2033	283,602
	Chicago, IL, Transit Auth
1,490,000	5.00%, 12/01/2021	1,610,288
445,000	5.00%, 06/01/2024	511,821
130,000	5.25%, 12/01/2024	141,049
105,000	5.25%, 12/01/2025	113,634
400,000	City of Chicago, IL, GO 5.00%, 01/01/2024	436,272
	City of Chicago, IL, Wastewater Transmission Rev
90,000	5.00%, 01/01/2027	101,175
50,000	5.50%, 01/01/2030	62,274
1,075,000	City of Decatur, IL, GO 5.00%, 03/01/2035	1,235,874
100,000	Cook County, IL, GO 5.00%, 11/15/2021	107,319
270,000	Illinois Housing Dev Auth 4.00%, 02/01/2035	278,810
150,000	Illinois State Finance Auth Rev 5.00%, 11/15/2045	167,013
	Illinois State Toll Highway Auth
150,000	5.00%, 01/01/2030	186,141
500,000	5.00%, 01/01/2031	624,280
	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, No. 300
1,000,000	5.00%, 01/01/2021	1,052,670
100,000	5.00%, 01/01/2032	117,858
150,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 0.00%, 02/01/2027(3)	126,842
205,000	Metropolitan Pier & Exposition Auth, IL 0.00%, 12/15/2025(3)	175,857

The accompanying notes are an integral part of these financial statements.

19

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Illinois - 11.1% - (continued)
	Railsplitter, IL, Tobacco Settlement Auth
$150,000	5.00%, 06/01/2022	$164,534
75,000	5.25%, 06/01/2021	80,105
	Regional Transportation, IL, Auth Rev
150,000	5.00%, 06/01/2024	174,414
1,000,000	6.00%, 07/01/2024	1,167,170
500,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2029	594,605
	State of Illinois, GO
1,040,000	5.00%, 03/01/2021	1,085,302
1,250,000	5.00%, 06/15/2022	1,346,475
450,000	5.00%, 12/01/2024	497,200
1,000,000	5.00%, 02/01/2027	1,142,080
115,000	5.00%, 06/15/2027	131,017
300,000	5.00%, 11/01/2027	340,755
750,000	5.25%, 12/01/2030	850,950
100,000	Village of Bolingbrook, IL, GO 5.00%, 01/01/2028	122,541

		15,559,366

	Indiana - 0.2%
284,698	City of Evansville, IN 3.00%, 06/01/2034	291,024

	Iowa - 1.1%
	Iowa Student Loan Liquidity Corp.
400,000	5.00%, 12/01/2020	417,484
350,000	5.00%, 12/01/2025	410,347
575,000	State of Iowa, Fin Auth 5.00%, 02/15/2027	709,021

		1,536,852

	Kentucky - 1.1%
110,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	125,499
100,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(2)	110,781
1,250,000	Louisville, KY, Regional Airport Auth 5.00%, 07/01/2021	1,331,975

		1,568,255

	Maine - 0.2%
305,000	Finance Auth of Maine 5.00%, 12/01/2021	328,747

	Maryland - 0.9%
40,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	41,635
1,000,000	State of Maryland, GO 5.00%, 03/15/2028	1,256,170

		1,297,805

	Massachusetts - 3.1%
1,500,000	Commonwealth of Massachusetts, GO 5.00%, 01/01/2042	1,803,315
	Massachusetts Dev Finance Agency
250,000	5.00%, 07/01/2020	257,818
660,000	5.00%, 07/01/2031	792,443
675,000	5.00%, 07/01/2034	816,136
500,000	5.00%, 07/01/2043	590,445
100,000	5.00%, 07/01/2048	117,695

		4,377,852

	Michigan - 4.9%
345,000	City of Detroit, MI, GO 5.00%, 04/01/2022	366,732
1,250,000	Lincoln Park School Dist, GO 5.00%, 05/01/2032	1,560,862
	Michigan Finance Auth
1,100,000	5.00%, 07/01/2035	1,268,300
500,000	5.00%, 11/01/2035	613,745
	Michigan State Housing Dev Auth
1,235,000	4.25%, 06/01/2049	1,353,881
680,000	4.25%, 12/01/2049	748,456
275,000	New Haven Community Schools 5.00%, 05/01/2032	339,036
500,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2025	599,335

		6,850,347

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Minnesota - 2.9%
$750,000	Duluth, MN, Independent School Dist, No. 709 5.00%, 02/01/2022	$813,997
2,000,000	Minneapolis-St Paul Housing & Redev. Auth, MN 0.77%, 08/15/2025(2)	2,000,000
1,000,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2035	1,015,330
200,000	St. Francis, MN, Independent School Dist, No. 15 4.00%, 02/01/2030	214,590

		4,043,917

	Mississippi - 1.6%
750,000	Mississippi Dev Bank, GO 5.00%, 10/01/2027	936,982
1,000,000	State of Mississippi 5.00%, 10/15/2029	1,266,400

		2,203,382

	Missouri - 1.7%
400,000	City of State Louis, MO, Airport Rev 5.00%, 07/01/2031	496,776
510,000	Kansas City Industrial Dev Auth 5.00%, 03/01/2032	630,335
500,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	554,840
650,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2028	748,273

		2,430,224

	Nevada - 1.5%
275,000	City of North Las Vegas, NV 4.50%, 06/01/2039	286,476
280,000	City of Reno, NV 5.00%, 06/01/2033	341,426
1,000,000	Clark County, NV, School Dist, GO 5.00%, 06/15/2026	1,207,580
200,000	Las Vegas, NV, New Convention Center Auth 5.00%, 07/01/2029	231,050

		2,066,532

	New Jersey - 2.1%
1,000,000	City of Bayonne, NJ 0.00%, 07/01/2023(3)	938,490
	New Jersey Economic Dev Auth
400,000	5.00%, 06/15/2022	438,088
150,000	5.00%, 06/15/2023	168,711
255,000	New Jersey Educational Facs Auth 5.00%, 06/01/2020	262,357
125,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	142,461
250,000	New Jersey Turnpike Auth 4.00%, 01/01/2033	283,003
	Tobacco Settlement Financing Corp., NJ
340,000	5.00%, 06/01/2024	387,991
250,000	5.00%, 06/01/2029	303,322

		2,924,423

	New Mexico - 0.1%
95,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049	103,319

	New York - 7.8%
480,000	Metropolitan Transportation Auth, NY, Rev 5.00%, 11/15/2020	503,645
	New York City Transitional Finance Auth Future Tax Secured Rev
100,000	4.50%, 11/01/2019	100,850
2,000,000	5.00%, 08/01/2035	2,480,940
2,000,000	New York City, NY, Water & Sewer System 1.48%, 06/15/2050(2)	2,000,000
	New York State Dormitory Auth Rev
200,000	5.00%, 02/15/2031	248,362
1,000,000	5.00%, 03/15/2035	1,247,070
750,000	5.00%, 03/15/2037	925,740
1,000,000	5.00%, 02/15/2038	1,193,000
1,000,000	5.00%, 03/15/2048	1,205,210

The accompanying notes are an integral part of these financial statements.

20

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	New York - 7.8% - (continued)
$390,000	Syracuse, NY, Industrial Dev Agency 5.00%, 01/01/2031	$429,534
500,000	Town of Oyster Bay, NY, GO 4.00%, 02/15/2020	506,380

		10,840,731

	Ohio - 4.1%
1,000,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(2)	1,018,480
2,200,000	Buckeye, OH, Tobacco Settlement Finance Auth 5.88%, 06/01/2047	2,158,420
	City of Cleveland, OH, Airport System Rev
1,000,000	1.43%, 01/01/2024(2)	1,000,000
1,105,000	5.25%, 01/01/2020	1,123,177
100,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030	123,440
	County of Lucas, OH
250,000	5.00%, 11/15/2019	252,358
100,000	5.00%, 11/15/2020	104,152

		5,780,027

	Oklahoma - 0.6%
	Oklahoma Dev Finance Auth
30,000	5.25%, 08/15/2048	35,339
30,000	5.50%, 08/15/2057	35,560
700,000	Oklahoma Housing Finance Agency 5.00%, 09/01/2043	727,762

		798,661

	Oregon - 0.5%
30,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 5.00%, 06/15/2038	35,292
100,000	Clackamas County, OR, Hospital Facs Auth 2.60%, 11/15/2023	100,030
20,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(3)	10,694
115,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow 0.00%, 06/15/2038(3)	62,429
	Salem Hospital Facs Auth, OR
40,000	5.00%, 05/15/2038	46,104
30,000	5.00%, 05/15/2048	34,199
110,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	120,760
190,000	State of Oregon, GO 4.00%, 12/01/2048	204,383
100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(3)	62,519

		676,410

	Pennsylvania - 6.8%
585,000	Allegheny County, PA, Airport Auth 5.00%, 01/01/2026	628,664
	City of Philadelphia, PA, Airport Rev
125,000	5.00%, 07/01/2026	152,104
565,000	5.00%, 02/01/2035	698,442
	Commonwealth Finance Auth, PA
490,000	5.00%, 06/01/2020	505,210
100,000	5.00%, 06/01/2027	122,589
590,000	Erie, PA, City School Dist, GO 5.00%, 04/01/2028	734,373
	Montgomery County, PA, Industrial Dev Auth Rev
230,000	5.00%, 12/01/2030	262,605
240,000	5.00%, 12/01/2044	274,327
100,000	5.00%, 12/01/2046	109,963
1,000,000	Pennsylvania Economic Dev Financing Auth 2.63%, 11/01/2021	1,022,930
	Pennsylvania Higher Educational Facs Auth
250,000	5.00%, 05/01/2025	296,590
750,000	5.00%, 05/01/2037	885,120

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Pennsylvania - 6.8% - (continued)
$445,000	Pennsylvania Housing Finance Agency 3.10%, 04/01/2023	$454,790
	Pennsylvania Turnpike Commission Rev
150,000	5.00%, 12/01/2030	182,164
1,095,000	5.00%, 12/01/2032	1,342,700
750,000	5.00%, 12/01/2034	896,715
95,000	5.00%, 12/01/2037	104,175
265,000	Pittsburgh Water & Sewer Auth 5.00%, 09/01/2034	330,860
375,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2059	439,924

		9,444,245

	Puerto Rico - 0.5%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
675,000	0.00%, 07/01/2051(3)	114,217
625,000	5.00%, 07/01/2058	624,969

		739,186

	Rhode Island - 0.2%
200,000	Rhode Island Student Loan Auth 5.00%, 12/01/2027	243,038

	South Carolina - 1.7%
390,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC 5.00%, 12/01/2029	457,564
1,000,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2028	1,255,620
	South Carolina State Public Service Auth
500,000	5.00%, 12/01/2034	570,710
125,000	5.00%, 12/01/2050	140,897

		2,424,791

	South Dakota - 0.8%
1,000,000	South Dakota Housing Dev Auth 4.50%, 11/01/2048	1,109,770

	Tennessee - 1.5%
125,000	Metropolitan Nashville Airport Auth 5.00%, 07/01/2027	146,888
	Tennessee Energy Acquisition Corp.
500,000	5.00%, 02/01/2022	538,955
300,000	5.00%, 02/01/2023	331,734
295,000	5.00%, 02/01/2025	340,268
455,000	5.00%, 02/01/2027	541,591
165,000	Tennessee Housing Dev Agency 4.00%, 01/01/2049	178,967

		2,078,403

	Texas - 10.5%
1,125,000	Arlington, TX, Independent School Dist 5.00%, 02/15/2028	1,363,511
405,000	Austin, TX, Independent School Dist 4.00%, 08/01/2033	468,767
750,000	City of Houston, TX 0.00%, 09/01/2025(3)	675,495
65,000	City of Houston, TX Combined Utility System Rev 5.00%, 05/15/2026	75,840
1,385,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2028	1,710,877
1,650,000	Frenship Independent School Dist, GO 4.00%, 02/15/2020	1,675,855
100,000	Harris County - Houston, TX, Sports Auth 5.00%, 11/15/2020	104,663
1,370,000	Keller, TX, Independent School Dist 5.00%, 02/15/2022	1,502,671
100,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2024	116,112
500,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2046	531,480

The accompanying notes are an integral part of these financial statements.

21

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 99.6% - (continued)
	Texas - 10.5% - (continued)
$1,720,000	North East Texas Independent School Dist 5.00%, 02/01/2020	$1,753,523
300,000	North East Texas Regional Mobility Auth 5.00%, 01/01/2021	313,110
	North Texas Tollway Auth Rev
225,000	5.00%, 01/01/2048	265,199
70,000	6.25%, 02/01/2023	71,599
1,000,000	Rockwall, TX, Independent School Dist 5.00%, 02/15/2028	1,270,830
1,500,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.00%, 12/15/2019	1,519,350
200,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	93,542
1,000,000	Wylie, TX, Independent School Dist 4.00%, 08/15/2035	1,151,550

		14,663,974

	Utah - 2.6%
1,000,000	Salt Lake City, UT, Corp. Airport Rev 5.00%, 07/01/2029	1,246,250
590,000	Salt Lake County, UT 5.13%, 02/15/2033	703,174
1,250,000	Utah Transit Auth 5.25%, 06/15/2029	1,640,937

		3,590,361

	Virginia - 0.9%
1,295,000	Virginia College Building Auth 5.00%, 02/01/2020	1,320,304

	Washington - 1.3%
	Port of Seattle, WA
1,000,000	5.00%, 06/01/2030	1,030,110
500,000	5.00%, 05/01/2036	590,910
160,000	5.50%, 09/01/2020	167,363

		1,788,383

	West Virginia - 0.3%
390,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(2)	400,553

	Wisconsin - 3.1%
	Public Finance Auth, WI
100,000	5.00%, 09/01/2025(1)	110,746
1,000,000	5.00%, 07/01/2036	1,188,980
100,000	5.00%, 10/01/2043(1)	110,080
465,000	5.00%, 10/01/2044	551,546
700,000	5.00%, 10/01/2048(1)	768,509
1,000,000	Univ. of Wisconsin Hospitals & Clinics 5.00%, 04/01/2030	1,251,710
400,000	Wisconsin Health & Educational Facs Auth 5.00%, 11/15/2033	404,052

		4,385,623

	Total Municipal Bonds (cost $132,607,678)	$139,241,621

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
1,332,359	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.25%(4)	$1,332,359

	Total Short-Term Investments (cost $1,332,359)	$1,332,359

Total Investments (cost $133,940,037)	100.6%	$140,573,980
Other Assets & Liabilities	(0.6)%	(801,115)

Total Net Assets	100.0%	$139,772,865

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities was $2,857,792, representing 2.0% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Security is a zero-coupon bond.

(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$139,241,621	$—	$139,241,621	$—
Short-Term Investments	1,332,359	1,332,359	—	—

Total	$140,573,980	$1,332,359	$139,241,621	$—

(1)	For the year ended July 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

22

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments

July 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.3%
	Agriculture - 0.4%
$93,000	Altria Group, Inc. 3.80%, 02/14/2024	$96,817

	Commercial Banks - 9.9%
235,000	Bank of Nova Scotia 2.38%, 01/18/2023	235,174
408,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(1)	407,766
114,000	Fifth Third Bancorp 3.65%, 01/25/2024	119,311
200,000	HSBC Holdings plc 3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(1)	209,257
265,000	PNC Financial Services Group, Inc. 3.50%, 01/23/2024	277,318
125,000	Regions Financial Corp. 3.80%, 08/14/2023	130,930
430,000	Royal Bank of Canada 2.80%, 04/29/2022	434,685
240,000	SunTrust Bank 2.80%, 05/17/2022	242,437
437,000	Toronto-Dominion Bank 2.65%, 06/12/2024	440,449
193,000	Wells Fargo & Co. 3.75%, 01/24/2024	202,221

		2,699,548

	Healthcare - Services - 0.8%
220,000	UnitedHealth Group, Inc. 2.38%, 08/15/2024	219,942

	Pharmaceuticals - 1.2%
320,000	Bristol-Myers Squibb Co. 2.90%, 07/26/2024(2)	327,231

	Real Estate Investment Trusts - 1.8%
221,000	Boston Properties L.P. 3.40%, 06/21/2029	227,066
115,000	ERP Operating L.P. 3.00%, 07/01/2029	116,642
145,000	Ventas Realty L.P. 2.65%, 01/15/2025	143,797

		487,505

	Retail - 1.2%
130,000	Home Depot, Inc. 2.95%, 06/15/2029	132,946
201,000	Walmart, Inc. 2.85%, 07/08/2024	206,680

		339,626

	Total Corporate Bonds (cost $4,088,171)	$4,170,669

MUNICIPAL BONDS - 57.8%
	California - 6.0%
$600,000	City & County of San Francisco, CA 1.34%, 07/01/2057(3)	$600,000
135,000	MSR Public Power Agency, CA 6.00%, 07/01/2022	148,574
130,000	Pasadena, CA, Independent School Dist, GO 1.45%, 02/01/2035(3)	130,000
745,000	Southern California Metropolitan Water Dist 1.00%, 07/01/2035(3)	745,000

		1,623,574

	Connecticut - 1.1%
275,000	Connecticut Housing Finance Auth 4.25%, 05/15/2042	301,714

	District of Columbia - 2.2%
505,000	Dist of Columbia, GO 5.00%, 06/01/2036	612,413

	Florida - 0.4%
95,000	Florida Housing Finance Corp. 4.00%, 07/01/2049	103,370

	Georgia - 1.3%
335,000	Main Street, GA, Natural Gas, Inc. 4.00%, 08/01/2048(3)	367,153

	Illinois - 2.5%
65,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	85,036
160,000	Illinois Housing Dev Auth 4.50%, 10/01/2048	177,171
175,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2027	210,171
195,000	State of Illinois, GO 5.00%, 11/01/2028	220,280

		692,658

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 57.8% - (continued)
	Indiana - 2.2%
$500,000	Indiana Finance Auth 1.40%, 12/01/2031(3)	$500,000
100,000	Indiana Housing & Community Dev Auth 4.00%, 07/01/2048	108,622

		608,622

	Iowa - 0.3%
80,000	Iowa Finance Auth 4.00%, 07/01/2048	87,045

	Kentucky - 3.3%
600,000	Kentucky Public Energy Auth 4.00%, 12/01/2049(3)	664,314
	Kentucky State Property & Building Commission
60,000	5.00%, 05/01/2024	69,491
105,000	5.00%, 08/01/2024	122,193
40,000	5.00%, 05/01/2025	47,237

		903,235

	Louisiana - 0.2%
40,000	Louisiana Housing Corp. 4.50%, 12/01/2047	44,331

	Maine - 0.8%
195,000	Maine State Housing Auth 4.00%, 11/15/2048	212,244

	Maryland - 3.2%
205,000	Maryland Community Dev Administration 4.50%, 09/01/2048	227,384
650,000	Maryland Health & Higher Educational Facs Auth 1.35%, 07/01/2034(3)	650,000

		877,384

	Massachusetts - 4.7%
	Massachusetts Educational Financing Auth
60,000	3.17%, 07/01/2025	62,247
45,000	3.27%, 07/01/2026	47,126
50,000	3.38%, 07/01/2027	52,704
55,000	3.46%, 07/01/2028	58,225
45,000	3.51%, 07/01/2029	47,639
800,000	Massachusetts Health & Educational Facs Auth 1.37%, 07/01/2027(3)	800,000
210,000	Massachusetts Water Resource Auth 1.43%, 08/01/2037(3)	210,000

		1,277,941

	Minnesota - 0.5%
145,000	Coon Rapids, MN, Multi-family Housing Auth Rev 2.20%, 04/01/2021(3)	145,783

	Missouri - 1.6%
	Missouri Housing Dev Commission
210,000	4.25%, 05/01/2049	231,609
175,000	4.75%, 05/01/2049	196,663

		428,272

	Nebraska - 0.5%
130,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	141,167

	Nevada - 0.6%
155,000	Nevada Housing Division 4.00%, 10/01/2049	171,475

	New Jersey - 2.7%
	New Jersey Economic Dev Auth
160,000	5.00%, 03/01/2026	175,578
90,000	5.00%, 11/01/2026	107,316
	New Jersey Transportation Trust Fund Auth
40,000	5.00%, 06/15/2024	46,334
150,000	5.00%, 12/15/2028	182,143
175,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	212,326

		723,697

	New Mexico - 0.4%
105,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049	114,461

The accompanying notes are an integral part of these financial statements.

23

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 57.8% - (continued)
	New York - 2.4%
$655,000	City of New York, NY 1.44%, 04/01/2042(3)	$655,000

	North Carolina - 2.8%
770,000	Charlotte, NC, Water & Sewer System Rev 1.39%, 07/01/2036(3)	770,000

	Ohio - 1.3%
175,000	Ohio Housing Finance Agency 4.50%, 09/01/2048	194,152
295,000	Ohio Turnpike & Infrastructure Commission 0.00%, 02/15/2041(4)	152,158

		346,310

	Pennsylvania - 0.5%
110,000	Geisinger, PA, Health System Auth 5.00%, 02/15/2032	132,157

	Rhode Island - 0.9%
215,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2048	233,957

	South Carolina - 2.4%
590,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(3)	648,257
10,000	Tobacco Settlement Revenue Mgmt Auth, SC 6.38%, 05/15/2030	14,146

		662,403

	Tennessee - 0.7%
25,000	Metropolitan Gov’t Nashville & Davidson County, TN Health & Educational Facs Bd 4.88%, 11/01/2028	29,131
135,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	149,488

		178,619

	Texas - 5.8%
70,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	87,896
505,000	Harris County, TX, GO 5.00%, 10/01/2038	612,237
	Texas Department of Housing & Community Affairs
130,000	4.00%, 03/01/2050	145,112
105,000	4.75%, 03/01/2049	116,926
495,000	University of Texas, Permanent University Fund 5.00%, 07/01/2027	610,954

		1,573,125

	Virginia - 4.7%
490,000	Fairfax County, VA, Water Auth 5.00%, 04/01/2029	617,233
650,000	Virginia Small Business Financing Auth 1.42%, 07/01/2042(3)	650,000

		1,267,233

	Washington - 1.2%
290,000	Washington State Housing Finance Commission 4.00%, 12/01/2048	315,694

	Wyoming - 0.6%
140,000	Wyoming Community Dev Auth 4.00%, 06/01/2043	151,851

	Total Municipal Bonds (cost $15,220,295)	$15,722,888

U.S. GOVERNMENT AGENCIES - 15.7%
	Mortgage-Backed Agencies - 15.7%
	FHLMC - 4.4%
$405,478	3.50%, 03/01/2048	$417,799
333,366	3.50%, 01/01/2047	349,155
437,041	3.00%, 06/01/2049	441,168

		1,208,122

	FNMA - 7.1%
680,952	3.50%, 11/01/2047	701,116
402,241	3.50%, 12/01/2047	414,675
378,248	4.00%, 12/01/2047	395,230

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 15.7% - (continued)
	Mortgage-Backed Agencies - 15.7% - (continued)
	FNMA - 7.1% - (continued)
$416,316	3.50%, 11/01/2048	$425,707

		1,936,728

	GNMA - 4.2%
369,662	4.00%, 10/20/2048	384,069
398,467	3.50%, 04/20/2043	413,073
328,492	4.00%, 05/20/2049	341,497

		1,138,639

		4,283,489

	Total U.S. Government Agencies (cost $4,212,011)	$4,283,489

U.S. GOVERNMENT SECURITIES - 10.4%
	U.S. Treasury Securities - 10.4%
	U.S. Treasury Notes - 10.4%
$483,959	0.75%, 07/15/2028(5)	$504,975
475,000	1.75%, 06/15/2022	473,905
694,000	2.38%, 02/29/2024	710,103
207,000	2.38%, 05/15/2029	213,469
886,000	2.75%, 02/15/2028	939,022

		2,841,474

	Total U.S. Government Securities (cost $2,818,583)	$2,841,474

	Total Long-Term Investments (cost $26,339,060)	$27,018,520

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
431,612	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.99%(6)	$431,612

	Total Short-Term Investments (cost $431,612)	$431,612

Total Investments (cost $26,770,672)	100.8%	$27,450,132
Other Assets & Liabilities	(0.8)%	(220,271)

Total Net Assets	100.0%	$27,229,861

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2019. Rate will reset at a future date as disclosed.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2019, the aggregate value of this security was $327,231, representing 1.2% of net assets.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.

24

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2019

(4)	Security is a zero-coupon bond.

(5)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	3	09/19/2019	$382,266	$(6,736)

Total futures contracts				$(6,736)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$4,170,669	$—	$4,170,669	$—
Municipal Bonds	15,722,888	—	15,722,888	—
U.S. Government Agencies	4,283,489	—	4,283,489	—
U.S. Government Securities	2,841,474	—	2,841,474	—
Short-Term Investments	431,612	431,612	—	—

Total	$27,450,132	$431,612	$27,018,520	$—

Liabilities
Futures Contracts(2)	$(6,736)	$(6,736)	$—	$—

Total	$(6,736)	$(6,736)	$—	$—

(1)	For the year ended July 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

25

Hartford Short Duration ETF

Schedule of Investments

July 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.3%
	Asset-Backed - Automobile - 0.3%
$335,895	Chesapeake Funding LLC 3.39%, 01/15/2031(1)	$340,393

	Asset-Backed - Finance & Insurance - 2.8%
280,000	DB Master Finance LLC 3.79%, 05/20/2049(1)	286,524
129,003	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(2)	129,321
83,778	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	84,001
287,409	OBX Trust 4.00%, 11/25/2048(1)(2)	294,634
297,750	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	305,885
	Regional Management Issuance Trust
100,000	3.83%, 07/15/2027(1)	100,358
275,000	4.56%, 01/18/2028(1)	280,778
54,539	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	54,878
208,008	Symphony CLO Ltd. 3.58%, 07/14/2026, 3 mo. USD LIBOR + 1.280%(1)(3)	208,176
	Towd Point Mortgage Trust
295,211	2.75%, 10/25/2057(1)(2)	295,771
83,913	3.75%, 05/25/2058(1)(2)	86,602
	Vantage Data Centers Issuer LLC
225,000	3.19%, 07/15/2044	225,000
337,733	4.20%, 11/16/2043(1)	347,310
339,150	Wingstop Funding LLC 4.97%, 12/05/2048(1)	351,271

		3,050,509

	Collateralized - Mortgage Obligations - 0.5%
480,000	FREMF Mortgage Trust 3.31%, 05/25/2045(1)(2)	479,713

	Commercial Mortgage-Backed Securities - 0.4%
436,316	New Residential Mortgage Loan Trust 3.99%, 11/25/2048(1)(2)	440,607

	Other ABS - 1.5%
243,708	Barings BDC Static CLO Ltd. 3.32%, 04/15/2027, 3 mo. USD LIBOR + 1.020%(1)(3)	243,787
132,329	Finance of America Structured Securities Trust 3.28%, 04/25/2029(1)(2)	132,536
681,575	Taco Bell Funding LLC 4.32%, 11/25/2048(1)	702,792
348,671	Towd Point Mortgage Trust 3.25%, 07/25/2058(1)(2)	352,531
147,030	VOLT LXX LLC 4.12%, 09/25/2048(1)(4)	147,208
99,684	VOLT LXXI LLC 3.97%, 09/25/2048(1)(4)	99,887

		1,678,741

	Whole Loan Collateral CMO - 5.8%
	Angel Oak Mortgage Trust LLC
430,000	2.99%, 07/26/2049(1)(2)	429,995
70,002	3.67%, 07/27/2048(1)(2)	70,711
490,000	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(2)	489,523
418,000	Bellemeade Re Ltd. 3.47%, 10/25/2027, 1 mo. USD LIBOR + 1.200%(1)(3)	417,999
118,350	Bunker Hill Loan Depositary Trust 3.61%, 10/26/2048(1)(4)	119,524
250,000	Colombia Cent CLO Ltd. 3.43%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(3)	250,142
	COLT Mortgage Loan Trust
214,419	2.76%, 08/25/2049(1)(2)	214,121
49,151	3.47%, 07/27/2048(1)(2)	49,222
80,633	3.69%, 10/26/2048(1)(2)	81,331
410,965	4.01%, 12/28/2048(1)(2)	417,199
188,725	CSMC Trust 4.13%, 07/25/2058(1)(2)	190,209
332,618	Deephaven Residential Mortgage Trust 3.79%, 08/25/2058(1)(2)	336,202
199,340	Flagstar Mortgage Trust 4.00%, 09/25/2048	202,149
200,000	Home Re Ltd. 3.87%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(3)	199,689

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.3% - (continued)
	Whole Loan Collateral CMO - 5.8% - (continued)
$119,798	LSTAR Securities Investment Trust 3.90%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(3)	$119,750
	Mill City Mortgage Loan Trust
80,857	3.25%, 05/25/2062(1)(2)	81,750
80,437	3.50%, 05/25/2058(1)(2)	81,721
271,684	3.50%, 08/25/2058(1)(2)	277,130
75,266	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	76,074
	New Residential Mortgage Loan Trust
397,401	3.02%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	396,579
430,146	4.00%, 02/25/2057(1)(2)	444,487
151,128	4.00%, 09/25/2057(1)(2)	154,509
470,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(1)	469,947
	Sequoia Mortgage Trust
77,104	4.00%, 09/25/2048(1)(2)	78,574
69,764	4.50%, 08/25/2048(1)(2)	72,103
246,320	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049	248,389
66,693	Verus Securitization Trust 3.68%, 06/01/2058(1)(2)	67,293
356,184	Wells Fargo Mortgage Backed Securities Trust 4.00%, 04/25/2049(1)(2)	363,530

		6,399,852

	Total Asset & Commercial Mortgage Backed Securities (cost $12,244,249)	$12,389,815

CORPORATE BONDS - 58.5%
	Aerospace/Defense - 0.6%
$300,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023(1)	$313,573
350,000	United Technologies Corp. 3.65%, 08/16/2023	366,633

		680,206

	Agriculture - 0.5%
250,000	Altria Group, Inc. 3.49%, 02/14/2022	255,338
300,000	Reynolds American, Inc. 3.25%, 06/12/2020	301,560

		556,898

	Auto Manufacturers - 1.5%
150,000	Daimler Finance North America LLC 2.25%, 09/03/2019(1)	149,953
	Ford Motor Credit Co. LLC
275,000	3.35%, 11/01/2022(5)	274,723
250,000	8.13%, 01/15/2020	256,052
	General Motors Financial Co., Inc.
125,000	3.15%, 06/30/2022	125,952
200,000	3.45%, 04/10/2022	202,560
75,000	Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021(1)	75,958
	Hyundai Capital America
100,000	2.60%, 03/19/2020(1)	99,984
50,000	4.13%, 06/08/2023(1)	52,033
400,000	Volkswagen Group of America Finance LLC 4.25%, 11/13/2023(1)	424,807

		1,662,022

	Beverages - 0.8%
150,000	Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/2025	161,453
	Constellation Brands, Inc.
175,000	2.65%, 11/07/2022	175,653
100,000	2.70%, 05/09/2022	100,310
100,000	3.20%, 02/15/2023	102,061
300,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	298,222

		837,699

The accompanying notes are an integral part of these financial statements.

26

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 58.5% - (continued)
	Biotechnology - 0.1%
$150,000	Celgene Corp. 2.88%, 02/19/2021	$150,748

	Chemicals - 1.7%
	Celanese U.S. Holdings LLC
80,000	3.50%, 05/08/2024	82,168
280,000	4.63%, 11/15/2022	295,954
425,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	452,428
450,000	Eastman Chemical Co. 3.50%, 12/01/2021	458,754
225,000	International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	227,086
300,000	Sherwin-Williams Co. 4.20%, 01/15/2022	310,556

		1,826,946

	Commercial Banks - 14.1%
200,000	ABN Amro Bank N.V. 3.40%, 08/27/2021(1)	203,952
300,000	Bank of America Corp. 2.50%, 10/21/2022	300,155
400,000	Barclays plc 3.25%, 01/12/2021	402,358
250,000	BBVA USA 3.50%, 06/11/2021	254,172
200,000	BNP Paribas S.A. 3.50%, 03/01/2023(1)	205,105
	BPCE S.A.
250,000	3.00%, 05/22/2022(1)	252,321
250,000	4.00%, 09/12/2023(1)(6)	261,325
250,000	Canadian Imperial Bank of Commerce 3.50%, 09/13/2023	260,741
	Capital One Financial Corp.
200,000	2.50%, 05/12/2020	199,940
200,000	3.05%, 03/09/2022	202,654
	CIT Group, Inc.
135,000	5.00%, 08/15/2022	143,100
340,000	5.00%, 08/01/2023	364,225
525,000	Citibank NA 3.17%, 02/19/2022, (3.17% fixed rate until 02/19/2021; 3 mo. USD LIBOR + 0.530% thereafter)(7)	530,630
200,000	Citigroup, Inc. 2.90%, 12/08/2021	202,257
250,000	Citizens Bank NA 3.70%, 03/29/2023	260,040
275,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	273,886
300,000	Comerica, Inc. 3.70%, 07/31/2023	312,655
300,000	Cooperatieve Rabobank UA 3.88%, 09/26/2023(1)	315,368
250,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	254,255
	Danske Bank A/S
200,000	3.88%, 09/12/2023(1)	205,726
390,000	5.00%, 01/12/2022(1)	408,483
100,000	Deutsche Bank AG 4.25%, 10/14/2021	101,072
250,000	Discover Bank 3.10%, 06/04/2020	250,977
350,000	Fifth Third Bancorp 2.60%, 06/15/2022	352,169
	Goldman Sachs Group, Inc.
300,000	2.35%, 11/15/2021	298,901
300,000	3.00%, 04/26/2022	302,403
250,000	5.25%, 07/27/2021	263,188
200,000	5.75%, 01/24/2022	215,385
200,000	HSBC Holdings plc 2.95%, 05/25/2021	201,532
300,000	Huntington Bancshares, Inc. 2.30%, 01/14/2022	298,967
575,000	ING Groep N.V. 4.10%, 10/02/2023	607,870
200,000	Intesa Sanpaolo S.p.A. 3.13%, 07/14/2022(1)	199,723
	JP Morgan Chase & Co.
325,000	2.40%, 06/07/2021	325,344
300,000	2.97%, 01/15/2023	303,834
250,000	KeyBank NA 2.40%, 06/09/2022	250,615
225,000	KeyCorp 5.10%, 03/24/2021	234,649
200,000	Macquarie Group Ltd. 3.19%, 11/28/2023, (3.19% fixed rate until 11/28/2022; 3 mo. USD LIBOR + 1.023% thereafter)(1)(7)	203,098
490,000	Mitsubishi UFJ Financial Group, Inc. 2.62%, 07/18/2022	490,387

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 58.5% - (continued)
	Commercial Banks - 14.1% - (continued)
$250,000	Mizuho Financial Group, Inc. 2.72%, 07/16/2023, (2.72% fixed rate until 07/16/2022; 3 mo. USD LIBOR + 0.840% thereafter)(7)	$250,866
	Morgan Stanley
325,000	2.63%, 11/17/2021	326,793
325,000	2.75%, 05/19/2022	327,357
350,000	NatWest Markets plc 3.63%, 09/29/2022(1)	354,793
	Regions Financial Corp.
200,000	2.75%, 08/14/2022	201,263
250,000	3.20%, 02/08/2021	252,529
525,000	Royal Bank of Canada 3.70%, 10/05/2023	550,510
	Santander Holdings USA, Inc.
275,000	3.50%, 06/07/2024	278,723
125,000	3.70%, 03/28/2022	127,697
	Santander UK plc
275,000	2.13%, 11/03/2020	273,418
200,000	3.40%, 06/01/2021	203,124
	Standard Chartered plc
200,000	2.25%, 04/17/2020(1)	199,392
375,000	4.25%, 01/20/2023, (4.25% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.150% thereafter)(1)(7)	386,267
225,000	SunTrust Banks, Inc. 2.70%, 01/27/2022	226,005
	UniCredit S.p.A.
200,000	3.75%, 04/12/2022(1)	203,476
350,000	6.57%, 01/14/2022(1)	374,547
	Wells Fargo & Co.
100,000	3.49%, 10/31/2023, 3 mo. USD LIBOR + 1.230%(3)	101,866
155,000	3.75%, 01/24/2024	162,405

		15,514,493

	Commercial Services - 0.9%
	ERAC USA Finance LLC
100,000	2.35%, 10/15/2019(1)	99,968
280,000	2.60%, 12/01/2021(1)	280,433
	IHS Markit Ltd.
60,000	4.13%, 08/01/2023	62,640
250,000	5.00%, 11/01/2022(1)	264,325
300,000	Total System Services, Inc. 3.80%, 04/01/2021	305,316

		1,012,682

	Construction Materials - 0.3%
350,000	Fortune Brands Home & Security, Inc. 4.00%, 09/21/2023	367,674

	Diversified Financial Services - 3.5%
150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.13%, 07/03/2023	156,535
300,000	AIG Global Funding 2.70%, 12/15/2021(1)	301,488
	Air Lease Corp.
75,000	2.13%, 01/15/2020	74,844
75,000	2.63%, 07/01/2022	74,739
375,000	3.50%, 01/15/2022(6)	384,133
	Aircastle Ltd.
420,000	4.40%, 09/25/2023	436,449
165,000	5.13%, 03/15/2021	170,690
250,000	7.63%, 04/15/2020	257,992
325,000	Ally Financial, Inc. 3.88%, 05/21/2024	335,563
300,000	CNA Financial Corp. 7.25%, 11/15/2023	350,329
375,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	374,883
400,000	GE Capital International Funding Co. 2.34%, 11/15/2020	398,281
	Synchrony Financial
300,000	2.70%, 02/03/2020	299,940
180,000	2.85%, 07/25/2022	180,084
95,000	4.38%, 03/19/2024(6)	100,036

		3,895,986

The accompanying notes are an integral part of these financial statements.

27

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 58.5% - (continued)
	Electric - 3.9%
$175,000	AEP Texas, Inc. 2.40%, 10/01/2022	$174,693
450,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	470,783
	Dominion Energy, Inc.
125,000	2.75%, 01/15/2022	125,653
200,000	3.07%, 08/15/2024(4)(6)	201,760
335,000	Duquesne Light Holdings, Inc. 6.40%, 09/15/2020(1)	347,605
	Edison International
200,000	2.40%, 09/15/2022	195,796
250,000	2.95%, 03/15/2023	247,253
250,000	EDP Finance B.V. 5.25%, 01/14/2021(1)	258,825
50,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	50,056
	Enel Finance International N.V.
400,000	2.88%, 05/25/2022(1)	402,401
250,000	4.25%, 09/14/2023(1)	263,245
165,000	Eversource Energy 3.80%, 12/01/2023	173,725
	Exelon Corp.
125,000	3.50%, 06/01/2022	127,977
125,000	5.15%, 12/01/2020	128,531
150,000	FirstEnergy Corp. 2.85%, 07/15/2022	151,443
300,000	Fortis, Inc. 2.10%, 10/04/2021	297,029
175,000	ITC Holdings Corp. 2.70%, 11/15/2022	175,504
105,000	Potomac Electric Power Co. 3.05%, 04/01/2022	107,094
250,000	Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	251,507
150,000	Southwestern Electric Power Co. 3.55%, 02/15/2022	153,109

		4,303,989

	Electronics - 0.2%
175,000	Keysight Technologies, Inc. 3.30%, 10/30/2019	175,101

	Entertainment - 0.1%
100,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	104,500

	Environmental Control - 0.4%
250,000	Republic Services, Inc. 2.50%, 08/15/2024(5)	249,602
170,000	Waste Management, Inc. 2.95%, 06/15/2024	174,040

		423,642

	Food - 1.7%
	Conagra Brands, Inc.
540,000	3.80%, 10/22/2021	554,721
225,000	4.30%, 05/01/2024	238,939
450,000	Danone S.A. 3.00%, 06/15/2022(1)	457,475
	Kraft Heinz Foods Co.
150,000	3.50%, 07/15/2022	153,306
65,000	4.00%, 06/15/2023	67,981
50,000	Kroger Co. 3.85%, 08/01/2023	52,288
300,000	Tyson Foods, Inc. 2.25%, 08/23/2021	298,710

		1,823,420

	Forest Products & Paper - 0.1%
150,000	Georgia-Pacific LLC 5.40%, 11/01/2020(1)	155,491

	Gas - 0.1%
150,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	153,434

	Healthcare - Products - 0.5%
180,000	Boston Scientific Corp. 3.45%, 03/01/2024	186,889
250,000	Life Technologies Corp. 5.00%, 01/15/2021	257,163
75,000	Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	76,747

		520,799

	Healthcare - Services - 0.8%
175,000	Anthem, Inc. 2.95%, 12/01/2022	177,231
	Cigna Corp.
150,000	3.20%, 09/17/2020(1)	151,064
240,000	3.75%, 07/15/2023(1)	249,270
100,000	Cigna Holding Co. 4.00%, 02/15/2022	103,133

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 58.5% - (continued)
	Healthcare - Services - 0.8% - (continued)
$150,000	Laboratory Corp. of America Holdings 3.20%, 02/01/2022	$152,454

		833,152

	Home Builders - 0.2%
175,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	185,937

	Household Products/Wares - 0.3%
315,000	Church & Dwight Co., Inc. 2.88%, 10/01/2022	318,348

	Insurance - 2.3%
125,000	Assurant, Inc. 4.20%, 09/27/2023	129,787
75,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	74,961
	Liberty Mutual Group, Inc.
250,000	4.95%, 05/01/2022(1)	263,871
275,000	5.00%, 06/01/2021(1)	285,811
165,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	174,731
100,000	Principal Financial Group, Inc. 3.13%, 05/15/2023	101,992
	Protective Life Global Funding
150,000	2.70%, 11/25/2020(1)	150,710
150,000	3.40%, 06/28/2021(1)	152,514
250,000	Reinsurance Group of America, Inc. 5.00%, 06/01/2021	261,121
350,000	Torchmark Corp. 7.88%, 05/15/2023	415,708
300,000	Unum Group 3.00%, 05/15/2021	301,664
200,000	Willis North America, Inc. 3.60%, 05/15/2024	206,813

		2,519,683

	Internet - 0.2%
75,000	Netflix, Inc. 5.50%, 02/15/2022	79,477
200,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	201,985

		281,462

	Iron/Steel - 0.9%
	ArcelorMittal
275,000	5.13%, 06/01/2020	280,620
200,000	6.25%, 02/25/2022	216,420
	Steel Dynamics, Inc.
250,000	5.13%, 10/01/2021	250,625
250,000	5.25%, 04/15/2023	255,000

		1,002,665

	IT Services - 0.8%
250,000	Hewlett Packard Enterprise Co. 3.50%, 10/05/2021	254,442
500,000	International Business Machines Corp. 3.00%, 05/15/2024	511,585
100,000	NCR Corp. 4.63%, 02/15/2021	100,125

		866,152

	Lodging - 0.9%
450,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	452,066
225,000	Marriott International, Inc. 2.30%, 01/15/2022	223,898
250,000	MGM Resorts International 6.00%, 03/15/2023	271,250

		947,214

	Machinery - Diversified - 0.2%
75,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	76,514
100,000	Roper Technologies, Inc. 3.65%, 09/15/2023	104,060

		180,574

	Media - 2.1%
100,000	CBS Corp. 2.90%, 06/01/2023	100,607
250,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2023(1)	255,975
	Charter Communications Operating LLC / Charter Communications Operating Capital
225,000	3.58%, 07/23/2020	226,704
200,000	4.50%, 02/01/2024	212,220

The accompanying notes are an integral part of these financial statements.

28

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 58.5% - (continued)
		Media - 2.1% - (continued)
	$345,000	Comcast Corp. 3.70%, 04/15/2024	$364,807
	145,000	Cox Communications, Inc. 2.95%, 06/30/2023(1)	146,460
		Discovery Communications LLC
	50,000	2.20%, 09/20/2019	49,972
	200,000	2.80%, 06/15/2020	200,152
	196,000	3.25%, 04/01/2023(6)	199,461
		Fox Corp.
	50,000	3.67%, 01/25/2022(1)	51,534
	65,000	4.03%, 01/25/2024(1)	68,833
	200,000	Sky Ltd. 2.63%, 09/16/2019(1)	199,988
	225,000	Videotron Ltd. 5.00%, 07/15/2022	235,057

			2,311,770

		Mining - 0.5%
		Anglo American Capital plc
	200,000	3.75%, 04/10/2022(1)	204,438
	200,000	4.13%, 04/15/2021(1)	204,000
	100,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	100,460

			508,898

		Miscellaneous Manufacturing - 0.4%
	150,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	150,931
	250,000	Pentair Finance S.a.r.l. 2.65%, 12/01/2019	249,759

			400,690

		Office/Business Equipment - 0.7%
	350,000	Pitney Bowes, Inc. 3.88%, 09/15/2020	348,687
	400,000	Xerox Corp. 2.75%, 09/01/2020(6)	399,360

			748,047

		Oil & Gas - 1.9%
	275,000	Aker BP ASA 4.75%, 06/15/2024(1)	283,250
	219,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	225,848
	150,000	Canadian Natural Resources Ltd. 3.45%, 11/15/2021	152,819
	400,000	Cimarex Energy Co. 4.38%, 06/01/2024	421,551
	250,000	Eni S.p.A. 4.00%, 09/12/2023(1)	260,945
	100,000	EQT Corp. 2.50%, 10/01/2020	99,272
	150,000	Marathon Oil Corp. 2.70%, 06/01/2020	150,078
EUR	215,000	Petroleos Mexicanos 3.13%, 11/27/2020(8)	244,994
	$300,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	303,851

			2,142,608

		Pharmaceuticals - 3.4%
		AbbVie, Inc.
	75,000	2.30%, 05/14/2021	74,892
	250,000	3.75%, 11/14/2023	260,423
		Allergan Funding SCS
	200,000	3.00%, 03/12/2020	200,426
	200,000	3.45%, 03/15/2022	203,739
		Bayer U.S. Finance LLC
	200,000	2.38%, 10/08/2019(1)	199,817
	200,000	3.50%, 06/25/2021(1)	202,782
	525,000	Bristol-Myers Squibb Co. 2.60%, 05/16/2022(1)	529,978
	125,000	Cardinal Health, Inc. 3.20%, 06/15/2022(6)	126,518
		Elanco Animal Health, Inc.
	450,000	3.91%, 08/27/2021	459,562
	105,000	4.27%, 08/28/2023	110,441
	420,000	McKesson Corp. 3.65%, 11/30/2020	426,348
		Mylan N.V.
	100,000	3.15%, 06/15/2021	100,848
	125,000	3.75%, 12/15/2020	126,969
	275,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	274,780
	205,000	Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020(1)	208,435
	250,000	Teva Pharmaceutical Finance Netherlands B.V. 2.20%, 07/21/2021	234,612

			3,740,570

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 58.5% - (continued)
	Pipelines - 2.6%
$200,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.50%, 12/01/2022	$204,171
	Energy Transfer Operating L.P.
120,000	4.20%, 09/15/2023	125,793
135,000	4.50%, 04/15/2024	143,424
100,000	4.65%, 06/01/2021	103,475
150,000	Enterprise Products Operating LLC 4.05%, 02/15/2022	155,917
275,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	281,422
	Kinder Morgan Energy Partners L.P.
175,000	3.95%, 09/01/2022	181,458
150,000	4.15%, 03/01/2022	155,855
100,000	MPLX L.P. 3.38%, 03/15/2023	102,371
250,000	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp. 4.40%, 06/15/2021	257,024
200,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	205,314
650,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	661,568
262,000	Williams Cos., Inc. 4.30%, 03/04/2024	277,602

		2,855,394

	Real Estate - 0.3%
300,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(1)	299,949

	Real Estate Investment Trusts - 2.2%
	American Tower Corp.
200,000	3.30%, 02/15/2021	202,491
150,000	3.38%, 05/15/2024	154,217
100,000	5.00%, 02/15/2024	109,717
250,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	258,925
	Crown Castle International Corp.
300,000	3.15%, 07/15/2023	305,860
100,000	5.25%, 01/15/2023	108,506
200,000	Host Hotels & Resorts L.P. 5.25%, 03/15/2022	210,933
200,000	Liberty Property L.P. 4.13%, 06/15/2022	207,737
150,000	Realty Income Corp. 3.25%, 10/15/2022	153,635
100,000	Simon Property Group L.P. 2.75%, 06/01/2023(6)	101,163
400,000	Ventas Realty L.P. 2.65%, 01/15/2025	396,682
200,000	Welltower, Inc. 3.95%, 09/01/2023	210,059

		2,419,925

	Retail - 1.1%
175,000	Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019(1)	174,860
250,000	AutoNation, Inc. 3.35%, 01/15/2021	252,056
	CVS Health Corp.
300,000	3.35%, 03/09/2021	303,911
300,000	3.70%, 03/09/2023	309,526
150,000	Dollar Tree, Inc. 3.70%, 05/15/2023	154,670

		1,195,023

	Semiconductors - 0.8%
300,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.38%, 01/15/2020	299,582
	Broadcom, Inc.
150,000	3.13%, 10/15/2022(1)	150,515
150,000	3.63%, 10/15/2024(1)(6)	150,359
155,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	166,254
75,000	QUALCOMM, Inc. 3.00%, 05/20/2022	76,267

		842,977

	Software - 1.0%
250,000	Activision Blizzard, Inc. 2.60%, 06/15/2022	250,978
	Fidelity National Information Services, Inc.
300,000	2.25%, 08/15/2021	298,866
275,000	3.63%, 10/15/2020	278,385

The accompanying notes are an integral part of these financial statements.

29

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 58.5% - (continued)
	Software - 1.0% - (continued)
$310,000	Fiserv, Inc. 3.80%, 10/01/2023	$324,862

		1,153,091

	Telecommunications - 1.5%
	AT&T, Inc.
125,000	3.00%, 06/30/2022	126,890
200,000	3.60%, 02/17/2023	207,148
150,000	Nokia Oyj 3.38%, 06/12/2022	152,373
270,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	275,737
323,438	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	324,408
	Telefonica Emisiones S.A.
200,000	5.13%, 04/27/2020	203,678
200,000	5.46%, 02/16/2021	208,703
150,000	Verizon Communications, Inc. 5.15%, 09/15/2023	166,367

		1,665,304

	Transportation - 1.5%
400,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	419,129
250,000	CSX Corp. 4.25%, 06/01/2021	257,008
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
175,000	2.70%, 03/14/2023(1)	174,999
250,000	4.13%, 08/01/2023(1)	261,930
200,000	4.25%, 01/17/2023(1)	209,778
355,000	TTX Co. 3.60%, 01/15/2025(1)	374,399

		1,697,243

	Trucking & Leasing - 0.9%
200,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	206,175
	Avolon Holdings Funding Ltd.
250,000	3.63%, 05/01/2022(1)	253,425
250,000	5.13%, 10/01/2023(1)	265,650
250,000	GATX Corp. 4.35%, 02/15/2024	264,629

		989,879

	Total Corporate Bonds (cost $62,720,720)	$64,272,285

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
	Qatar - 0.6%
$600,000	Qatar Government International Bond 3.38%, 03/14/2024(1)	$624,000

	Total Foreign Government Obligations (cost $599,340)	$624,000

MUNICIPAL BONDS - 0.2%
	Transportation - 0.2%
$210,000	Chicago Transit Auth 5.37%, 12/01/2022	$227,932

	Total Municipal Bonds (cost $228,325)	$227,932

SENIOR FLOATING RATE INTERESTS - 20.0%(9)
	Aerospace/Defense - 0.3%
$296,746	TransDigm, Inc. 4.83%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	$295,031

	Airlines - 0.1%
118,763	American Airlines, Inc. 4.38%, 10/12/2021, 1 mo. USD LIBOR + 2.000%	118,664

	Auto Parts & Equipment - 0.6%
110,000	Adient U.S. LLC 6.87%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	105,600
155,149	Altra Industrial Motion Corp. 4.23%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	154,568

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 20.0%(9) - (continued)
		Auto Parts & Equipment - 0.6% - (continued)
	$100,000	IAA, Inc. 0.00%, 06/28/2026, 1 mo. USD LIBOR + 2.250%(10)	$100,375
		Panther BF Aggregator L.P.
EUR	150,000	3.75%, 04/30/2026, 1 mo. EUR LIBOR + 3.750%	167,010
	$180,000	5.73%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	179,888

			707,441

		Chemicals - 0.8%
	310,881	Cabot Microelectronics Corp. 4.50%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	311,269
	283,575	Platform Specialty Products Corp. 4.48%, 01/30/2026, 1 mo. ICE LIBOR + 2.250%	283,340
		Starfruit Finco B.V.
EUR	100,000	3.75%, 10/01/2025, 3 mo. EURIBOR + 3.750%	110,976
	$99,750	5.61%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	97,922
	81,679	Univar, Inc. 4.73%, 07/01/2024, 1 mo. ICE LIBOR + 2.500%	81,564

			885,071

		Commercial Services - 2.5%
	174,121	Blackhawk Network Holdings, Inc. 5.23%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	173,612
	124,372	BrightView Landscapes LLC 4.78%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	124,475
	200,000	Dun & Bradstreet Corp. 7.24%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	201,188
	462,675	Global Payments Inc. 3.98%, 10/17/2025, 3 mo. USD LIBOR + 1.750%	462,532
	200,000	Quikrete Holdings, Inc. 4.98%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	198,194
	162,901	Russell Investments U.S. Inst’l Holdco, Inc. 5.48%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	161,611
	124,051	Tempo Acquisition LLC 5.23%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	124,206
	223,372	Trans Union LLC 4.23%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	223,651
	673,653	United Rentals, Inc. 3.98%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	673,821
EUR	340,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	379,158

			2,722,448

		Construction Materials - 0.2%
	$267,347	NCI Building Systems, Inc. 6.12%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	260,885

		Distribution/Wholesale - 0.6%
	198,492	Beacon Roofing Supply, Inc. 4.62%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	197,444
	99,000	Hamilton Holdco LLC 4.33%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	98,876
	372,188	HD Supply, Inc. 3.98%, 10/17/2023, 1 mo. USD LIBOR + 1.750%	372,839

			669,159

		Diversified Financial Services - 0.7%
	198,477	AlixPartners LLP 4.98%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	198,654
	164,829	Crown Finance U.S., Inc. 4.48%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	164,137
	124,375	Financial & Risk U.S. Holdings, Inc. 5.98%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	124,242
	129,008	NFP Corp. 5.23%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	127,072
	178,364	Victory Capital Holdings, Inc. 5.57%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	179,311

			793,416

The accompanying notes are an integral part of these financial statements.

30

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 20.0%(9) - (continued)
		Energy - Alternate Sources - 0.2%
	$173,684	BCP Renaissance Parent LLC 5.76%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	$173,431

		Environmental Control - 0.3%
	346,465	Clean Harbors, Inc. 3.98%, 06/28/2024, 1 mo. USD LIBOR + 1.750%	347,158

		Food - 0.1%
	135,279	Post Holdings, Inc. 4.27%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	135,241

		Food Service - 0.4%
	393,500	Aramark Services, Inc. 4.08%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	393,335

		Gas - 0.3%
		Messer Industries GmbH
EUR	100,000	2.75%, 03/01/2026, 3 mo. EURIBOR + 2.750%	111,340
	$189,525	4.83%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	188,577

			299,917

		Healthcare - Products - 0.1%
	50,622	Avantor, Inc. 5.23%, 11/21/2024, 1 mo. USD LIBOR + 3.750%	51,044
	100,000	Emerald TopCo, Inc. 0.00%, 07/24/2026, 1 mo. USD LIBOR + 3.500%(10)	99,725

			150,769

		Healthcare - Services - 1.4%
	457,700	Envision Healthcare Corp. 5.98%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	392,382
	167,205	Gentiva Health Services, Inc. 6.00%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	168,041
EUR	188,100	IQVIA, Inc. 2.50%, 06/11/2025, 3 mo. EURIBOR + 2.000%	210,002
	$125,000	MPH Acquisition Holdings LLC 5.08%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	121,250
	123,676	Surgery Center Holdings, Inc. 5.49%, 09/02/2024, 1 mo. USD LIBOR + 3.250%	119,348
	149,478	Syneos Health, Inc. 4.23%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	149,049
	362,365	Universal Health Services, Inc. 3.98%, 10/31/2025, 1 mo. USD LIBOR + 1.750%	362,665

			1,522,737

		Household Products - 0.1%
	124,055	Diamond (BC) B.V. 5.26%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	112,167

		Insurance - 0.9%
		Asurion LLC
	90,620	5.23%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	90,766
	232,650	5.23%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	233,066
	100,000	8.73%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	101,708
	248,120	Hub International Ltd. 5.27%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	245,379
	318,400	Sedgwick Claims Management Services, Inc. 5.48%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	313,169

			984,088

		IT Services - 0.2%
	247,565	Science Applications International Corp. 3.98%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	246,637

		Leisure Time - 0.6%
	247,613	Caesars Resort Collection LLC 4.98%, 12/22/2024, 1 mo. USD LIBOR + 2.750%	245,487
	225,000	Delta (LUX) S.a.r.l. 4.73%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	221,987

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 20.0%(9) - (continued)
		Leisure Time - 0.6% - (continued)
	$248,750	Penn National Gaming, Inc. 4.48%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	$249,031

			716,505

		Lodging - 1.1%
	279,313	Boyd Gaming Corp. 4.62%, 09/15/2023, 1 week USD LIBOR + 2.250%	279,104
	371,171	Caesars Entertainment Operating Co. 4.23%, 10/06/2024, 1 mo. USD LIBOR + 2.000%	370,151
	114,033	Hilton Worldwide Finance LLC 4.02%, 06/22/2026, 1 mo. USD LIBOR + 1.750%	114,330
	398,000	Wynn Resorts, Limited 4.66%, 10/30/2024, 1 mo. USD LIBOR + 2.250%	398,298

			1,161,883

		Machinery - Construction & Mining - 0.1%
	109,450	Brookfield WEC Holdings, Inc. 5.73%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	109,724

		Media - 2.8%
	517,400	CSC Holdings LLC 4.58%, 01/15/2026, 1 mo. ICE LIBOR + 2.250%	515,460
	427,850	Gray Television, Inc. 4.83%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	428,689
	346,659	ION Media Networks, Inc. 0.00%, 12/18/2024, 1 mo. USD LIBOR + 3.000%(10)	346,118
	47,905	Mission Broadcasting, Inc. 4.65%, 01/17/2024, 1 mo. ICE LIBOR + 2.250%	47,665
	149,244	MTN Infrastructure TopCo, Inc. 5.23%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	148,498
		Nexstar Broadcasting, Inc.
	205,000	0.00%, 06/19/2026, 1 mo. USD LIBOR + 2.750%(10)	204,957
	240,482	4.49%, 01/17/2024, 1 mo. ICE LIBOR + 2.250%	239,279
	123,747	PSAV Holdings LLC 5.61%, 03/01/2025, 3 mo. USD LIBOR + 3.250%	120,267
	116,071	Sinclair Television Group, Inc. 0.00%, 07/17/2026, 1 mo. USD LIBOR + 2.500%(10)	116,216
	125,000	Telenet Financing USD LLC 4.58%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	124,414
	300,000	Tribune Media Co. 5.23%, 01/27/2024, 1 mo. USD LIBOR + 3.000%	299,439
	400,000	Unitymedia Finance LLC 4.60%, 09/30/2025, 1 mo. USD LIBOR + 2.250%	399,656
	90,868	Web.com Group, Inc. 6.08%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	90,340

			3,080,998

		Miscellaneous Manufacturing - 0.4%
	241,935	H.B. Fuller Co. 4.27%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	240,423
	222,173	USI, Inc. 5.33%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	218,887

			459,310

		Oil & Gas - 0.1%
	99,250	Traverse Midstream Partners LLC 6.26%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	96,967

		Oil & Gas Services - 0.1%
	100,000	Lower Cadence Holdings LLC 6.27%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	99,708

		Packaging & Containers - 0.7%
		Berry Global, Inc.
EUR	100,000	2.50%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	111,374
	$200,000	4.63%, 10/01/2022, 1 mo. USD LIBOR + 2.250%	199,864
	140,000	4.90%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	139,811

The accompanying notes are an integral part of these financial statements.

31

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 20.0%(9) - (continued)
	Packaging & Containers -0.7% - (continued)
$132,100	Flex Acquisition Co., Inc. 5.57%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	$126,362
198,473	Reynolds Group Holdings, Inc. 4.98%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	198,338

		775,749

	Pharmaceuticals - 0.6%
370,313	Bausch Health Companies Inc. 5.13%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	370,083
99,750	Catalent Pharma Solutions, Inc. 4.48%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	100,187
124,051	Endo Luxembourg Finance Co., S.a r.l. 6.50%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	112,964
100,000	IQVIA, Inc. 4.33%, 03/07/2024, 3 mo. USD LIBOR + 2.000%	100,188

		683,422

	Real Estate - 0.1%
100,000	VICI Properties LLC 4.27%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	99,734

	Retail - 1.3%
222,159	American Builders & Contractors Supply Co., Inc. 4.23%, 10/31/2023, 1 mo. USD LIBOR + 2.000%	220,770
273,601	B.C. Unlimited Liability Co. 4.48%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	273,532
237,805	Bass Pro Group LLC 7.23%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	224,640
149,250	Belron Finance U.S. LLC 5.04%, 11/13/2025, 1 mo. USD LIBOR + 2.500%	149,810
125,000	Staples, Inc. 7.33%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	121,797
215,000	Sunshine Luxembourg S.a.r.l. 0.00%, 07/16/2026, 1 mo. USD LIBOR + 4.250%(10)	215,699
248,082	U.S. Foods, Inc. 4.23%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	247,638

		1,453,886

	Semiconductors - 0.2%
222,498	Microchip Technology, Inc. 4.24%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	222,220

	Software - 1.2%
181,740	Change Healthcare Holdings LLC 4.73%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	181,257
150,151	Go Daddy Operating Co. LLC 4.23%, 02/15/2024, 1 mo. USD LIBOR + 2.000%	150,573
18,638	MA FinanceCo. LLC 4.73%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	18,483
125,866	Seattle Spinco, Inc. 4.73%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	124,817
31,065	SS&C Technologies Holdings Europe S.a.r.l. 4.48%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	31,046
422,742	SS&C Technologies, Inc. 4.48%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	422,586
100,000	Ultimate Software Group, Inc. 6.08%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	100,734
248,099	WEX, Inc. 4.48%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	248,233

		1,277,729

	Telecommunications - 0.6%
198,990	CenturyLink, Inc. 4.98%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	197,635
470,256	Sprint Communications, Inc. 4.75%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	468,962

		666,597

	Transportation - 0.3%
58,275	B.C. Unlimited Liability Co. 6.33%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	58,599

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 20.0%(9) - (continued)
	Transportation - 0.3% - (continued)
$108,392	Dynasty Acquisition Co., Inc. 6.33%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	$108,994
135,177	Savage Enterprises LLC 6.88%, 08/01/2025, 1 mo. USD LIBOR + 4.500%	135,473

		303,066

	Total Senior Floating Rate Interests (cost $22,074,248)	$22,025,093

U.S. GOVERNMENT AGENCIES - 10.3%
	Mortgage-Backed Agencies - 10.3%
	FHLMC - 2.9%
$575,000	1.13%, 08/12/2021	$565,758
320,334	1.50%, 01/15/2027	314,217
383,972	2.00%, 09/15/2041	379,331
340,764	3.00%, 01/01/2033	348,149
439,237	3.00%, 05/15/2037	443,382
500,000	3.02%, 10/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	500,565
289,355	3.50%, 09/15/2043	296,903
274,491	3.75%, 05/15/2039(4)	282,157
47,468	3.82%, 05/25/2048(1)(2)	47,604

		3,178,066

	FNMA - 6.1%
335,626	2.00%, 07/25/2039	334,565
527,292	2.50%, 03/25/2035	523,728
196,042	2.55%, 07/25/2044	196,291
365,810	3.00%, 11/01/2032	373,931
794,586	3.00%, 02/25/2043	809,417
258,449	3.00%, 04/25/2043	264,616
391,180	3.00%, 05/25/2047	397,473
865,506	3.25%, 11/25/2043	886,266
262,739	3.50%, 03/01/2033	272,011
1,050,000	3.50%, 08/01/2034(11)	1,084,173
590,648	3.50%, 10/25/2035	615,206
675,473	3.50%, 07/25/2045	693,026
249,404	3.50%, 07/25/2054	256,306

		6,707,009

	GNMA - 1.3%
440,887	2.00%, 05/20/2046	437,580
858,032	2.50%, 10/20/2041	861,870
167,536	2.50%, 07/20/2042	167,036

		1,466,486

		11,351,561

	Total U.S. Government Agencies (cost $11,119,724)	$11,351,561

	Total Long-Term Investments (cost $108,986,606)	$110,890,686

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.6%
1,730,850	Fidelity Institutional Government Fund, Institutional Class, 2.20%(12)	$1,730,850

	Securities Lending Collateral - 0.2%
188,210	State Street Navigator Securities Lending Government Money Market Portfolio, 2.32%(12)	188,210

	Total Short-Term Investments (cost $1,919,060)	$1,919,060

Total Investments (cost $110,905,666)	102.7%	$112,809,746
Other Assets and Liabilities	(2.7)%	(2,920,989)

Total Net Assets	100.0%	$109,888,757

The accompanying notes are an integral part of these financial statements.

32

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities was $28,772,554, representing 26.2% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2019.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $524,457 at July 31, 2019.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2019. Rate will reset at a future date as disclosed.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2019, the aggregate value of this security was $244,994, representing 0.2% of net assets.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2019.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	Represents or includes a TBA transaction.

(12)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	84	09/30/2019	$18,010,125	$19,518

Short position contracts:
U.S. Treasury 5-Year Note Future	70	09/30/2019	$8,228,828	$(61,402)
U.S. Treasury 10-Year Note Future	25	09/19/2019	3,185,547	(55,327)

Total				$(116,729)

Total futures contracts				$(97,211)

Foreign Currency Contracts Outstanding at July 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
253,147	USD	222,000	EUR	BCLY	08/06/19	$5,856	$—
1,282,226	USD	1,148,000	EUR	GSC	08/30/19	829	—

Total						$6,685	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

33

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$12,389,815	$—	$12,389,815	$—
Corporate Bonds	64,272,285	—	64,272,285	—
Foreign Government Obligations	624,000	—	624,000	—
Municipal Bonds	227,932	—	227,932	—
Senior Floating Rate Interests	22,025,093	—	22,025,093	—
U.S. Government Agencies	11,351,561	—	11,351,561	—
Short-Term Investments	1,919,060	1,919,060	—	—
Foreign Currency Contracts(2)	6,685	—	6,685	—
Futures Contracts(2)	19,518	19,518	—	—

Total	$112,835,949	$1,938,578	$110,897,371	$—

Liabilities
Futures Contracts(2)	$(116,729)	$(116,729)	$—	$—

Total	$(116,729)	$(116,729)	$—	$—

(1)	For the year ended July 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

34

Hartford Total Return Bond ETF

Schedule of Investments

July 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0%
	Agency Collat PAC CMO - 0.0%
$744,725	Freddie Mac Strips 5.00%, 09/15/2036(1)	$144,156

	Asset-Backed - Finance & Insurance - 5.5%
80,695	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(2)(3)	80,950
	Apidos CLO
1,060,000	3.23%, 07/18/2027, 3 mo. USD LIBOR + 0.930%(2)(4)	1,059,730
975,000	3.38%, 04/15/2031, 3 mo. USD LIBOR + 1.080%(2)(4)	968,977
340,000	Atlas Senior Loan Fund Ltd. 3.63%, 04/20/2028, 3 mo. USD LIBOR + 0.870%(2)(4)	338,372
250,000	Avery Point CLO Ltd. 3.62%, 08/05/2027, 3 mo. USD LIBOR + 1.050%(2)(4)	250,003
93,018	Bayview Koitere Fund Trust 3.50%, 07/28/2057(2)(3)	94,408
63,935	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(2)(3)	64,944
	Bellemeade Re Ltd.
544,327	3.22%, 08/25/2028, 1 mo. USD LIBOR + 0.950%(2)(4)	544,769
500,000	3.49%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(2)(4)	500,081
	BlueMountain CLO Ltd.
600,000	3.23%, 07/18/2027, 3 mo. USD LIBOR + 0.930%(2)(4)	597,125
1,050,000	3.46%, 10/22/2030, 3 mo. USD LIBOR + 1.180%(2)(4)	1,048,096
853,060	Bowman Park CLO Ltd. 3.70%, 11/23/2025, 3 mo. USD LIBOR + 1.180%(2)(4)	853,387
	Carlyle Global Market Strategies CLO Ltd.
1,064,794	3.04%, 04/27/2027, 1 mo. USD LIBOR + 0.780%(2)(4)	1,063,341
950,000	3.30%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(2)(4)	940,773
330,000	CIFC Funding Ltd. 3.17%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(2)(4)	327,938
375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(2)	397,105
1,550,000	Cole Park CLO Ltd. 3.33%, 10/20/2028, 3 mo. USD LIBOR + 1.05%(2)(4)	1,552,683
745,000	DB Master Finance LLC 3.79%, 05/20/2049(2)	762,359
	Domino’s Pizza Master Issuer LLC
1,685,600	3.08%, 07/25/2047(2)	1,687,454
49,375	4.12%, 07/25/2048(2)	50,718
232,878	Drug Royalty L.P. 3.90%, 10/15/2031, 3 mo. USD LIBOR + 1.60%(2)(4)	232,927
433,000	Eagle RE Ltd. 3.97%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(2)(4)	432,506
1,550,000	KKR Clo 17 Ltd. 3.64%, 04/15/2029, 3 mo. USD LIBOR + 1.340%(2)(4)	1,549,698
250,000	Magnetite VII Ltd. 3.10%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(2)(4)	247,735
185,668	MFA Trust 3.35%, 11/25/2047(2)(5)	184,927
445,481	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(2)(5)	444,627
1,000,000	Octagon Investment Partners Ltd. 3.32%, 07/17/2030, 3 mo. USD LIBOR + 1.020%(2)(4)	986,666
80,859	Preston Ridge Partners Mortgage Trust LLC 4.00%, 08/25/2023(2)(3)	81,443
897,000	Radnor RE Ltd. 3.52%, 02/25/2029, 1 mo. USD LIBOR + 1.250%(2)(4)	896,902
1,560,000	Regional Management Issuance Trust 4.56%, 01/18/2028(2)	1,592,777
869,741	Seasoned Credit Risk Transfer Trust 3.50%, 08/25/2058	906,048

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0% - (continued)
	Asset-Backed - Finance & Insurance - 5.5% - (continued)
	Sound Point CLO Ltd.
$250,000	3.34%, 01/26/2031, 3 mo. USD LIBOR + 1.070%(2)(4)	$247,320
1,295,000	3.38%, 07/20/2028, 3 mo. USD LIBOR + 1.100%(2)(4)	1,294,342
950,000	3.45%, 04/18/2031, 1 mo. USD LIBOR + 1.150%(2)(4)	942,620
	Towd Point Mortgage Trust
1,380,744	2.75%, 10/25/2056(2)(3)	1,385,822
1,819,910	2.75%, 06/25/2057(2)(3)	1,819,558
2,448,998	2.75%, 10/25/2057(2)(3)	2,453,640
117,478	3.75%, 05/25/2058(2)(3)	121,243
765,000	Treman Park CLO Ltd. 3.35%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(2)(4)	765,660
1,003,267	Vantage Data Centers Issuer LLC 4.20%, 11/16/2043(2)	1,031,715
955,000	Voya CLO Ltd. 3.20%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(2)(4)	949,032
605,775	Wendy’s Funding LLC 3.88%, 03/15/2048(2)	610,082
269,325	Wingstop Funding LLC 4.97%, 12/05/2048(2)	278,951

		32,639,454

	Asset-Backed - Home Equity - 0.0%
91,505	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(2)(5)	92,423

	Collateralized - Mortgage Obligations - 0.3%
1,429,853	Structured Agency Credit Risk Trust 3.02%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(2)(4)	1,431,722

	Commercial Mortgage-Backed Securities - 4.0%
	Banc of America Commercial Mortgage Trust
7,059,514	0.75%, 11/15/2050(1)(3)	362,050
4,479,993	0.82%, 11/15/2054(1)(3)	243,647
	Bank
16,343,884	0.74%, 02/15/2061(1)(3)	859,401
3,514,786	0.91%, 05/15/2062(1)(3)	256,646
	Benchmark Mortgage Trust
11,733,061	0.53%, 01/15/2051(1)(3)	417,726
21,242,022	0.54%, 07/15/2051(1)(3)	767,933
785,000	CAMB Commercial Mortgage Trust 4.88%, 12/15/2037, 3 mo. USD LIBOR + 2.550%(2)(4)	793,839
1,300,000	Citigroup Commercial Mortgage Trust 3.62%, 07/10/2047	1,370,195
206,081	Citigroup Mortgage Loan Trust 3.25%, 03/25/2061(2)(3)	209,052
	Commercial Mortgage Trust
11,172,784	0.62%, 02/10/2047(1)(3)	261,977
1,300,000	2.94%, 01/10/2046	1,325,118
700,000	3.18%, 02/10/2035(2)	725,729
1,120,000	3.69%, 08/10/2047	1,182,646
900,000	3.80%, 08/10/2047	955,070
1,095,125	3.96%, 03/10/2047	1,162,933
1,000,000	4.23%, 07/10/2045(3)	1,067,743
360,000	4.24%, 02/10/2047(3)	386,243
14,107,436	CSAIL Commercial Mortgage Trust 0.78%, 06/15/2057(1)(3)	496,901
2,000,000	FREMF Mortgage Trust 2.59%, 02/25/2020, 1 mo. USD LIBOR + 0.320%(4)	1,999,958
	GS Mortgage Securities Trust
890,000	3.63%, 11/10/2047	939,943
100,000	4.07%, 01/10/2047	106,654
	JPMBB Commercial Mortgage Securities Trust
858,821	3.36%, 07/15/2045	886,990
100,000	3.93%, 09/15/2047	106,915
100,000	4.00%, 04/15/2047	106,350

The accompanying notes are an integral part of these financial statements.

35

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0% - (continued)
	Commercial Mortgage-Backed Securities - 4.0% - (continued)
$1,300,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	$1,364,565
4,499,114	Morgan Stanley Capital Trust 1.44%, 06/15/2050(1)(3)	345,256
670,000	MTRO Commercial Mortgage Trust 4.13%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(2)(4)	670,627
1,005,120	UBS-Barclays Commercial Mortgage Trust 3.24%, 04/10/2046	1,034,544
895,320	Wells Fargo Commercial Mortgage Trust 2.92%, 10/15/2045	908,978
	WF-RBS Commercial Mortgage Trust
1,170,000	2.88%, 12/15/2045	1,187,923
1,025,000	3.61%, 11/15/2047	1,079,413
100,000	4.00%, 05/15/2047	106,739
100,000	4.05%, 03/15/2047	106,628

		23,796,332

	Other ABS - 3.2%
895,949	ALM XII Ltd. 3.67%, 04/16/2027, 3 mo. USD LIBOR + 0.890%(2)(4)	895,794
980,000	ALM XVI Ltd. 3.20%, 07/15/2027, 3 mo. USD LIBOR + 0.900%(2)(4)	977,691
	Benefit Street Partners CLO Ltd.
635,000	3.53%, 01/20/2029, 3 mo. USD LIBOR + 1.250%(2)(4)	635,133
250,000	3.53%, 07/20/2029, 3 mo. USD LIBOR + 1.250%(2)(4)	250,288
250,000	Carlyle U.S. CLO Ltd. 3.50%, 07/20/2031, 3 mo. USD LIBOR + 1.220%(2)(4)	249,381
970,000	CIFC Funding Ltd. 3.78%, 04/18/2031, 3 mo. USD LIBOR + 1.000%(2)(4)	959,356
260,000	Dewolf Park CLO Ltd. 3.51%, 10/15/2030, 3 mo. USD LIBOR + 1.210%(2)(4)	259,639
	Dryden Senior Loan Fund
1,605,000	3.27%, 04/15/2031, 3 mo. USD LIBOR + 0.970%(2)(4)	1,590,341
1,550,000	3.53%, 04/15/2029, 3 mo. USD LIBOR + 1.123%(2)(4)	1,550,420
250,000	Madison Park Funding Ltd. 3.25%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(2)(4)	249,166
250,000	Neuberger Berman CLO Ltd. 3.10%, 07/15/2027, 3 mo. USD LIBOR + 0.800%(2)(4)	249,062
925,000	OCP CLO Ltd. 3.42%, 10/18/2028, 3 mo. USD LIBOR + 1.120%(2)(4)	925,035
550,000	OZLM Ltd. 3.56%, 10/20/2031, 3 mo. USD LIBOR + 1.280%(2)(4)	547,749
1,278,102	Preston Ridge Partners Mortgage Trust LLC 4.48%, 10/25/2023(2)(3)	1,284,098
539,588	Pretium Mortgage Credit Partners LLC 4.83%, 09/25/2058(2)(5)	544,427
1,339,695	TICP CLO Ltd. 3.12%, 04/20/2028, 3 mo. USD LIBOR + 0.840%(2)(4)	1,331,079
305,087	Towd Point Mortgage Trust 3.25%, 07/25/2058(2)(3)	308,465
623,915	Vericrest Opportunity Loan Trust 3.97%, 03/25/2049(2)(5)	627,795
646,690	VOLT LXIV LLC 3.38%, 10/25/2047(2)(5)	646,165
900,026	VOLT LXVI LLC 4.34%, 05/25/2048(2)(5)	900,601
98,020	VOLT LXX LLC 4.12%, 09/25/2048(2)(5)	98,139
582,362	VOLT LXXI LLC 3.97%, 09/25/2048(2)(5)	583,552
791,350	VOLT LXXIII LLC 4.46%, 10/25/2048(2)(5)	794,266
1,315,739	VOLT LXXIV LLC 4.58%, 11/25/2048(2)(5)	1,319,970
705,000	Voya CLO Ltd. 3.49%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(2)(4)	704,286

		18,481,898

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0% - (continued)
	Whole Loan Collateral CMO - 6.0%
$133,421	Bear Stearns Adjustable Rate Mortgage Trust 4.56%, 08/25/2035(3)	$133,788
	Bellemeade Re Ltd.
1,327,000	3.47%, 10/25/2027, 1 mo. USD LIBOR + 1.200%(2)(4)	1,326,998
1,157,070	3.57%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(2)(4)	1,157,277
87,311	CIM Trust 3.00%, 04/25/2057(2)(3)	87,233
131,563	CSMC Trust 4.13%, 07/25/2058(2)(3)	132,598
	Fannie Mae Connecticut Avenue Securities
26,515	2.82%, 01/25/2030, 1 mo. USD LIBOR + 0.550%(4)	26,518
88,176	2.87%, 07/25/2030, 1 mo. USD LIBOR + 0.600%(4)	88,176
49,800	2.92%, 05/25/2030, 1 mo. USD LIBOR + 0.650%(4)	49,795
1,153,242	2.92%, 05/28/2030, 1 mo. USD LIBOR + 0.650%(4)	1,153,770
259,137	2.92%, 08/25/2030, 1 mo. USD LIBOR + 0.650%(4)	259,155
302,279	2.95%, 10/25/2030, 1 mo. USD LIBOR + 0.680%(4)	302,480
94,890	2.99%, 01/25/2031, 1 mo. USD LIBOR + 0.720%(4)	94,964
59,181	3.02%, 02/25/2030, 1 mo. USD LIBOR + 0.750%(4)	59,194
51,063	3.12%, 11/25/2029, 1 mo. USD LIBOR + 0.850%(4)	51,135
95,129	3.22%, 10/25/2029, 1 mo. USD LIBOR + 0.950%(4)	95,402
41,704	3.42%, 09/25/2029, 1 mo. USD LIBOR + 1.150%(4)	41,810
40,592	3.57%, 04/25/2029, 1 mo. USD LIBOR + 1.300%(4)	40,744
7,004	3.87%, 01/25/2024, 1 mo. USD LIBOR + 1.600%(4)	7,009
200,000	4.47%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(4)	201,509
200,000	4.52%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(4)	202,094
200,000	4.62%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(4)	202,014
207,287	4.87%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(4)	216,100
1,324,950	5.27%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(4)	1,401,215
890,000	5.82%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(4)	939,913
1,745,000	6.52%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(4)	1,861,128
844,312	6.62%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(4)	902,054
1,500,000	6.67%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(4)	1,644,791
748,076	7.17%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(4)	828,666
1,930,650	7.27%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(4)	2,075,243
1,355,978	7.97%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(4)	1,500,093
551,324	8.27%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(4)	607,696
970,038	9.02%, 08/25/2028, 1 mo. USD LIBOR + 6.750%(4)	1,087,955

The accompanying notes are an integral part of these financial statements.

36

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0% - (continued)
	Whole Loan Collateral CMO - 6.0% - (continued)
$975,000	Home Re Ltd. 3.87%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(2)(4)	$973,486
713,091	LSTAR Securities Investment Trust 4.10%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(2)(4)	714,805
80,300	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(2)(3)	80,474
1,095,122	New Residential Mortgage LLC 3.79%, 07/25/2054(2)	1,106,876
	New Residential Mortgage Loan Trust
518,514	3.02%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(2)(4)	517,441
1,495,075	3.50%, 12/25/2057(2)(3)	1,522,221
800,273	4.00%, 04/25/2057(2)(3)	826,798
818,642	4.00%, 08/27/2057(2)(3)	844,663
1,026,567	4.00%, 09/25/2057(2)(3)	1,049,531
2,115,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(2)	2,114,763
	OZLM Ltd.
250,000	3.31%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(2)(4)	248,275
950,000	3.32%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(2)(4)	948,396
1,200,000	3.53%, 07/20/2030, 3 mo. USD LIBOR + 1.250%(2)(4)	1,194,844
941,809	PMT Credit Risk Transfer Trust 4.40%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(2)(4)	942,613
	Seasoned Credit Risk Transfer Trust
598,990	3.50%, 11/25/2057	629,563
1,576,530	3.50%, 07/25/2058	1,654,783
	Structured Agency Credit Risk Trust
1,398,458	3.92%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(2)(4)	1,399,624
55,000	4.37%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(2)(4)	55,155

		35,602,828

	Total Asset & Commercial Mortgage Backed Securities (cost $111,173,388)	$112,188,813

CORPORATE BONDS - 32.2%
	Aerospace/Defense - 0.6%
$600,000	Boeing Co. 3.25%, 02/01/2035	$604,029
	Lockheed Martin Corp.
245,000	4.09%, 09/15/2052	269,299
195,000	4.50%, 05/15/2036	225,821
	United Technologies Corp.
590,000	2.80%, 05/04/2024	599,399
995,000	3.65%, 08/16/2023	1,042,284
540,000	3.95%, 08/16/2025	581,339
390,000	4.45%, 11/16/2038	447,489
10,000	4.63%, 11/16/2048	11,843

		3,781,503

	Agriculture - 0.7%
	Altria Group, Inc.
290,000	2.63%, 09/16/2026	281,152
240,000	3.80%, 02/14/2024	249,852
175,000	3.88%, 09/16/2046	156,495
255,000	4.40%, 02/14/2026	271,989
700,000	4.80%, 02/14/2029	755,348
780,000	5.80%, 02/14/2039	895,009
410,000	5.95%, 02/14/2049	477,068

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Agriculture - 0.7% - (continued)
	$995,000	BAT Capital Corp. 4.39%, 08/15/2037	$958,950
	365,000	Imperial Brands Finance plc 3.75%, 07/21/2022(2)	374,976

			4,420,839

		Airlines - 0.1%
		Delta Air Lines, Inc.
	75,000	3.63%, 03/15/2022	76,457
	470,000	3.80%, 04/19/2023	484,791

			561,248

		Auto Manufacturers - 0.7%
	300,000	Daimler Finance North America LLC 2.93%, 01/06/2020, 3 mo. USD LIBOR + 0.630%(4)(6)	300,590
	245,000	Ford Motor Co. 5.29%, 12/08/2046	226,817
		Ford Motor Credit Co. LLC
	200,000	3.82%, 11/02/2027(7)	191,159
	325,000	4.54%, 08/01/2026	327,761
	200,000	5.11%, 05/03/2029	203,814
		General Motors Co.
	115,000	5.20%, 04/01/2045	112,268
	30,000	5.40%, 04/01/2048	29,785
	130,000	5.95%, 04/01/2049	138,910
	255,000	6.25%, 10/02/2043	276,193
	410,000	6.75%, 04/01/2046	470,223
		General Motors Financial Co., Inc.
	170,000	3.11%, 11/06/2020, 3 mo. USD LIBOR + 0.540%(4)	169,497
	250,000	3.15%, 01/15/2020	250,374
	300,000	3.23%, 04/13/2020, 3 mo. USD LIBOR + 0.930%(4)	300,785
	280,000	3.95%, 04/13/2024	287,044
	255,000	4.30%, 07/13/2025	262,628
CAD	400,000	Toyota Credit Canada, Inc. 1.80%, 02/19/2020(6)	304,236
	610,000	VW Credit Canada, Inc. 2.50%, 10/01/2019(6)	464,797

			4,316,881

		Auto Parts & Equipment - 0.0%
	$30,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(7)	29,930

		Beverages - 0.9%
		Anheuser-Busch InBev Worldwide, Inc.
	205,000	3.75%, 07/15/2042	200,012
	1,325,000	4.60%, 04/15/2048	1,444,817
	1,473,000	5.45%, 01/23/2039	1,782,897
		Constellation Brands, Inc.
	5,000	2.65%, 11/07/2022	5,019
	300,000	3.60%, 02/15/2028	312,882
	290,000	4.40%, 11/15/2025	317,830
	436,000	4.75%, 12/01/2025	484,907
	610,000	Molson Coors Brewing Co. 3.00%, 07/15/2026	608,583

			5,156,947

		Biotechnology - 0.1%
	410,000	Amgen, Inc. 2.65%, 05/11/2022	412,383
	200,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	205,336

			617,719

		Chemicals - 0.7%
	290,000	Chemours Co. 5.38%, 05/15/2027	255,200
		DuPont de Nemours, Inc.
	1,010,000	4.21%, 11/15/2023	1,075,182
	160,000	4.73%, 11/15/2028	179,987
		Methanex Corp.
	375,000	4.25%, 12/01/2024	383,043
	145,000	5.65%, 12/01/2044	139,864
	130,000	Nutrien Ltd. 4.20%, 04/01/2029	140,306
	105,000	Olin Corp. 5.13%, 09/15/2027	105,572

The accompanying notes are an integral part of these financial statements.

37

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Chemicals - 0.7% - (continued)
	$530,000	SABIC Capital II B.V. 4.00%, 10/10/2023(2)	$554,942
		Sherwin-Williams Co.
	155,000	3.13%, 06/01/2024	158,147
	415,000	3.45%, 06/01/2027	425,429
	520,000	Syngenta Finance N.V. 4.89%, 04/24/2025(2)	544,624

			3,962,296

		Commercial Banks - 9.6%
		Bank of America Corp.
	1,020,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(8)	1,028,362
	105,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(8)	108,000
	2,030,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(8)	2,091,561
	1,865,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(8)	1,959,940
	860,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(8)	901,651
	515,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(8)	551,837
	1,070,000	4.00%, 01/22/2025	1,123,122
	200,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/2020(6)	202,816
	550,000	Bank of China Ltd. 3.30%, 02/14/2020, 3 mo. USD LIBOR + 0.770%(4)(6)	550,314
	450,000	Barclays plc 3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(8)	454,631
AUD	2,070,000	BNG Bank N.V. 1.90%, 11/26/2025(6)	1,459,356
		BNP Paribas S.A.
	$1,075,000	5.13%, 11/15/2027, (5.13% fixed rate until 11/15/2027; 5 year USD Swap + 2.838% thereafter)(2)(8)(9)	1,016,950
	475,000	7.38%, 08/19/2025,(7.38% fixed rate until 08/19/2025; 5 year USD Swap + 5.150% thereafter)(2)(8)(9)	526,062
	575,000	BPCE S.A. 3.00%, 05/22/2022(2)	580,337
	500,000	Capital One Financial Corp. 3.90%, 01/29/2024	526,662
		Citigroup, Inc.
AUD	45,000	2.80%, 08/07/2019, 3 mo. BBSW + 1.250%(4)	31,025
	$630,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(8)	635,184
	1,705,000	3.20%, 10/21/2026	1,742,458
	750,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(8)	770,114
	500,000	3.52%, 10/27/2028, (3.52% fixed rate until 10/27/2027; 3 mo. USD LIBOR + 1.151% thereafter)(8)	516,074
	895,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(8)	956,358
	5,000	4.13%, 07/25/2028	5,287
EUR	200,000	Cooperatieve Rabobank UA 6.63%, 06/29/2021, (6.63% fixed rate until 06/29/2021; 5 year EUR Swap + 6.697% thereafter)(6)(8)(9)	245,505

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Commercial Banks - 9.6% - (continued)
		Credit Agricole S.A.
	$600,000	7.88%, 01/23/2024, (7.88% fixed rate until 01/23/2024; 5 year USD Swap + 4.898% thereafter)(2)(8)(9)	$662,250
	600,000	8.13%, 12/23/2025, (8.13% fixed rate until 12/23/2025 ; 5 year USD Swap + 6.185% thereafter)(2)(8)(9)	695,250
	1,550,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(6)(8)(9)	1,632,342
	390,000	Credit Suisse Group Funding Guernsey Ltd. 4.59%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(4)	401,807
		Danske Bank A/S
	510,000	5.00%, 01/12/2022(2)	534,171
	530,000	5.38%, 01/12/2024(2)	576,926
EUR	775,000	5.88%, 04/06/2022, (5.88% fixed rate until 04/06/2022; 5 year EUR Swap + 5.471% therafter)(6)(8)(9)	913,579
	$375,000	DNB Bank ASA 6.50%, 03/26/2022, (6.50% fixed rate until 03/26/2022; 5 year USD Swap + 5.080% thereafter)(6)(8)(9)	395,269
		Goldman Sachs Group, Inc.
	20,000	2.88%, 10/31/2022, (2.88% fixed rate until 10/31/2021; 3 mo. USD LIBOR + 0.821% thereafter)(8)	20,123
	100,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(8)	100,756
	2,420,000	3.50%, 11/16/2026	2,486,862
	1,450,000	3.69%, 06/05/2028, (3.69% fixed rate until 06/05/2027; 3 mo. USD LIBOR + 1.510% thereafter)(8)	1,507,319
	260,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(8)	272,076
	140,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(8)	145,437
	40,000	5.15%, 05/22/2045	46,357
	435,000	6.75%, 10/01/2037	576,776
CAD	500,000	HSBC Bank Canada 2.94%, 01/14/2020	382,413
		HSBC Holdings plc
	$280,000	3.40%, 03/08/2021	283,843
	895,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(8)	973,146
	1,250,000	6.38%, 03/30/2025, (6.38% fixed rate until 03/30/2025; 5 year USD ICE Swap + 4.368% thereafter)(8)(9)	1,316,250
		Industrial & Commercial Bank of China Ltd.
	200,000	3.07%, 04/16/2021, 3 mo. USD LIBOR + 0.750%(4)(6)	200,295
	250,000	3.29%, 05/23/2020, 3 mo. USD LIBOR + 0.770%(4)(6)	250,302
		Intesa Sanpaolo S.p.A.
EUR	200,000	7.00%, 01/19/2021, (7.00% fixed rate until 01/19/2021; 5 year EUR Swap + 6.884% thereafter)(6)(8)(9)	232,701
	$675,000	7.70%, 09/17/2025, (7.70% fixed rate until 09/17/2025; 5 year USD Swap + 5.462% thereafter)(2)(7)(8)(9)	672,469
		JP Morgan Chase & Co.
	325,000	2.40%, 06/07/2021	325,344
	230,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(8)	236,067

The accompanying notes are an integral part of these financial statements.

38

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Commercial Banks - 9.6% - (continued)
	$15,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(8)	$15,633
	1,100,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(8)	1,164,931
	2,390,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(8)	2,501,893
	935,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(8)	1,000,305
	620,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(8)	668,482
		Morgan Stanley
	1,015,000	2.50%, 04/21/2021	1,016,934
	125,000	2.75%, 05/19/2022	125,907
	2,145,000	3.13%, 07/27/2026	2,174,957
	685,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(8)	711,472
	75,000	4.00%, 07/23/2025	79,940
	375,000	5.00%, 11/24/2025	414,414
		Royal Bank of Canada
	595,000	2.55%, 07/16/2024	594,829
	1,185,000	2.80%, 04/29/2022	1,197,912
	200,000	Royal Bank of Scotland Group plc 8.00%, 08/10/2025, (8.00% fixed rate until 08/10/2025, 5 year USD Swap + 5.720% thereafter)(8)(9)	214,250
	470,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	480,139
	825,000	Societe Generale S.A. 7.38%, 09/13/2021, (7.38% fixed rate until 09/13/2021; 5 year USD Swap + 6.238% thereafter)(2)(8)(9)	859,031
		Standard Chartered plc
	875,000	7.50%, 04/02/2022, (7.50% fixed rate until 04/02/2022; 5 year USD Swap + 6.301% thereafter)(2)(8)(9)	927,062
	200,000	7.50%, 04/02/2022, (7.50% fixed rate until 04/02/2022; 5 year USD Swap + 6.301% thereafter)(6)(8)(9)	211,900
		UBS Group Funding Switzerland AG
	680,000	2.65%, 02/01/2022(2)	682,892
	325,000	7.00%, 01/31/2024, (7.00% fixed rate until 01/31/2024; 3 mo. USD LIBOR + 4.344% thereafter)(2)(8)(9)	342,875
	1,125,000	7.00%, 02/19/2025, (7.00% fixed rate until 02/29/2025; 5 year USD Swap + 4.866% thereafter)(6)(8)(9)	1,236,094
		UniCredit S.p.A.
EUR	775,000	5.38%, 06/03/2025, (5.38% fixed rate until 06/03/2025; 5 year EUR Swap + 4.925% thereafter)(6)(8)(9)	813,730
	$650,000	6.57%, 01/14/2022(2)	695,587
		Wells Fargo & Co.
	305,000	2.63%, 07/22/2022	306,738
	865,000	3.00%, 04/22/2026	875,374
	140,000	3.00%, 10/23/2026	141,589
	2,445,000	3.07%, 01/24/2023	2,480,762
	385,000	3.75%, 01/24/2024	403,394
	470,000	4.75%, 12/07/2046	540,398

			56,703,160

		Commercial Services - 0.4%
	1,580,000	IHS Markit Ltd. 4.13%, 08/01/2023	1,649,520
	45,000	Service Corp. International 5.13%, 06/01/2029	47,433

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Commercial Services - 0.4% - (continued)
	$380,000	United Rentals North America, Inc. 5.88%, 09/15/2026	$404,225

			2,101,178

		Construction Materials - 0.1%
	450,000	Standard Industries, Inc. 6.00%, 10/15/2025(2)	473,063

		Diversified Financial Services - 0.3%
	635,000	American Express Co. 3.40%, 02/27/2023	655,695
AUD	410,000	GE Capital Australia Funding Pty Ltd. 5.00%, 09/26/2019(6)	283,836
CAD	370,000	GE Capital Canada Funding Co. 5.68%, 09/10/2019	282,774
	$380,000	Navient Corp. 7.25%, 01/25/2022	413,250
CAD	500,000	Nissan Canada, Inc. 1.58%, 10/07/2019	380,448

			2,016,003

		Electric - 1.7%
		AES Corp.
	$140,000	4.88%, 05/15/2023	141,753
	125,000	5.13%, 09/01/2027	132,325
	40,000	Appalachian Power Co. 6.38%, 04/01/2036	51,693
	325,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	337,414
	20,000	Cleco Corporate Holdings LLC 4.97%, 05/01/2046	21,693
	395,000	Commonwealth Edison Co. 3.65%, 06/15/2046	412,160
	560,000	Dominion Energy South Carolina, Inc. 4.25%, 08/15/2028	626,087
	335,000	DTE Energy Co. 1.50%, 10/01/2019	334,538
	350,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	386,814
	1,280,000	Duke Energy Corp. 2.65%, 09/01/2026	1,266,883
	295,000	Duke Energy Progress LLC 3.60%, 09/15/2047	300,770
		Exelon Corp.
	725,000	2.85%, 06/15/2020	726,821
	725,000	3.95%, 06/15/2025	772,572
	140,000	Fortis, Inc. 2.10%, 10/04/2021	138,613
	1,053,000	Georgia Power Co. 2.00%, 09/08/2020	1,047,715
	460,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	472,873
	30,000	ITC Holdings Corp. 3.25%, 06/30/2026	30,717
	765,000	NextEra Energy Capital Holdings, Inc. 3.15%, 04/01/2024	785,506
	145,000	Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	180,357
	525,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	531,041
	600,000	Puget Energy, Inc. 3.65%, 05/15/2025	614,572
		Southern Co.
	115,000	2.95%, 07/01/2023	117,417
	515,000	3.25%, 07/01/2026	525,530
	10,000	4.40%, 07/01/2046	10,666

			9,966,530

		Electronics - 0.1%
	335,000	Fortive Corp. 2.35%, 06/15/2021	333,659

		Engineering & Construction - 0.3%
	680,000	Fluor Corp. 4.25%, 09/15/2028	708,129
	1,150,000	International Airport Finance S.A. 12.00%, 03/15/2033(2)	1,292,600

			2,000,729

		Entertainment - 0.1%
	370,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	400,784
	445,000	WMG Acquisition Corp. 4.88%, 11/01/2024(2)	457,237

			858,021

The accompanying notes are an integral part of these financial statements.

39

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.2% - (continued)
	Environmental Control - 0.1%
	Clean Harbors, Inc.
$65,000	4.88%, 07/15/2027(2)	$66,869
45,000	5.13%, 07/15/2029(2)	47,432
	Waste Management, Inc.
370,000	3.20%, 06/15/2026	384,756
115,000	3.45%, 06/15/2029	121,062
75,000	4.15%, 07/15/2049	82,898

		703,017

	Food - 0.4%
	Conagra Brands, Inc.
40,000	4.30%, 05/01/2024	42,478
215,000	4.60%, 11/01/2025	233,727
	Kraft Heinz Foods Co.
765,000	3.00%, 06/01/2026	752,424
10,000	4.38%, 06/01/2046	9,602
1,440,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(2)	1,485,360

		2,523,591

	Food Service - 0.1%
420,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	437,850

	Forest Products & Paper - 0.4%
	Suzano Austria GmbH
1,445,000	5.00%, 01/15/2030(2)	1,479,680
690,000	6.00%, 01/15/2029(2)	761,553

		2,241,233

	Gas - 0.1%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
85,000	5.63%, 05/20/2024	90,206
140,000	5.88%, 08/20/2026	148,400
435,000	Sempra Energy 2.40%, 02/01/2020	434,555

		673,161

	Healthcare - Products - 0.4%
	Becton Dickinson and Co.
975,000	3.36%, 06/06/2024	1,007,423
388,000	3.70%, 06/06/2027	406,270
410,000	Boston Scientific Corp. 4.00%, 03/01/2028	443,126
	Thermo Fisher Scientific, Inc.
85,000	2.95%, 09/19/2026	85,973
145,000	3.00%, 04/15/2023	147,938

		2,090,730

	Healthcare - Services - 1.0%
205,000	Aetna, Inc. 2.80%, 06/15/2023	205,404
990,000	Anthem, Inc. 3.65%, 12/01/2027	1,025,322
	CHS/Community Health Systems, Inc.
70,000	5.13%, 08/01/2021	69,300
20,000	6.25%, 03/31/2023	19,150
	Cigna Corp.
500,000	4.13%, 11/15/2025(2)	530,971
1,900,000	4.38%, 10/15/2028(2)	2,060,673
65,000	Cigna Holding Co. 3.88%, 10/15/2047	61,089
615,000	HCA, Inc. 4.13%, 06/15/2029	629,988
5,000	Humana, Inc. 2.50%, 12/15/2020	4,997
	UnitedHealth Group, Inc.
395,000	2.38%, 08/15/2024	394,896
230,000	3.50%, 08/15/2039	231,614
305,000	3.70%, 12/15/2025	324,829
95,000	3.70%, 08/15/2049	96,079
196,000	3.75%, 10/15/2047	200,800

		5,855,112

	Home Builders - 0.2%
	Lennar Corp.
190,000	4.75%, 11/29/2027	199,500

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 32.2% - (continued)
	Home Builders - 0.2% - (continued)
$200,000	5.25%, 06/01/2026	$212,540
70,000	PulteGroup, Inc. 5.50%, 03/01/2026	75,425
435,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	457,837

		945,302

	Insurance - 0.3%
45,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	50,696
90,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	96,975
110,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	102,300
	Marsh & McLennan Cos., Inc.
420,000	3.88%, 03/15/2024	444,771
270,000	4.38%, 03/15/2029	300,443
305,000	4.75%, 03/15/2039	356,392
40,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(2)	66,186
190,000	Unum Group 4.00%, 06/15/2029	194,967
275,000	Willis North America, Inc. 3.60%, 05/15/2024	284,368

		1,897,098

	Internet - 0.7%
	Alibaba Group Holding Ltd.
895,000	3.40%, 12/06/2027	912,570
445,000	4.20%, 12/06/2047	476,281
	Amazon.com, Inc.
545,000	2.80%, 08/22/2024	558,252
585,000	3.88%, 08/22/2037	647,835
	Tencent Holdings Ltd.
200,000	2.99%, 01/19/2023(2)	201,985
620,000	3.60%, 01/19/2028(2)	639,328
715,000	3.98%, 04/11/2029(2)	753,779

		4,190,030

	Iron/Steel - 0.2%
200,000	Commercial Metals Co. 5.38%, 07/15/2027	201,000
175,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	180,637
	Vale Overseas Ltd.
495,000	6.25%, 08/10/2026	557,370
170,000	6.88%, 11/10/2039	208,046

		1,147,053

	IT Services - 0.5%
	Apple, Inc.
490,000	3.35%, 02/09/2027	515,690
110,000	3.45%, 02/09/2045	110,668
65,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	73,472
	International Business Machines Corp.
575,000	3.00%, 05/15/2024	588,322
895,000	3.30%, 05/15/2026	929,376
895,000	3.50%, 05/15/2029	937,995

		3,155,523

	Lodging - 0.1%
450,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026	467,487
285,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	286,018
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
16,000	5.25%, 05/15/2027(2)	16,400
14,000	5.50%, 03/01/2025(2)	14,683

		784,588

	Media - 1.7%
300,000	CBS Corp. 4.20%, 06/01/2029	318,466
475,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2027(2)	489,844

The accompanying notes are an integral part of these financial statements.

40

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Media - 1.7% - (continued)
		Charter Communications Operating LLC / Charter Communications Operating Capital
	$1,295,000	4.20%, 03/15/2028	$1,344,529
	915,000	5.38%, 05/01/2047	963,181
	475,000	5.75%, 04/01/2048	521,222
		Comcast Corp.
	425,000	2.35%, 01/15/2027	415,011
	305,000	3.20%, 07/15/2036	300,701
	180,000	4.05%, 11/01/2052	191,634
	95,000	4.15%, 10/15/2028	104,700
	320,000	4.25%, 10/15/2030	358,253
	425,000	4.60%, 10/15/2038	492,450
	80,000	4.95%, 10/15/2058	97,217
		Cox Communications, Inc.
	455,000	3.15%, 08/15/2024(2)	463,067
	250,000	4.80%, 02/01/2035(2)	257,036
	30,000	8.38%, 03/01/2039(2)	42,386
		Discovery Communications LLC
	310,000	3.95%, 06/15/2025	321,122
	580,000	4.90%, 03/11/2026	636,045
	270,000	5.00%, 09/20/2037	286,141
	115,000	5.30%, 05/15/2049	124,195
	500,000	6.35%, 06/01/2040	592,391
		DISH DBS Corp.
	230,000	5.88%, 07/15/2022	232,477
	60,000	6.75%, 06/01/2021	62,457
	710,000	Fox Corp. 4.03%, 01/25/2024(2)	751,871
	75,000	TEGNA, Inc. 5.50%, 09/15/2024(2)	77,344
		Viacom, Inc.
	145,000	4.25%, 09/01/2023	152,721
	425,000	4.38%, 03/15/2043	423,053
	200,000	Videotron Ltd. 5.38%, 06/15/2024(2)	214,000

			10,233,514

		Mining - 0.3%
		Anglo American Capital plc
	200,000	4.50%, 03/15/2028(2)	209,330
	745,000	4.75%, 04/10/2027(2)	790,198
	785,000	Glencore Funding LLC 4.88%, 03/12/2029(2)	832,467

			1,831,995

		Miscellaneous Manufacturing - 0.0%
	280,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021(7)	281,411

		Oil & Gas - 1.6%
	150,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	149,998
		Canadian Natural Resources Ltd.
CAD	310,000	2.05%, 06/01/2020	235,738
	530,000	2.60%, 12/03/2019	404,255
	$875,000	3.85%, 06/01/2027	905,169
	760,000	Cimarex Energy Co. 4.38%, 03/15/2029	795,538
	330,000	EnCana Corp. 3.90%, 11/15/2021	337,197
		Hess Corp.
	135,000	5.60%, 02/15/2041	142,722
	690,000	7.13%, 03/15/2033	842,294
	205,000	7.30%, 08/15/2031	250,437
	130,000	Marathon Oil Corp. 3.85%, 06/01/2025	134,548
	95,000	Marathon Petroleum Corp. 3.80%, 04/01/2028	97,155
	885,000	Medco Oak Tree Pte Ltd. 7.38%, 05/14/2026(2)	892,813
	490,000	Noble Energy, Inc. 5.05%, 11/15/2044	522,883
		Petroleos Mexicanos
	150,000	6.00%, 03/05/2020	152,034
	340,000	6.50%, 01/23/2029	332,265
	220,000	6.75%, 09/21/2047	199,408
	425,000	QEP Resources, Inc. 5.25%, 05/01/2023	386,750
	600,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(2)	605,066

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Oil & Gas - 1.6% - (continued)
	$200,000	Sinopec Group Overseas Development Ltd. 1.75%, 09/29/2019(6)	$199,772
	220,000	SM Energy Co. 6.13%, 11/15/2022	215,050
	600,000	Tullow Oil plc 7.00%, 03/01/2025(2)	603,750
		Valero Energy Corp.
	220,000	4.00%, 04/01/2029	229,493
	305,000	4.35%, 06/01/2028(7)	326,507
	365,000	WPX Energy, Inc. 5.25%, 09/15/2024	366,825

			9,327,667

		Packaging & Containers - 0.2%
	430,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	462,788
	220,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	223,850
	695,000	WRKCo, Inc. 4.65%, 03/15/2026	756,284

			1,442,922

		Pharmaceuticals - 1.3%
	320,000	Allergan Finance LLC 4.63%, 10/01/2042	323,076
	295,000	Allergan Funding SCS 3.45%, 03/15/2022	300,515
	205,000	Bausch Health Cos., Inc. 7.00%, 03/15/2024(2)	216,275
	165,000	Baxalta, Inc. 3.60%, 06/23/2022	168,599
	1,140,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(2)	1,196,764
	380,000	Bristol-Myers Squibb Co. 3.40%, 07/26/2029(2)	397,181
		CVS Health Corp.
	1,365,000	4.10%, 03/25/2025	1,436,413
	770,000	5.05%, 03/25/2048	834,579
	15,000	5.13%, 07/20/2045	16,265
	95,000	Express Scripts Holding Co. 3.27%, 11/30/2020, 3 mo. USD LIBOR + 0.750%(4)	95,022
	630,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	668,705
	270,000	IQVIA, Inc. 4.88%, 05/15/2023(2)	276,143
	155,000	Mylan N.V. 5.25%, 06/15/2046	159,035
	250,000	Mylan, Inc. 4.55%, 04/15/2028	263,237
	425,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	424,031
	835,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	651,206

			7,427,046

		Pipelines - 1.3%
	250,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	262,359
	180,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	182,475
		Enbridge, Inc.
CAD	260,000	4.53%, 03/09/2020	200,779
	425,000	4.77%, 09/02/2019	324,364
		Energy Transfer Operating L.P.
	$10,000	4.20%, 09/15/2023	10,483
	335,000	4.50%, 04/15/2024	355,904
	160,000	5.15%, 03/15/2045	163,907
	890,000	5.25%, 04/15/2029	994,565
	135,000	5.50%, 06/01/2027	151,255
	115,000	6.25%, 04/15/2049	136,747
	440,000	Enterprise Products Operating LLC 3.13%, 07/31/2029	442,513
		EQM Midstream Partners L.P.
	197,000	4.13%, 12/01/2026	188,831
	330,000	5.50%, 07/15/2028	331,606
	260,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	266,072
		MPLX L.P.
	35,000	4.70%, 04/15/2048	35,376
	360,000	5.20%, 03/01/2047	385,950
	70,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	73,163

The accompanying notes are an integral part of these financial statements.

41

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Pipelines - 1.3% - (continued)
	$280,000	Sunoco Logistics Partners Operations L.P. 4.00%, 10/01/2027	$288,937
		Texas Eastern Transmission L.P.
	465,000	2.80%, 10/15/2022(2)	463,575
	70,000	3.50%, 01/15/2028(2)	71,855
		TransCanada PipeLines Ltd.
	505,000	4.63%, 03/01/2034	563,077
	225,000	4.75%, 05/15/2038	248,784
	15,000	6.10%, 06/01/2040	18,757
		Valero Energy Partners L.P.
	470,000	4.38%, 12/15/2026	505,272
	155,000	4.50%, 03/15/2028	167,081
		Western Midstream Operating L.P.
	320,000	4.50%, 03/01/2028	318,442
	290,000	4.75%, 08/15/2028	290,961
	210,000	5.50%, 08/15/2048	197,386
	35,000	Williams Cos., Inc. 6.30%, 04/15/2040	42,784

			7,683,260

		Real Estate Investment Trusts - 0.1%
		Equinix, Inc.
	135,000	5.75%, 01/01/2025	139,560
	205,000	5.88%, 01/15/2026	217,751
	210,000	HCP, Inc. 3.25%, 07/15/2026	212,462

			569,773

		Retail - 0.5%
CAD	428,000	Alimentation Couche-Tard, Inc. 3.32%, 11/01/2019	326,843
		Lowe’s Cos., Inc.
	$865,000	3.38%, 09/15/2025	896,862
	75,000	3.70%, 04/15/2046	71,357
	515,000	McDonald’s Corp. 3.35%, 04/01/2023	533,732
	80,000	United Rentals North America, Inc. 4.88%, 01/15/2028	81,591
	845,000	Walmart, Inc. 3.40%, 06/26/2023	883,407

			2,793,792

		Semiconductors - 1.3%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	1,395,000	3.13%, 01/15/2025	1,353,585
	310,000	3.63%, 01/15/2024	313,233
	1,315,000	3.88%, 01/15/2027	1,286,329
	1,020,000	Broadcom, Inc. 4.75%, 04/15/2029(2)	1,038,990
	255,000	Intel Corp. 4.10%, 05/19/2046	282,735
	470,000	Microchip Technology, Inc. 4.33%, 06/01/2023	489,002
	1,465,000	Micron Technology, Inc. 4.98%, 02/06/2026	1,552,264
	1,230,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(2)	1,319,302

			7,635,440

		Software - 0.6%
	235,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	257,507
	445,000	First Data Corp. 5.00%, 01/15/2024(2)	455,903
	490,000	Fiserv, Inc. 3.20%, 07/01/2026	499,993
		Microsoft Corp.
	730,000	3.30%, 02/06/2027	773,503
	240,000	3.70%, 08/08/2046	260,145
	125,000	3.95%, 08/08/2056	138,481
	175,000	MSCI, Inc. 5.75%, 08/15/2025(2)	182,385
	330,000	Open Text Corp. 5.88%, 06/01/2026(2)	352,179
	250,000	Oracle Corp. 4.00%, 11/15/2047	268,177
	120,000	Western Digital Corp. 4.75%, 02/15/2026	118,650

			3,306,923

		Telecommunications - 1.9%
		AT&T, Inc.
	615,000	2.95%, 07/15/2026	616,954

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 32.2% - (continued)
		Telecommunications - 1.9% - (continued)
	$330,000	3.80%, 02/15/2027	$344,175
	10,000	4.25%, 03/01/2027	10,756
	1,210,000	4.30%, 02/15/2030	1,299,693
	660,000	4.35%, 03/01/2029	712,763
	80,000	4.35%, 06/15/2045	80,465
	265,000	4.75%, 05/15/2046	280,125
		Nokia Oyj
	140,000	4.38%, 06/12/2027	144,550
	60,000	6.63%, 05/15/2039	67,200
CAD	250,000	Rogers Communications, Inc. 5.38%, 11/04/2019	191,890
	$300,000	Sprint Corp. 7.13%, 06/15/2024	328,500
	1,445,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(2)	1,535,313
	160,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	162,400
	630,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(2)	664,070
		Telefonica Emisiones S.A.
	340,000	4.90%, 03/06/2048	372,124
	325,000	5.21%, 03/08/2047	367,509
	220,000	5.52%, 03/01/2049	260,786
	45,000	7.05%, 06/20/2036	60,681
		Verizon Communications, Inc.
	275,000	3.88%, 02/08/2029	296,174
	1,210,000	4.50%, 08/10/2033	1,370,053
	1,115,000	4.81%, 03/15/2039	1,281,724
	660,000	Vodafone Group plc 4.38%, 05/30/2028	716,859

			11,164,764

		Transportation - 0.4%
	570,000	CSX Corp. 3.25%, 06/01/2027	588,205
	645,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.45%, 07/01/2024(2)	665,559
	860,000	Union Pacific Corp. 4.38%, 09/10/2038	958,709

			2,212,473

		Trucking & Leasing - 0.1%
	435,000	Avolon Holdings Funding Ltd. 4.38%, 05/01/2026(2)	449,886

		Water - 0.0%
	260,000	American Water Capital Corp. 4.15%, 06/01/2049	284,941

		Total Corporate Bonds (cost $178,552,917)	$190,589,801

FOREIGN GOVERNMENT OBLIGATIONS - 5.2%
		Argentina - 0.1%
EUR	420,000	Argentine Republic Government International Bond 5.25%, 01/15/2028	$348,266

		Canada - 0.2%
CAD	500,000	City of Montreal Canada 5.45%, 12/01/2019	385,299
	118,000	City of Quebec Canada 4.35%, 12/16/2019	90,538
	400,000	Hydro Quebec Interest Strip 0.00%, 08/15/2019(10)	304,422
	125,000	Province of Manitoba Canada T-Bill 0.00%, 09/18/2019(10)	94,968
	300,000	Province of Ontario Canada 2.10%, 09/08/2019	228,499

			1,103,726

		Dominican Republic - 0.2%
	$1,335,000	Dominican Republic International Bond 6.40%, 06/05/2049(2)	1,421,788

		Egypt - 0.0%
	200,000	Egypt Government International Bond 8.50%, 01/31/2047(6)	218,040

The accompanying notes are an integral part of these financial statements.

42

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.2% - (continued)
		Ghana - 0.1%
	$400,000	Ghana Government International Bond 8.63%, 06/16/2049(6)	$405,393

		Hungary - 0.0%
	200,000	Hungary Government International Bond 6.38%, 03/29/2021	212,368

		Italy - 0.3%
EUR	625,000	Italy Buoni Ordinari del Tesoro BOT 0.00%, 10/14/2019(6)(10)	696,205
		Italy Buoni Poliennali Del Tesoro
	440,000	1.50%, 08/01/2019	489,896
	250,000	4.25%, 09/01/2019(6)	279,304

			1,465,405

		Japan - 2.2%
		Japan Treasury Discount Bill
JPY	846,850,000	0.13%, 10/28/2019(11)	7,801,965
	25,000,000	0.14%, 10/21/2019(11)	230,316
	59,950,000	0.14%, 09/09/2019(11)	552,214
	50,000,000	0.15%, 09/17/2019(11)	460,575
	11,100,000	0.15%, 08/26/2019(11)	102,240
	199,900,000	0.15%, 08/19/2019(11)	1,841,211
	16,500,000	0.16%, 09/02/2019(11)	151,982
	221,600,000	0.16%, 08/13/2019(11)	2,041,048

			13,181,551

		Panama - 0.1%
	$405,000	Panama Government International Bond 3.16%, 01/23/2030	408,645

		Qatar - 0.7%
		Qatar Government International Bond
	2,010,000	4.00%, 03/14/2029(2)	2,189,577
	1,430,000	4.82%, 03/14/2049(2)	1,655,225

			3,844,802

		Romania - 0.4%
		Romanian Government International Bond
EUR	332,000	4.63%, 04/03/2049(2)	459,379
	1,225,000	4.63%, 04/03/2049(6)	1,695,000
	$290,000	6.13%, 01/22/2044(6)	367,801

			2,522,180

		Senegal - 0.1%
	590,000	Senegal Government International Bond 6.25%, 05/23/2033(6)	584,425

		South Korea - 0.1%
	300,000	Export-Import Bank of Korea 3.41%, 03/17/2021, 3 mo. USD LIBOR + 1.000%(4)(6)	302,651
		Korea Development Bank
	310,000	2.97%, 02/27/2020, 3 mo. USD LIBOR + 0.450%(4)	310,296
	200,000	2.99%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(4)	200,515

			813,462

		Supranational - 0.5%
AUD	3,945,000	Inter-American Development Bank 2.75%, 10/30/2025(6)	2,930,824

		Tunisia - 0.2%
		Banque Centrale de Tunisie International Bond
EUR	555,000	6.38%, 07/15/2026(2)	618,135
	515,000	6.75%, 10/31/2023(2)	590,660

			1,208,795

		Total Foreign Government Obligations (cost $29,995,789)	$30,669,670

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.7%
	Development - 0.1%
$460,000	California State, GO Taxable 7.30%, 10/01/2039	$699,702

	Education - 0.1%
	Chicago, IL, Board of Education, GO
160,000	6.04%, 12/01/2029	170,829
5,000	6.14%, 12/01/2039	5,405
380,000	6.32%, 11/01/2029	414,675

		590,909

	General Obligation - 0.4%
532,000	City of Chicago, IL, GO 7.38%, 01/01/2033	630,542
	State of Illinois, GO
877,091	4.95%, 06/01/2023	914,534
120,000	5.00%, 01/01/2023	124,799
180,000	5.56%, 02/01/2021	186,163
250,000	6.88%, 07/01/2025	284,255

		2,140,293

	Utility - Electric - 0.1%
477,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	612,554

	Total Municipal Bonds (cost $3,814,304)	$4,043,458

SENIOR FLOATING RATE INTERESTS - 4.4%(12)
	Aerospace/Defense - 0.1%
	TransDigm, Inc.
$149,244	4.83%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	$148,382
321,742	4.83%, 05/30/2025, 1 mo. USD LIBOR + 2.500%	318,949

		467,331

	Airlines - 0.0%
98,969	American Airlines, Inc. 4.38%, 10/12/2021, 1 mo. USD LIBOR + 2.000%	98,887

	Auto Manufacturers - 0.0%
98,500	Navistar International Corp. 5.83%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	98,685

	Auto Parts & Equipment - 0.1%
135,000	Adient U.S. LLC 6.87%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	129,600
117,537	Altra Industrial Motion Corp. 4.23%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	117,097
235,000	Panther BF Aggregator L.P. 5.73%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	234,854

		481,551

	Biotechnology - 0.0%
291,020	Sotera Health Holdings LLC 5.23%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	287,746

	Chemicals - 0.1%
171,210	Cabot Microelectronics Corp. 4.50%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	171,424
100,000	Hexion, Inc. 0.00%, 06/25/2026, 1 mo. USD LIBOR + 3.500%(13)	99,750
99,250	LTI Holdings, Inc. 5.73%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	94,536
184,075	Platform Specialty Products Corp. 4.48%, 01/30/2026, 1 mo. ICE LIBOR + 2.250%	183,922
224,438	Starfruit Finco B.V. 5.61%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	220,323
98,015	Univar, Inc. 4.73%, 07/01/2024, 1 mo. ICE LIBOR + 2.500%	97,877

		867,832

	Coal - 0.0%
126,657	Foresight Energy LLC 8.27%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	92,459

The accompanying notes are an integral part of these financial statements.

43

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(12) - (continued)
		Commercial Services - 0.4%
		Allied Universal Holdco LLC
	$10,237	0.00%, 07/10/2026, 3 mo. USD LIBOR + 4.000%(13)(14)	$10,254
	103,399	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	103,566
	348,241	Blackhawk Network Holdings, Inc. 5.23%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	347,224
	397,990	BrightView Landscapes LLC 4.78%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	398,320
	200,000	Dun & Bradstreet Corp. 7.24%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	201,188
	250,000	Quikrete Holdings, Inc. 4.98%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	247,742
	198,481	Tempo Acquisition LLC 5.23%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	198,729
	248,744	Trans Union LLC 4.23%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	249,055
EUR	200,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	223,034
	$234,877	Weight Watchers International, Inc. 7.10%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	232,676

			2,211,788

		Construction Materials - 0.1%
	367,218	NCI Building Systems, Inc. 6.12%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	358,342

		Distribution/Wholesale - 0.1%
	372,423	Beacon Roofing Supply, Inc. 4.62%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	370,457

		Diversified Financial Services - 0.2%
	426,904	AlixPartners LLP 4.98%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	427,284
	289,489	Crown Finance U.S., Inc. 4.48%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	288,273
	189,050	Financial & Risk U.S. Holdings, Inc. 5.98%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	188,848
	118,909	Victory Capital Holdings, Inc. 5.57%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	119,541

			1,023,946

		Energy - Alternate Sources - 0.1%
	297,744	BCP Renaissance Parent LLC 5.76%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	297,310

		Engineering & Construction - 0.0%
	251,187	Brand Energy & Infrastructure Services, Inc. 6.61%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	242,159

		Food - 0.0%
	129,020	IRB Holding Corp. 5.55%, 02/05/2025, 1 mo. USD LIBOR + 3.250%	128,422
	156,718	Post Holdings, Inc. 4.27%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	156,674

			285,096

		Food Service - 0.0%
	275,000	Aramark Services, Inc. 4.08%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	274,884

		Gas - 0.1%
	299,250	Messer Industries GmbH 4.83%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	297,754

		Healthcare - Products - 0.1%
	99,164	Avantor, Inc. 5.23%, 11/21/2024, 1 mo. USD LIBOR + 3.750%	99,990
	100,000	Emerald TopCo, Inc. 0.00%, 07/24/2026, 1 mo. USD LIBOR + 3.500%(13)	99,725

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(12) - (continued)
	Healthcare - Products - 0.1% - (continued)
$201,341	Parexel International Corp. 4.98%, 09/27/2024, 1 mo. USD LIBOR + 2.750%	$194,169

		393,884

	Healthcare - Services - 0.2%
298,500	Envision Healthcare Corp. 5.98%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	255,901
257,320	Jaguar Holding Co. 4.73%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	256,769
361,952	MPH Acquisition Holdings LLC 5.08%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	351,094
149,478	Syneos Health, Inc. 4.23%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	149,049
268,650	Universal Health Services, Inc. 3.98%, 10/31/2025, 1 mo. USD LIBOR + 1.750%	268,873

		1,281,686

	Household Products - 0.0%
277,560	Diamond (BC) B.V. 5.26%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	250,961

	Insurance - 0.3%
	Asurion LLC
439,365	5.23%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	440,073
304,000	8.73%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	309,192
372,180	Hub International Ltd. 5.27%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	368,068
427,850	Sedgwick Claims Management Services, Inc. 5.48%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	420,820

		1,538,153

	Leisure Time - 0.2%
277,560	Caesars Resort Collection LLC 4.98%, 12/22/2024, 1 mo. USD LIBOR + 2.750%	275,176
425,000	Delta (LUX) S.a.r.l. 4.73%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	419,309
248,750	Penn National Gaming, Inc. 4.48%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	249,031

		943,516

	Lodging - 0.2%
330,521	Boyd Gaming Corp. 4.62%, 09/15/2023, 1 week USD LIBOR + 2.250%	330,273
425,682	Caesars Entertainment Operating Co. 4.23%, 10/06/2024, 1 mo. USD LIBOR + 2.000%	424,512
114,033	Hilton Worldwide Finance LLC 4.02%, 06/22/2026, 1 mo. USD LIBOR + 1.750%	114,330
198,965	Station Casinos LLC 4.74%, 06/08/2023, 1 mo. USD LIBOR + 2.500%	199,226

		1,068,341

	Machinery - Construction & Mining - 0.0%
208,950	Brookfield WEC Holdings, Inc. 5.73%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	209,472

	Machinery - Diversified - 0.0%
257,380	Gates Global LLC 4.98%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	256,140

	Media - 0.6%
386,080	Charter Communications Operating LLC 4.33%, 04/30/2025, 1 mo. USD LIBOR + 2.000%	386,652
347,362	CSC Holdings LLC 4.83%, 01/25/2026, 1 mo. USD LIBOR + 2.500%	346,928
278,600	Gray Television, Inc. 4.83%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	279,146
326,267	ION Media Networks, Inc. 0.00%, 12/18/2024, 1 mo. USD LIBOR + 3.000%(13)	325,758

The accompanying notes are an integral part of these financial statements.

44

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(12) - (continued)
		Media - 0.6% - (continued)
	$298,489	MTN Infrastructure TopCo, Inc. 5.23%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	$296,996
	165,000	Nexstar Broadcasting, Inc. 0.00%, 06/19/2026, 1 mo. USD LIBOR + 2.750%(13)	164,965
	148,496	PSAV Holdings LLC 5.61%, 03/01/2025, 3 mo. USD LIBOR + 3.250%	144,320
	170,000	Telenet Financing USD LLC 4.58%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	169,203
	325,000	Tribune Media Co. 5.23%, 01/27/2024, 1 mo. USD LIBOR + 3.000%	324,392
	305,000	Unitymedia Finance LLC 4.60%, 09/30/2025, 1 mo. USD LIBOR + 2.250%	304,738
	195,000	UPC Financing Partnership 4.85%, 01/15/2026, 1 mo. USD LIBOR + 2.500%	194,899
	242,616	Web.com Group, Inc. 6.08%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	241,207
	150,000	Ziggo Secured Finance Partnership 4.83%, 04/15/2025, 1 mo. USD LIBOR + 2.500%	149,020

			3,328,224

		Metal Fabricate/Hardware - 0.0%
	125,000	Rexnord LLC 4.23%, 08/21/2024, 1 mo. USD LIBOR + 2.000%	125,434

		Miscellaneous Manufacturing - 0.1%
	129,070	H.B. Fuller Co. 4.27%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	128,263
	297,980	USI, Inc. 5.33%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	293,573

			421,836

		Oil & Gas - 0.0%
	75,000	California Resources Corp. 6.99%, 12/31/2022, 1 mo. USD LIBOR + 4.750%	71,363

		Oil & Gas Services - 0.0%
	110,000	Lower Cadence Holdings LLC 6.27%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	109,679

		Packaging & Containers - 0.2%
		Berry Global, Inc.
EUR	100,000	2.50%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	111,374
	$275,000	4.63%, 10/01/2022, 1 mo. USD LIBOR + 2.250%	274,813
	160,000	4.90%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	159,784
	276,210	Flex Acquisition Co., Inc. 5.32%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	263,736
	321,700	Reynolds Group Holdings, Inc. 4.98%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	321,482

			1,131,189

		Pharmaceuticals - 0.2%
	120,960	Bausch Health Co., Inc. 5.38%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	121,353
	215,625	Bausch Health Companies Inc. 5.13%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	215,491
	99,750	Catalent Pharma Solutions, Inc. 4.48%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	100,187
	248,101	Endo Luxembourg Finance Co., S.a r.l. 6.50%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	225,929
	200,000	IQVIA, Inc. 4.33%, 03/07/2024, 3 mo. USD LIBOR + 2.000%	200,376
	178,650	NVA Holdings, Inc. 4.98%, 02/02/2025, 3 mo. USD LIBOR + 2.750%	178,464

			1,041,800

		Real Estate - 0.0%
	130,000	VICI Properties LLC 4.27%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	129,654

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(12) - (continued)
	Retail - 0.4%
$273,601	American Builders & Contractors Supply Co., Inc. 4.23%, 10/31/2023, 1 mo. USD LIBOR + 2.000%	$271,891
273,601	B.C. Unlimited Liability Co. 4.48%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	273,532
267,955	Bass Pro Group LLC 7.23%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	253,121
199,000	Belron Finance U.S. LLC 5.04%, 11/13/2025, 1 mo. USD LIBOR + 2.500%	199,746
194,836	Harbor Freight Tools USA, Inc. 4.73%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	191,237
103,536	Neiman Marcus Group Ltd. LLC 8.38%, 10/25/2023, 1 mo. USD LIBOR + 6.000%	88,782
229,345	Staples, Inc. 7.33%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	223,469
330,000	Sunshine Luxembourg S.a.r.l. 0.00%, 07/16/2026, 1 mo. USD LIBOR + 4.250%(13)	331,073
227,906	U.S. Foods, Inc. 4.23%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	227,498

		2,060,349

	Semiconductors - 0.0%
127,142	Microchip Technology, Inc. 4.24%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	126,983

	Software - 0.3%
189,429	Change Healthcare Holdings LLC 4.65%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	188,926
225,226	Go Daddy Operating Co. LLC 4.23%, 02/15/2024, 1 mo. USD LIBOR + 2.000%	225,859
321,746	Hyland Software, Inc. 5.48%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	321,881
99,913	Infor U.S., Inc. 5.08%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	99,894
34,170	MA FinanceCo. LLC 4.73%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	33,886
230,754	Seattle Spinco, Inc. 4.73%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	228,831
55,919	SS&C Technologies Holdings Europe S.a.r.l. 4.48%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	55,884
181,372	SS&C Technologies, Inc. 4.48%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	181,288
100,000	Ultimate Software Group, Inc. 6.08%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	100,734
272,909	WEX, Inc. 4.48%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	273,057

		1,710,240

	Telecommunications - 0.2%
148,864	Altice France S.A. 6.01%, 01/31/2026, 1 mo. USD LIBOR + 3.688%	147,189
248,737	CenturyLink, Inc. 4.98%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	247,043
508,544	Sprint Communications, Inc. 4.75%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	507,146
189,138	Univision Communications, Inc. 4.98%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	184,971

		1,086,349

	Textiles - 0.0%
248,750	ASP Unifrax Holdings, Inc. 6.08%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	239,733

	Transportation - 0.1%
76,678	B.C. Unlimited Liability Co. 6.33%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	77,104
142,621	Dynasty Acquisition Co., Inc. 6.33%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	143,414

The accompanying notes are an integral part of these financial statements.

45

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(12) - (continued)
	Transportation - 0.1% - (continued)
$405,531	Savage Enterprises LLC 6.88%, 08/01/2025, 1 mo. USD LIBOR + 4.500%	$406,419

		626,937

	Total Senior Floating Rate Interests (cost $26,025,601)	$25,908,150

U.S. GOVERNMENT AGENCIES - 47.6%
	Mortgage-Backed Agencies - 47.6%
	FHLMC - 4.9%
$3,119,205	0.48%, 01/25/2034(1)(3)	$165,864
804,021	1.75%, 10/15/2042	783,262
165,759	2.72%, 07/25/2030, 1 mo. USD LIBOR + 0.450%(4)	165,559
76,813	2.82%, 04/25/2030, 1 mo. USD LIBOR + 0.550%(4)	76,784
9,843	3.00%, 05/15/2041	10,060
292,656	3.00%, 07/01/2047	297,035
954,201	3.00%, 01/01/2048	967,856
7,328,602	3.00%, 07/01/2048	7,421,946
804,690	3.02%, 03/25/2030, 1 mo. USD LIBOR + 0.750%(4)	805,907
40,000	3.24%, 08/25/2027	42,347
177,796	3.47%, 10/25/2029, 1 mo. USD LIBOR + 1.200%(4)	178,879
2,338,252	3.50%, 10/15/2042	2,435,812
643,531	3.50%, 01/01/2048	663,215
25,230	3.50%, 03/01/2048	25,996
936,753	3.50%, 06/01/2048	962,800
1,508,865	3.57%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(4)	1,510,918
278,408	4.00%, 11/15/2040	302,327
2,166,211	4.00%, 12/01/2048	2,243,508
585,000	4.07%, 07/25/2030, 1 mo. USD LIBOR + 1.800%(4)	582,260
1,165,959	4.47%, 02/25/2024, 1 mo. USD LIBOR + 2.200%(4)	1,185,376
387,714	5.00%, 02/15/2048(1)	81,129
2,200,000	5.00%, 08/01/2049(15)	2,339,133
777,006	5.50%, 07/15/2034(1)	161,004
965,755	5.50%, 06/15/2046	203,251
2,300,000	5.50%, 08/01/2049(15)	2,466,949
1,289,903	6.52%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(4)	1,394,877
525,000	7.42%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(4)	580,705
800,000	7.95%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(4)	899,777

		28,954,536

	FNMA - 34.4%
8,892	2.00%, 09/25/2041	8,750
17,351	2.00%, 12/25/2041	17,050
1,027,659	2.00%, 03/25/2044	1,009,670
1,116,023	2.00%, 05/25/2044	1,097,359
11,460,000	2.50%, 09/01/2034(15)	11,523,146
17,568	2.50%, 12/25/2041	17,579
20,366	2.50%, 03/25/2046	20,356
370,000	2.88%, 11/01/2027	383,072
255,000	3.00%, 07/01/2027	265,540
330,000	3.00%, 12/01/2029	343,366
20,993,000	3.00%, 08/01/2034(15)	21,407,412
1,181,664	3.00%, 08/25/2042	1,194,994
1,555,285	3.00%, 11/25/2042	1,574,966
23,306	3.00%, 02/25/2043	23,630
150,247	3.00%, 01/25/2046	153,277

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 47.6% - (continued)
	Mortgage-Backed Agencies - 47.6% - (continued)
	FNMA - 34.4% - (continued)
$2,348,468	3.00%, 02/25/2047	$2,391,841
138,868	3.00%, 05/25/2047	141,102
1,589,501	3.00%, 09/25/2047	1,618,075
161,210	3.00%, 06/25/2048	163,646
48,759,000	3.00%, 08/01/2049(15)	49,175,166
1,351,195	3.00%, 08/25/2049	1,365,551
60,032	3.00%, 12/25/2054	61,092
200,000	3.10%, 02/01/2027	208,418
505,000	3.10%, 12/01/2027	525,575
345,000	3.16%, 08/01/2027	362,521
600,000	3.18%, 02/01/2027	626,908
332,664	3.22%, 07/01/2032	347,904
475,000	3.35%, 05/01/2029	505,215
1,502,591	3.50%, 06/25/2033(1)	147,108
1,338,007	3.50%, 04/25/2034	131,577
10,435	3.50%, 05/25/2042	10,814
599,376	3.50%, 07/25/2044	618,924
24,776	3.50%, 03/25/2045	25,170
1,719,674	3.50%, 01/01/2048	1,779,292
90,815	3.50%, 02/25/2048	93,131
198,660	3.50%, 04/25/2048	206,702
388,652	3.50%, 06/01/2048	399,419
720,917	3.50%, 03/25/2049	748,251
1,387,414	3.50%, 04/25/2049	1,442,686
41,591,000	3.50%, 08/01/2049(15)	42,601,532
1,372,257	3.50%, 05/25/2053	1,427,558
823,032	3.50%, 07/25/2054	845,810
1,562,279	3.50%, 05/01/2056	1,621,846
687,735	3.50%, 05/25/2056	715,424
472,870	3.50%, 10/25/2056	492,659
1,525,068	3.50%, 11/25/2057	1,585,871
2,336,909	3.50%, 05/01/2058	2,425,902
2,682,943	3.56%, 10/01/2028	2,881,398
461,296	3.66%, 02/01/2029	500,621
207,807	4.00%, 08/01/2038	218,909
1,065,288	4.00%, 06/01/2041	1,125,110
5,644,188	4.00%, 07/01/2048	5,855,669
4,006,192	4.00%, 11/01/2048	4,145,720
3,034,781	4.00%, 02/01/2049	3,161,116
15,832,000	4.00%, 08/01/2049(15)	16,388,174
906,670	4.50%, 09/25/2048	149,291
11,060,000	4.50%, 08/01/2049(15)	11,599,175
2,151,397	4.50%, 01/01/2051	2,296,947
770,731	5.00%, 06/25/2048	140,200
869,702	5.50%, 08/25/2038(1)	175,417
817,589	5.50%, 04/25/2044	158,650
612,323	6.50%, 03/25/2045(1)	163,697

		202,812,951

	GNMA - 8.3%
420,460	1.75%, 09/20/2043	410,472
853,617	2.00%, 01/20/2042	839,861
358,099	2.00%, 06/16/2042	353,448
334,164	2.50%, 05/20/2040	336,614
392,411	3.00%, 10/20/2047	399,338
6,905,000	3.00%, 08/01/2049(15)	7,057,261
8,200,000	3.00%, 09/01/2049(15)	8,370,887
768,520	3.50%, 11/20/2042	798,704
6,115,000	3.50%, 08/01/2049(15)	6,323,053
875,466	4.00%, 09/20/2042(1)	118,839
651,928	4.00%, 12/20/2044(1)	113,951
1,586,975	4.00%, 04/20/2049	1,649,485
9,650,000	4.00%, 08/01/2049(15)	10,022,807
1,600,000	4.00%, 09/01/2049(15)	1,661,312
1,726,322	4.50%, 06/16/2043(1)	356,419
726,726	4.50%, 06/20/2048(1)	130,752

The accompanying notes are an integral part of these financial statements.

46

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Shares or Principal Amount			Market Value†

U.S. GOVERNMENT AGENCIES - 47.6% - (continued)
		Mortgage-Backed Agencies - 47.6% - (continued)
		GNMA - 8.3% - (continued)
	$4,985,000	4.50%, 08/01/2049(15)	$5,191,410
	681,888	5.00%, 12/20/2043(1)	144,111
	1,262,461	5.00%, 07/16/2044(1)	240,784
	754,427	5.00%, 11/16/2046(1)	143,112
	699,242	5.00%, 06/16/2047(1)	132,892
	763,969	5.00%, 11/16/2047(1)	147,657
	3,840,000	5.00%, 08/01/2049(15)	4,021,200
	600,649	5.50%, 02/20/2044(1)	124,345
	677,550	5.50%, 09/20/2045(1)	147,598

			49,236,312

			281,003,799

		Total U.S. Government Agencies (cost $278,972,511)	$281,003,799

U.S. GOVERNMENT SECURITIES - 23.7%
		U.S. Treasury Securities - 23.7%
		U.S. Treasury Bonds - 10.8%
	$3,505,000	2.75%, 08/15/2047	$3,655,468
	700,000	3.00%, 02/15/2047	767,047
	360,000	3.00%, 08/15/2048	394,594
	2,530,000	3.13%, 02/15/2043	2,821,049
	6,000,000	3.13%, 05/15/2048	6,727,266
	8,925,000	3.63%, 08/15/2043	10,771,708
	23,825,000	3.63%, 02/15/2044(16)(17)	28,772,410
	4,128,000	3.75%, 11/15/2043	5,080,020
	3,475,000	5.50%, 08/15/2028	4,478,542

			63,468,104

		U.S. Treasury Notes - 12.9%
	560,054	0.38%, 07/15/2027(18)	566,019
	4,407,793	0.63%, 01/15/2026(18)	4,509,963
	16,985,498	0.75%, 07/15/2028(18)	17,723,095
	3,899,407	0.88%, 01/15/2029(18)	4,110,354
	1,885,000	1.38%, 08/31/2023	1,849,877
	6,020,000	1.50%, 02/28/2023	5,947,102
	420,000	1.75%, 05/15/2023	418,310
	9,375,000	2.25%, 12/31/2023	9,529,175
	8,690,000	2.75%, 02/15/2028	9,210,042
	8,200,000	2.88%, 09/30/2023	8,532,484
	13,010,000	2.88%, 08/15/2028	13,941,536

			76,337,957

			139,806,061

		Total U.S. Government Securities (cost $130,098,085)	$139,806,061

		Total Long-Term Investments (cost $758,632,595)	$784,209,752

SHORT-TERM INVESTMENTS - 1.4%
		Commercial Paper - 0.4%
	$250,000	AT&T, Inc. 2.69%, 12/10/2019(11)	$247,675
		Bank of Nova Scotia
CAD	550,000	1.60%, 08/09/2019(11)	418,675
	130,000	1.80%, 10/10/2019(11)	98,645
	$250,000	Enel Finance America 2.33%, 08/06/2019(11)	249,905
	250,000	Eni Finance USA Inc. 2.50%, 08/29/2019(11)	249,504

Shares or Principal Amount			Market Value†

SHORT-TERM INVESTMENTS - 1.4% - (continued)
		Commercial Paper - 0.4% - (continued)
	$250,000	ENI Finance USA, Inc. 2.47%, 09/06/2019(11)	$249,375
	400,000	Intesa Funding LLC 2.59%, 08/09/2019(11)	399,745
CAD	270,000	Province of Saskatchewan 1.68%, 08/26/2019(11)	205,367
	$250,000	Sinopec Century Bright 2.00%, 08/05/2019(11)	249,932

			2,368,823

		Foreign Government Obligations - 0.0%
CAD	200,000	Newfoundland T-Bill 1.76%, 10/10/2019(11)	151,786

		Other Investment Pools & Funds - 0.8%
	4,398,025	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.25%(19)	4,398,025

		Securities Lending Collateral - 0.2%
	1,220,880	State Street Navigator Securities Lending Government Money Market Portfolio, 2.32%(19)	1,220,880

		Total Short-Term Investments (cost $8,134,634)	$8,139,514

Total Investments Excluding Purchased Options (cost $766,767,229)	134.2%	$792,349,266

Total Purchased Options (cost $1,398,600)	0.2%	$1,213,138

Total Investments (cost $768,165,829)	134.4%	$793,562,404
Other Assets & Liabilities	(34.4)%	(203,041,490)

Total Net Assets	100.0%	$590,520,914

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Securities disclosed are interest-only strips.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities was $115,550,774, representing 19.6% of net assets.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2019.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The accompanying notes are an integral part of these financial statements.

47

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities was $17,377,077, representing 2.9% of net assets.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2019. Rate will reset at a future date as disclosed.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	Security is a zero-coupon bond.

(11)	The rate shown represents current yield to maturity.

(12)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2019.

(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	This security, or a portion of this security, has unfunded loan commitments. As of July 31, 2019, the aggregate value of the unfunded commitment was $10,254, which rounds to 0.0% of total net assets.

(15)	Represents or includes a TBA transaction.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(18)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(19)	Current yield as of period end.

OTC Swaption Contracts Outstanding at July 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	HSBC	2.45%	Pay	08/02/27	USD	4,625,000	4,625,000	$697,913	$517,538	$180,375

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	HSBC	2.45%	Receive	08/02/27	USD	4,625,000	4,625,000	$515,225	$881,063	$(365,838)

Total purchased swaption contracts							9,250,000	$1,213,138	$1,398,601	$(185,463)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	276	09/30/2019	$59,176,125	$(125,691)
U.S. Treasury 5-Year Note Future	221	09/30/2019	25,979,586	6,327
U.S. Treasury 10-Year Note Future	70	09/19/2019	8,919,531	6,903

Total				$(112,461)

Short position contracts:
Euro BUXL 30-Year Bond Future	3	09/06/2019	$698,035	$(21,113)
Euro-Bund Future	17	09/06/2019	3,313,689	(1,428)
U.S. Treasury 10-Year Ultra Future	351	09/19/2019	48,383,156	(1,071,406)
U.S. Treasury Long Bond Future	29	09/19/2019	4,512,219	(42,975)

Total				$(1,136,922)

Total futures contracts				$(1,249,383)

The accompanying notes are an integral part of these financial statements.

48

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

TBA Sale Commitments Outstanding at July 31, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.00%	$7,300,000	08/01/2049	$(7,362,307)	$18,963
FNMA, 3.50%	800,000	08/01/2034	(826,037)	(974)
FNMA, 5.00%	1,500,000	08/01/2049	(1,593,867)	(5,625)
GNMA II, 4.00%	8,000,000	08/01/2049	(8,309,062)	(8,594)

Total (proceeds receivable $18,095,043)			$(18,091,273)	$3,770

At July 31, 2019, the aggregate market value of TBA Sale Commitments represents (3.1)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at July 31, 2019
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.BB.6	GSC	USD	1,475,000	5.00%	05/11/63	Monthly	$—	$(365,930)	$(276,517)	$89,413
CMBX.NA.BB.8	GSC	USD	1,360,000	5.00%	10/17/57	Monthly	—	(251,221)	(183,872)	67,349
CMBX.NA.BBB- 6	MSC	USD	2,775,000	3.00%	05/11/63	Monthly	—	(378,109)	(252,580)	125,529
CMBX.NA.BBB- 6	DEUT	USD	175,000	3.00%	05/11/63	Monthly	—	(24,735)	(15,943)	8,792

Total							$—	$(1,019,995)	$(728,912)	$291,083

Total traded indices							$—	$(1,019,995)	$(728,912)	$291,083

Total OTC contracts							$—	$(1,019,995)	$(728,912)	$291,083

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2019
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.EM.31.V1	USD	11,795,000	1.00%	06/20/24	Quarterly	$(342,874)	$(292,185)	$50,689

Buy protection:
CDX.NA.IG.32.V1	USD	11,696,000	(1.00%)	06/20/24	Quarterly	$(224,552)	$(267,527)	$(42,975)

Total traded indices						$(567,426)	$(559,712)	$7,714

Credit default swaps on single-name issues:
Sell protection:
Republic of Brazil	USD	510,000	1.00%	06/20/24	Quarterly	(10,890)	(5,908)	4,982
Republic of South Africa	USD	515,000	1.00%	06/20/24	Quarterly	(14,262)	(16,535)	(2,273)
Republic of Turkey	USD	565,000	1.00%	06/20/24	Quarterly	(64,530)	(61,524)	3,006

Total single-name issues						$(89,682)	$(83,967)	$5,715

Total centrally cleared contracts						$(657,108)	$(643,679)	$13,429

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.00% Fixed	USD	4,135,000	03/21/23	Semi-Annual	$84,273	$—	$(38,885)	$(123,158)
3 Mo. USD LIBOR	1.86% Fixed	USD	4,500,000	06/21/24	Semi-Annual	—	—	(1,134)	(1,134)
3 Mo. USD LIBOR	2.64% Fixed	USD	6,030,000	02/01/26	Semi-Annual	—	—	(323,527)	(323,527)

The accompanying notes are an integral part of these financial statements.

49

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2019 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.25% Fixed	USD	18,621,000	06/20/28	Semi-Annual	$1,268,635	$—	$(472,250)	$(1,740,885)
3 Mo. USD LIBOR	2.75% Fixed	USD	120,000	12/20/47	Semi-Annual	—	(2,550)	(14,815)	(12,265)
3 Mo. USD LIBOR	2.86% Fixed	USD	525,000	02/01/49	Semi-Annual	—	—	(83,273)	(83,273)
3 Mo. USD LIBOR	2.39% Fixed	USD	400,000	05/31/49	Semi-Annual	—	—	(17,813)	(17,813)
3 Mo. USD LIBOR	2.26% Fixed	USD	1,365,000	06/21/49	Semi-Annual	—	—	(21,140)	(21,140)

Total						$1,352,908	$(2,550)	$(972,837)	$(2,323,195)

OTC Total Return Swap Contracts Outstanding at July 31, 2019
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Investment Grade Index	MSC	USD	5,850,000	(1.00%)	12/20/19	Quarterly	$—	$—	$98,777	$98,777

Foreign Currency Contracts Outstanding at July 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
14,800,000	EGP	844,267	USD	GSC	12/18/19	$15,622	$—
3,000	GBP	3,746	USD	JPM	08/30/19	—	(67)
31,005	USD	45,000	AUD	SSG	08/07/19	—	(20)
4,375,521	USD	6,335,000	AUD	HSBC	08/30/19	4,180	—
294,939	USD	410,000	AUD	RBS	09/26/19	11,810	—
419,831	USD	550,000	CAD	BOA	08/09/19	916	—
305,314	USD	400,000	CAD	GSC	08/15/19	610	—
201,988	USD	270,000	CAD	JPM	08/26/19	—	(3,736)
317,673	USD	425,000	CAD	BNP	09/03/19	—	(6,194)
229,001	USD	300,000	CAD	CBK	09/09/19	366	—
95,448	USD	125,000	CAD	CBK	09/10/19	182	—
60,410	USD	80,000	CAD	RBS	09/10/19	—	(560)
124,050	USD	165,000	CAD	BNP	09/10/19	—	(1,701)
96,002	USD	125,000	CAD	MSC	09/18/19	723	—
464,411	USD	610,000	CAD	UBS	10/01/19	806	(1,453)
380,742	USD	500,000	CAD	CBK	10/07/19	—	(484)
99,796	USD	130,000	CAD	JPM	10/10/19	673	—
150,514	USD	200,000	CAD	MSC	10/10/19	—	(1,982)
188,317	USD	250,000	CAD	HSBC	11/01/19	—	(2,355)
133,102	USD	178,000	CAD	UBS	11/01/19	—	(2,656)
191,283	USD	250,000	CAD	BNP	11/04/19	603	—
381,641	USD	500,000	CAD	GSC	12/02/19	141	—
157,757	USD	210,000	CAD	HSBC	12/03/19	—	(2,475)
241,176	USD	320,000	CAD	NAB	12/03/19	—	(2,987)
90,279	USD	118,000	CAD	SSG	12/16/19	228	—
380,831	USD	500,000	CAD	CBK	01/14/20	—	(886)
306,422	USD	400,000	CAD	MSC	02/19/20	951	—
198,015	USD	260,000	CAD	MSC	03/09/20	—	(565)
37,596	USD	50,000	CAD	DEUT	06/01/20	—	(610)
195,151	USD	260,000	CAD	UBS	06/01/20	—	(3,521)
402,224	USD	350,000	EUR	BMO	08/01/19	12,504	—
103,535	USD	90,000	EUR	GSC	08/01/19	3,321	—
2,556,634	USD	2,289,000	EUR	GSC	08/30/19	1,653	—
282,010	USD	250,000	EUR	BOA	09/03/19	2,894	—
1,663,676	USD	1,457,000	EUR	BNP	09/18/19	35,050	—
875,453	USD	772,000	EUR	SSG	09/18/19	12,515	—
1,054,568	USD	936,000	EUR	SCB	09/18/19	8,312	—
112,123	USD	98,000	EUR	BCLY	09/18/19	2,579	—
201,940	USD	180,000	EUR	SSG	10/15/19	291	—
498,062	USD	445,000	EUR	JPM	10/15/19	—	(459)
2,033,231	USD	221,600,000	JPY	JPM	08/13/19	—	(9,718)
1,834,908	USD	199,900,000	JPY	JPM	08/19/19	—	(8,849)

The accompanying notes are an integral part of these financial statements.

50

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2019

Foreign Currency Contracts Outstanding at July 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
101,975	USD	11,100,000	JPY	JPM	08/26/19	$—	$(460)
152,237	USD	16,500,000	JPY	JPM	09/03/19	—	(115)
556,468	USD	59,950,000	JPY	JPM	09/09/19	2,673	—
464,748	USD	50,000,000	JPY	JPM	09/17/19	2,588	—
233,999	USD	25,000,000	JPY	JPM	10/21/19	2,313	—
7,848,747	USD	846,850,000	JPY	JPM	10/28/19	—	(3,649)

Total						$124,504	$(55,502)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$112,188,813	$—	$112,188,813	$—
Corporate Bonds	190,589,801	—	190,589,801	—
Foreign Government Obligations	30,669,670	—	30,669,670	—
Municipal Bonds	4,043,458	—	4,043,458	—
Senior Floating Rate Interests	25,908,150	—	25,908,150	—
U.S. Government Agencies	281,003,799	—	281,003,799	—
U.S. Government Securities	139,806,061	—	139,806,061	—
Short-Term Investments	8,139,514	5,618,905	2,520,609	—
Purchased Options	1,213,138	—	1,213,138	—
Foreign Currency Contracts(2)	124,504	—	124,504	—
Futures Contracts(2)	13,230	13,230	—	—
Swaps - Credit Default(2)	349,760	—	349,760	—
Swaps - Total Return(2)	98,777	—	98,777	—

Total	$794,148,675	$5,632,135	$788,516,540	$—

Liabilities
Foreign Currency Contracts(2)	$(55,502)	$—	$(55,502)	$—
Futures Contracts(2)	(1,262,613)	(1,262,613)	—	—
Swaps - Credit Default(2)	(45,248)	—	(45,248)	—
Swaps - Interest Rate(2)	(2,323,195)	—	(2,323,195)	—
TBA Sale Commitments	(18,091,273)	—	(18,091,273)	—

Total	$(21,777,831)	$(1,262,613)	$(20,515,218)	$—

(1)	For the year ended July 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

51

Hartford Active Fixed Income ETFs

Glossary: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
MSCI	Morgan Stanley Capital International

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
PT	Perseroan Terbatas
TBA	To Be Announced

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Mgmt	Management
Redev	Redevelpoment
Rev	Revenue
VA	Veterans Administration

52

Hartford Active Fixed Income ETFs

Statements of Assets and Liabilities

July 31, 2019

	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$140,573,980	$27,450,132	$112,809,746	$793,562,404
Cash	—	—	—	10,558
Foreign currency	—	—	4,640	10,693
Unrealized appreciation on OTC swap contracts	—	—	—	389,860
Unrealized appreciation on foreign currency contracts	—	—	6,685	124,504
Receivables:
Investment securities sold	—	—	326,063	93,880,581
Dividends and interest	1,393,062	150,003	695,559	4,086,425
Securities lending income	—	—	272	220
Variation margin on futures contracts	—	6,030	42,545	—
Variation margin on centrally cleared swap contracts	—	—	—	4,457
Tax reclaims	—	—	1,953	6,831
Other assets	—	—	6,105	815

Total assets	141,967,042	27,606,165	113,893,568	892,077,348

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	55,502
Bank overdraft	—	—	6,105	—
Obligation to return securities lending collateral	—	—	188,210	1,220,880
TBA sale commitments, at market value	—	—	—	18,091,273
Unfunded loan commitments	—	—	—	10,237
Payables:
Investment securities purchased	1,842,254	314,914	3,447,452	279,030,974
Investment management fees	34,363	8,624	26,554	145,364
Variation margin on futures contracts	—	—	—	228,875
Distributions payable	317,560	52,766	336,490	1,753,334
OTC swap contracts premiums received	—	—	—	1,019,995

Total liabilities	2,194,177	376,304	4,004,811	301,556,434

Net assets	$139,772,865	$27,229,861	$109,888,757	$590,520,914

Summary of Net Assets:
Paid-in-capital	$132,776,470	$26,251,591	$108,213,405	$558,979,344
Distributable earnings	6,996,395	978,270	1,675,352	31,541,570

Net assets	$139,772,865	$27,229,861	$109,888,757	$590,520,914

Net asset value per share	$41.72	$20.95	$40.70	$40.87

Shares issued and outstanding	3,350,000	1,300,000	2,700,000	14,450,000

Cost of investments	$133,940,037	$26,770,672	$110,905,666	$768,165,829
Cost of foreign currency	$—	$—	$4,640	$10,638
Proceeds of TBA sale commitments	$—	$—	$—	$18,095,043

(1) Includes Investment in securities on loan, at market value	$—	$—	$1,300,859	$1,175,049

The accompanying notes are an integral part of these financial statements.

53

Hartford Active Fixed Income ETFs

Statements of Operations

For the Year Ended July 31, 2019

	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Investment Income:
Interest	2,772,989	633,583	3,411,092	15,605,870
Securities lending	22	796	816	12,373
Less: Foreign tax withheld	—	—	—	(15,023)

Total investment income, net	2,773,011	634,379	3,411,908	15,603,220

Expenses:
Investment management fees	273,398	84,209	264,873	1,259,094

Total expenses	273,398	84,209	264,873	1,259,094

Net Investment Income (Loss)	2,499,613	550,170	3,147,035	14,344,126

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	395,339	331,066	157,806	14,117,755
Net realized gain (loss) on purchased options contracts	—	—	—	(592,660)
Net realized gain (loss) on futures contracts	—	(5,991)	(418,877)	(3,016,963)
Net realized gain (loss) on written options contracts	—	—	—	114,668
Net realized gain (loss) on swap contracts	—	—	—	(730,869)
Net realized gain (loss) on other foreign currency transactions	—	—	69,737	(461,325)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	395,339	325,075	(191,334)	9,430,606

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	6,692,181	701,904	1,950,384	26,080,338
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—	(176,248)
Net unrealized appreciation (depreciation) of futures contracts	—	(6,736)	(98,284)	(1,249,378)
Net unrealized appreciation (depreciation) of swap contracts	—	—	—	(1,950,117)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	6,842	8,418
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	—	498	(1,377)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	6,692,181	695,168	1,859,440	22,711,636

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	7,087,520	1,020,243	1,668,106	32,142,242

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,587,133	$1,570,413	$4,815,141	$46,486,368

The accompanying notes are an integral part of these financial statements.

54

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets

	Hartford Municipal Opportunities ETF		Hartford Schroders Tax-Aware Bond ETF
	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018(1)	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018(2)
Operations:
Net investment income (loss)	$2,499,613	$161,755	$550,170	$115,201
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	395,339	(51,955)	325,075	(22,358)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,692,181	(58,238)	695,168	(22,444)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,587,133	51,562	1,570,413	70,399

Distributions to Shareholders:(3)	(2,487,558)	(154,742)	(563,102)	(99,439)

Fund Share Transactions:
Sold	120,705,261	11,997,920	5,235,438	20,991,274
Redeemed	—	(80)	—	(40)
Other Capital	51,773	21,596	3,927	20,991

Net increase from capital share transactions	120,757,034	12,019,436	5,239,365	21,012,225

Net Increase (Decrease) in Net Assets	127,856,609	11,916,256	6,246,676	20,983,185

Net Assets:
Beginning of period	11,916,256	—	20,983,185	—

End of period	$139,772,865	$11,916,256	$27,229,861	$20,983,185

(1)	Commenced operations on December 13, 2017.
(2)	Commenced operations on April 18, 2018.
(3)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification,” it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended July 31, 2018 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

55

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets – (continued)

	Hartford Short Duration ETF		Hartford Total Return Bond ETF
	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018(4)	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018(5)
Operations:
Net investment income (loss)	$3,147,035	$93,141	$14,344,126	$396,696
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(191,334)	1,883	9,430,606	(162,977)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,859,440	(45,946)	22,711,636	(412,880)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,815,141	49,078	46,486,368	(179,161)

Distributions to Shareholders:(3)	(3,112,779)	(76,088)	(14,404,534)	(361,103)

Fund Share Transactions:
Sold	96,183,975	20,000,040	559,765,672	45,335,134
Redeemed	(8,032,678)	(40)	(46,687,112)	(80)
Other Capital	52,108	10,000	525,462	40,268

Net increase from capital share transactions	88,203,405	20,010,000	513,604,022	45,375,322

Net Increase (Decrease) in Net Assets	89,905,767	19,982,990	545,685,856	44,835,058

Net Assets:
Beginning of period	19,982,990	—	44,835,058	—

End of period	$109,888,757	$19,982,990	$590,520,914	$44,835,058

(3)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification,” it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended July 31, 2018 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

(4)	Commenced operations on May 30, 2018.
(5)	Commenced operations on September 27, 2017.

The accompanying notes are an integral part of these financial statements.

56

Hartford Active Fixed Income ETFs

Financial Highlights

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(4)

Hartford Municipal Opportunities ETF

For the Year Ended July 31, 2019
$39.72	$1.07	$1.92	$2.99	$0.02	$(1.01)	$(1.01)	$41.72	7.68%		$139,773	0.29%		0.29%		2.65%		32%

For the Period Ended July 31, 2018(5)
$40.00	$0.54	$(0.37)	$0.17	$0.07	$(0.52)	$(0.52)	$39.72	0.60	%(6)	$11,916	0.34	%(7)	0.34	%(7)	2.18	%(7)	37%

Hartford Schroders Tax-Aware Bond ETF

For the Year Ended July 31, 2019
$19.98	$0.51	$0.99	$1.50	$—	$(0.53)	$(0.53)	$20.95	7.62%		$27,230	0.39%		0.39%		2.55%		165%

For the Period Ended July 31, 2018(8)
$20.00	$0.11	$(0.06)	$0.05	$0.02	$(0.09)	$(0.09)	$19.98	0.37	%(6)	$20,983	0.39	%(7)	0.39	%(7)	1.93	%(7)	60%

Hartford Short Duration ETF

For the Year Ended July 31, 2019
$39.97	$1.38	$0.64	$2.02	$0.02	$(1.31)	$(1.31)	$40.70	5.20%		$109,889	0.29%		0.29%		3.45%		28%

For the Period Ended July 31, 2018(9)
$40.00	$0.19	$(0.09)	$0.10	$0.02	$(0.15)	$(0.15)	$39.97	0.31	%(6)	$19,983	0.29	%(7)	0.29	%(7)	2.75	%(7)	1%

Hartford Total Return Bond ETF

For the Year Ended July 31, 2019
$38.99	$1.30	$1.77	$3.07	$0.05	$(1.24)	$(1.24)	$40.87	8.14%		$590,521	0.29%		0.29%		3.30%		54%

For the Period Ended July 31, 2018(10)
$40.00	$0.77	$(1.14)	$(0.37)	$0.08	$(0.72)	$(0.72)	$38.99	(0.71	)%(6)	$44,835	0.38	%(7)	0.38	%(7)	2.35	%(7)	46%

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day.

(3)	There were no waivers or reimbursements for the periods shown.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on December 13, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on April 18, 2018.
(9)	Commenced operations on May 30, 2018.
(10)	Commenced operations on September 27, 2017.

The accompanying notes are an integral part of these financial statements.

57

Hartford Active Fixed Income ETFs

Notes to Financial Statements

July 31, 2019

1.	Organization:

Hartford Funds Exchange-Traded Trust (the “Trust”) is an open-end registered management investment company comprised of four operational series as of July 31, 2019. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:

Hartford Municipal Opportunities ETF (the “Municipal Opportunities ETF”)

Hartford Schroders Tax-Aware Bond ETF (the “Tax-Aware Bond ETF”)

Hartford Short Duration ETF (the “Short Duration ETF”)

Hartford Total Return Bond ETF (the “Total Return Bond ETF”)

Municipal Opportunities ETF commenced operations on December 13, 2017. Total Return Bond ETF commenced operations on September 27, 2017. Tax-Aware Bond ETF commenced on operations on April 18, 2018. Short Duration ETF commenced operation on May 30, 2018. Each Fund is an actively managed, exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. (“NYSE Arca”). Shares of Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX”). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

58

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees (the “Board”) has delegated the day-to-day responsibility for implementing the valuation procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.

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Hartford Active Fixed Income ETFs

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July 31, 2019

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available, if applicable. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such a Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)

Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, monthly. Dividends from realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

g)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within a Fund’s Statement of Changes in Net Assets for the year/period ended July 31, 2018 has been modified accordingly.

Below is the characterization of the Fund distributions for the year/period ended July 31, 2018 as previously disclosed in the Statement of Changes in Net Assets within the July 31, 2018 Annual Report:

Distributions to Shareholders Year Ended July 31, 2018:
From net investment income
Fund
Hartford Municipal Opportunities ETF	$(154,742)
Hartford Schroders Tax-Aware Bond ETF	(99,439)
Hartford Short Duration ETF	(76,088)
Hartford Total Return Bond ETF	(361,103)

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

Below is the Undistributed Net Investment Income for the year/period ended July 31, 2018 as previously disclosed in the Statement of Changes in Net Assets within the July 31, 2018 Annual Report:

Fund	Undistributed Net Investment Income
Hartford Municipal Opportunities ETF	$7,013
Hartford Schroders Tax-Aware Bond ETF	15,762
Hartford Short Duration ETF	19,330
Hartford Total Return Bond ETF	109,471

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of July 31, 2019.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a Borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of July 31, 2019.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of July 31, 2019.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended July 31, 2019, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF had entered into Futures Contracts.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended July 31, 2019, Short Duration ETF and Total Return Bond ETF had entered into Foreign Currency Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended July 31, 2019, Total Return Bond ETF had entered into Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended July 31, 2019, Total Return Bond ETF had entered into Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended July 31, 2019, Total Return Bond ETF had entered into Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended July 31, 2019, Total Return Bond ETF had entered into Total Return Swap Contracts.

64

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

e)	Additional Derivative Instrument Information:

Tax-Aware Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$6,736	$—	$—	$—	$—	$—	$6,736

Total	$6,736	$—	$—	$—	$—	$—	$6,736

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(5,991)	$—	$—	$—	$—	$—	$(5,991)

Total	$(5,991)	$—	$—	$—	$—	$—	$(5,991)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(6,736)	$—	$—	$—	$—	$—	$(6,736)

Total	$(6,736)	$—	$—	$—	$—	$—	$(6,736)

For the year ended July 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short at Number of Contracts	(3)

Short Duration ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$19,518	$—	$—	$—	$—	$—	$19,518
Unrealized appreciation on foreign currency contracts	—	6,685	—	—	—	—	6,685

Total	$19,518	$6,685	$—	$—	$—	$—	$26,203

Liabilities:
Unrealized depreciation on futures contracts(1)	$116,729	$—	$—	$—	$—	$—	$116,729

Total	$116,729	$—	$—	$—	$—	$—	$116,729

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

65

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

Short Duration ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(418,877)	$—	$—	$—	$—	$—	$(418,877)

Total	$(418,877)	$—	$—	$—	$—	$—	$(418,877)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(98,284)	$—	$—	$—	$—	$—	$(98,284)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	6,842	—	—	—	—	6,842

Total	$(98,284)	$6,842	$—	$—	$—	$—	$(91,442)

For the year ended July 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	57
Futures Contracts Short at Number of Contracts	(112)
Foreign Currency Contracts Purchased at Contract Amount	$249,987
Foreign Currency Contracts Sold at Contract Amount	$1,140,993

Total Return Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,213,138	$—	$—	$—	$—	$—	$1,213,138
Unrealized appreciation on futures contracts(1)	13,230	—	—	—	—	—	13,230
Unrealized appreciation on foreign currency contracts	—	124,504	—	—	—	—	124,504
Unrealized appreciation on swap contracts(2)	448,537	—	—	—	—	—	448,537

Total	$1,674,905	$124,504	$—	$—	$—	$—	$1,799,409

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,262,613	$—	$—	$—	$—	$—	$1,262,613
Unrealized depreciation on foreign currency contracts	—	55,502	—	—	—	—	55,502
Unrealized depreciation on swap contracts(2)	2,323,195	—	45,248	—	—	—	2,368,443

Total	$3,585,808	$55,502	$45,248	$—	$—	$—	$3,686,558

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

Total Return Bond ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(592,660)	$—	$—	$—	$—	$—	$(592,660)
Net realized gain (loss) on futures contracts	(3,016,963)	—	—	—	—	—	(3,016,963)
Net realized gain (loss) on written options contracts	114,668	—	—	—	—	—	114,668
Net realized gain (loss) on swap contracts	(872,110)	—	141,241	—	—	—	(730,869)

Total	$(4,367,065)	$—	$141,241	$—	$—	$—	$(4,225,824)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(176,248)	$—	$—	$—	$—	$—	$(176,248)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,249,378)	—	—	—	—	—	(1,249,378)
Net change in unrealized appreciation (depreciation) of swap contracts	(1,899,785)	—	(50,332)	—	—	—	(1,950,117)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	8,418	—	—	—	—	8,418

Total	$(3,325,411)	$8,418	$(50,332)	$—	$—	$—	$(3,367,325)

For the year ended July 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	26,401,833
Futures Contracts Long at Number of Contracts	358
Futures Contracts Short at Number of Contracts	(375)
Written Options Contracts at Number of Contracts	(57,319,000)
Swap Contracts at Notional Amount	$53,038,232
Foreign Currency Contracts Purchased at Contract Amount	$751,892
Foreign Currency Contracts Sold at Contract Amount	$35,801,761

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of July 31, 2019:

Short Duration ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$6,685	$—
Futures contracts	19,518	(116,729)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	26,203	(116,729)

Derivatives not subject to a MNA	(19,518)	116,729

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,685	$—

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

Short Duration ETF – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$5,856	$—	$—	$—	$5,856
Goldman Sachs & Co.	829	—	—	—	829

Total	$6,685	$—	$—	$—	$6,685

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Tax-Aware Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(6,736)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(6,736)

Derivatives not subject to a MNA	—	6,736

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Total Return Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$124,504	$(55,502)
Futures contracts	13,230	(1,262,613)
Purchased options	1,213,138	—
Swap contracts	448,537	(2,368,443)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,799,409	(3,686,558)

Derivatives not subject to a MNA	(71,907)	3,631,056

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,727,502	$(55,502)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$3,810	$—	$—	$—	$3,810
Bank of Montreal	12,504	—	—	—	12,504
Barclays	2,579	—	—	—	2,579
BNP Paribas Securities Services	35,653	(7,895)	—	—	27,758
Citibank NA	548	(548)	—	—	—
Deutsche Bank Securities, Inc.	8,792	(610)	—	—	8,182
Goldman Sachs & Co.	178,109	—	—	—	178,109
HSBC Bank USA	1,217,318	(4,830)	—	—	1,212,488
JP Morgan Chase & Co.	8,247	(8,247)	—	—	—
Morgan Stanley	225,980	(2,547)	—	—	223,433
RBS Greenwich Capital	11,810	(560)	—	—	11,250
Standard Chartered Bank	8,312	—	—	—	8,312
State Street Global Markets LLC	13,034	(20)	—	—	13,014
UBS AG	806	(806)	—	—	—

Total	$1,727,502	$(26,063)	$—	$—	$1,701,439

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
BNP Paribas Securities Services	$(7,895)	$7,895	$—	$—	$—
Citibank NA	(1,370)	548	—	—	(822)
Deutsche Bank Securities, Inc.	(610)	610	—	—	—
HSBC Bank USA	(4,830)	4,830	—	—	—
JP Morgan Chase & Co.	(27,053)	8,247	—	—	(18,806)
Morgan Stanley	(2,547)	2,547	—	—	—
National Australia Bank Limited	(2,987)	—	—	—	(2,987)
RBS Greenwich Capital	(560)	560	—	—	—

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

Total Return Bond ETF – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(20)	$20	$—	$—	$—
UBS AG	(7,630)	806	—	—	(6,824)

Total	$(55,502)	$26,063	$—	$—	$(29,439)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydowns gain/losses on mortgage-backed and asset-backed securities, foreign currency gains and losses and certain derivatives. The character of

69

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended July 31, 2019 and July 31, 2018 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended July 31, 2019			For the Year Ended July 31, 2018
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains*	Tax Exempt Income	Ordinary Income
Municipal Opportunities ETF	$2,379,180	$108,378	$—	$148,291	$6,451
Tax-Aware Bond ETF	382,609	180,493	—	52,587	46,852
Short Duration ETF	—	3,112,135	644	—	76,088
Total Return Bond ETF	—	14,404,534	—	—	361,103

*	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).

As of July 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation/ (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Municipal Opportunities ETF	$336,628	$340,878	$3,472	$—	$(317,560)	$6,632,977	$6,996,395
Tax-Aware Bond ETF	58,769	176,298	117,639	—	(53,896)	679,460	978,270
Short Duration ETF	—	466,624	—	(358,206)	(336,490)	1,903,424	1,675,352
Total Return Bond ETF	—	12,347,902	—	—	(3,914,634)	23,108,302	31,541,570

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended July 31, 2019, there were no reclassifications recorded in the Fund’s capital accounts.

e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Short Duration ETF	$51,809	$306,397

Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2019.

During the fiscal year ended July 31, 2019, the Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF utilized $50,989, $18,273 and $219,216, respectively, of prior year capital loss carryforwards.

f)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at July 31, 2019 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Municipal Opportunities ETF	$133,941,003	$6,634,224	$(1,247)	$6,632,977
Tax-Aware Bond ETF	26,770,672	697,637	(24,913)	672,724
Short Duration ETF	110,906,262	2,185,045	(281,561)	1,903,484
Total Return Bond ETF	768,203,998	27,341,186	(4,231,276)	23,109,910

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of July 31, 2019, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Municipal Opportunities ETF, Short Duration ETF, and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement with respect to Tax-Aware Bond ETF. SIMNA performs the daily investment of the assets of Tax-Aware Bond ETF in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate the applicable sub-adviser.

Under the Investment Management Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes and acquired fund fees and expenses) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Adviser under the Investment Management Agreement. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Management Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Municipal Opportunities ETF	0.29%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Total Return Bond ETF	0.29%

b)

Distribution Plans – Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its Shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of asset-based charges.

For the year ended July 31, 2019, the Funds did not pay any Rule 12b-1 fees.

c)

Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended July 31, 2019, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by HFMC. As part of each Fund’s Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.

8.	Securities Lending:

Each Fund may lend Fund securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1⁄3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and recall the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Interest earned on securities out on loan is not eligible for qualified interest income for federal tax purposes. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the

71

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral received by the Fund. Each Fund will seek to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. Any securities lending income earned by a Fund appears on the Statements of Operations net of any fees paid to State Street for serving as the securities lending agent.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially in certain international markets such as Taiwan), ‘‘gap’’ risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of securities loaned may cause a Fund to lose the opportunity to sell the securities at a desirable price.

At July 31, 2019, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)
Short Duration ETF	$1,300,859	$188,210	$1,150,590
Total Return Bond ETF	1,175,049	1,220,880	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2019.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Short Duration ETF
Securities Lending Transactions(1)
Corporate Bonds	$188,210	$—	$—	$—	$188,210

Total Borrowings	$188,210	$—	$—	$—	$188,210

Gross amount of recognized liabilities for securities lending transactions					$188,210

Total Return Bond ETF
Securities Lending Transactions(1)
Corporate Bonds	$1,220,880	$—	$—	$—	$1,220,880

Total Borrowings	$1,220,880	$—	$—	$—	$1,220,880

Gross amount of recognized liabilities for securities lending transactions					$1,220,880

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

10.	Custodian and Transfer Agent:

State Street serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”) dated December 31, 2014, as amended November 21, 2017. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”) dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.

For the services provided under the Custodian Agreement and Transfer Agency Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds’ unitary management fee structure.

11.	Affiliate Holdings:

As of July 31, 2019, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Municipal Opportunities ETF	72%
Tax-Aware Bond ETF	38%
Short Duration ETF	37%

As of July 31, 2019, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds. Affiliated funds of funds owned shares in the Fund listed below as follows:

Fund	Percentage of Fund
Short Duration ETF	45%
Total Return Bond ETF	98%

12.	Investment Transactions:

For the year ended July 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Municipal Opportunities ETF	$148,723,127	$28,457,352	$—	$—	$148,723,127	$28,457,352
Tax-Aware Bond ETF	18,255,695	14,587,793	22,945,299	18,499,457	41,200,994	33,087,250
Short Duration ETF	101,075,041	22,293,502	9,839,606	1,155,521	110,914,647	23,449,023
Total Return Bond ETF	379,016,486	125,555,460	305,158,671	85,597,271	684,175,157	211,152,731

13.	Share Transactions:

Each Fund will issue and redeem Shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s Shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

73

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee may be charged. The following table discloses Creation Unit breakdown for each Fund:

Fund	Standard Creation Unit Shares	Standard In-kind Creation Fee	Value at July 31, 2019	Standard In-kind Redemption Fee
Municipal Opportunities ETF	50,000	$400	$2,086,000	$400
Tax-Aware Bond ETF	50,000	$500	1,047,500	$500
Short Duration ETF	50,000	$400	2,035,000	$400
Total Return Bond ETF	50,000	$500	2,043,500	$500

Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Short Duration ETF are listed and traded on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.

Because each Fund is structured as an ETF, individual Shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units (50,000 shares) to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.

The following information is for the year ended July 31, 2019 and the period ended July 31, 2018:

	For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(1)
	Shares	Amount	Shares	Amount
Municipal Opportunities ETF
Shares Sold	3,050,000	$120,705,261	300,002	$11,997,920
Shares Redeemed	—	—	(2)	(80)
Other Capital	—	51,773	—	21,596

Net Increase (Decrease)	3,050,000	120,757,034	300,000	12,019,436

	For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(2)
	Shares	Amount	Shares	Amount
Tax-Aware Bond ETF
Shares Sold	250,000	$5,235,438	1,050,002	$20,991,274
Shares Redeemed	—	—	(2)	(40)
Other Capital	—	3,927	—	20,991

Net Increase (Decrease)	250,000	5,239,365	1,050,000	21,012,225

	For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(3)
	Shares	Amount	Shares	Amount
Short Duration ETF
Shares Sold	2,400,000	$96,183,975	500,001	$20,000,040
Shares Redeemed	(200,000)	(8,032,678)	(1)	(40)
Other Capital	—	52,108	—	10,000

Net Increase (Decrease)	2,200,000	88,203,405	500,000	20,010,000

74

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2019

	For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(4)
	Shares	Amount	Shares	Amount
Total Return Bond ETF
Shares Sold	14,500,000	$559,765,672	1,150,002	$45,335,134
Shares Redeemed	(1,200,000)	(46,687,112)	(2)	(80)
Other Capital	—	525,462	—	40,268

Net Increase (Decrease)	13,300,000	513,604,022	1,150,000	45,375,322

(1)	Commenced operations on December 13, 2017.
(2)	Commenced operations on April 18, 2018.
(3)	Commenced operations on May 30, 2018.
(4)	Commenced operations on September 27, 2017.

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

75

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Hartford Funds Exchange-Traded Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Funds Exchange-Traded Trust (the “Trust”) (comprising Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, and Hartford Total Return Bond ETF) (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Hartford Funds Exchange-Traded Trust at July 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Hartford Funds Exchange-Traded Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Hartford Total Return Bond ETF	For the year ended July 31, 2019	For the year ended July 31, 2019 and the period from September 27, 2017 (commencement of operations) through July 31, 2018
Hartford Municipal Opportunities ETF	For the year ended July 31, 2019	For the year ended July 31, 2019 and the period from December 13, 2017 (commencement of operations) through July 31, 2018
Hartford Schroders Tax-Aware Bond ETF	For the year ended July 31, 2019	For the year ended July 31, 2019 and the period from April 18, 2018 (commencement of operations) through July 31, 2018
Hartford Short Duration ETF	For the year ended July 31, 2019	For the year ended July 31, 2019 and the period from May 30, 2018 (commencement of operations) through July 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, audits of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

September 24, 2019

76

Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust

Hartford Funds Exchange-Traded Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of July 31, 2019. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES

HILARY E. ACKERMANN (1956)	Trustee and Chair of the Compliance and Risk Oversight Committee	Trustee since October 2017; Chair of the Compliance and Risk Oversight Committee since November 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.

ROBIN C. BEERY (1967)	Trustee	Since December 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG(4) (1946)	Trustee and Chairman of the Investment Committee	Trustee since October 2017; Chair of the Investment Committee since November 2017	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Trustee	Since October 2017	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Trustee and Chairman of the Nominating and Governance Committee	Trustee since October 2017; and Chairman of the Nominating and Governance Committee since November 2017	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

77

Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

WILLIAM P. JOHNSTON(4) (1944)	Trustee and Chairman of the Board of Trustees and the Contracts Committee	Trustee since October 2017; and Chairman of the Board of Trustees and the Contracts Committee since November 2017	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Trustee and Chairman of the Audit Committee	Trustee since October 2017; and Chairman of the Audit Committee since November 2017	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Trustee	Since October 2017	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

78

Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

DAVID SUNG (1953)	Trustee	Since December 2016	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED TRUSTEE

JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	Trustee since October 2017; President and Chief Executive Officer since November 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since December 2016	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since May 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Chief Legal Officer and Vice President	Since December 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since December 2016	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

79

Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

THEODORE J. LUCAS (1966)	Vice President	Since November 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since December 2016	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since December 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since December 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since November 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Trustee holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.

(4)	Effective August 7, 2019, Mr. Birdsong has been appointed as Chairman of the Board. Effective September 24, 2019, Mr. Johnston has retired and will no longer be a Trustee of the Trust.
(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.

80

Hartford Active Fixed Income ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports once filed will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

81

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages

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c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Municipal Opportunities ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Tax-Aware Bond ETF is sub-advised by Schroder Investment Management North America Inc. (Schroders). The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.

ETFAR-AFI19    09/19    213032    HFA000553    09/20    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$90,000 for the fiscal year ended July 31, 2018; $88,000 for the fiscal year ended July 31, 2019.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended July 31, 2018; $0 for the fiscal year ended July 31, 2019.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$18,500 for the fiscal year ended July 31, 2018; $48,000 for the fiscal year ended July 31, 2019. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended July 31, 2018; $0 for the fiscal year ended July 31, 2019.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $10,000 for all funds in each of the Registrant and Lattice Strategies Trust in the aggregate in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended July 31, 2019, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $18,500 for the fiscal year ended July 31, 2018; $48,000 for the fiscal year ended July 31, 2019.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, William P. Johnston, Phillip O. Peterson and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 4, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 4, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 4, 2019	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)